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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF

                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-4009
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                     GOVERNMENT SECURITIES VARIABLE ACCOUNT
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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               (Address of principal executive offices) (Zip code)

                             James R. Bordewick, Jr.
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                      Date of fiscal year end: December 31
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                     Date of reporting period: June 30, 2004
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ITEM 1. REPORTS TO STOCKHOLDERS.
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[COMPASS LOGO]


PROFESSIONALLY MANAGED COMBINATION
FIXED/VARIABLE ANNUITIES
FOR PERSONAL INVESTMENTS AND
QUALIFIED RETIREMENT PLANS


SEMIANNUAL REPORT - JUNE 30, 2004


CAPITAL APPRECIATION VARIABLE ACCOUNT
GLOBAL GOVERNMENTS VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT
HIGH YIELD VARIABLE ACCOUNT
MANAGED SECTORS VARIABLE ACCOUNT
MONEY MARKET VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT


ISSUED BY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S),
A WHOLLY OWNED SUBSIDIARY OF
SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.

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TABLE OF CONTENTS

Letter from the CEO of MFS                                                     1

Management Reviews                                                             2

Performance Summary                                                            6

Portfolio of Investments                                                       7

Financial Statements                                                          24

Notes to Financial Statements                                                 42

Managers and Officers                                                         51

ANNUITIES ARE DESIGNED FOR LONG-TERM RETIREMENT INVESTING. PROSPECTUSES FOR THE VARIABLE ANNUITY PRODUCT AND THE VARIABLE INVESTMENT OPTIONS CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ BOTH PROSPECTUSES CAREFULLY BEFORE INVESTING AS THEY CONTAIN COMPLETE INFORMATION ON THE INVESTMENT OBJECTIVES AND RISKS, CHARGES, EXPENSES SUCH AS MORTALITY AND EXPENSE RISK, OPTIONAL DEATH AND LIVING BENEFIT CHARGES, AND SURRENDER AND INVESTMENT OPTION CHARGES. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUSES, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED               MAY LOSE VALUE             NO BANK GUARANTEE
NOT A DEPOSIT                  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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LETTER FROM THE CEO OF MFS

DEAR CONTRACT OWNERS,

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee,composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original ResearchSM process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

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As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,


/s/ Robert J. Manning
Robert J. Manning
Chief Executive Officer and Chief Investment Officer
MFS Investment Management(R), investment advisor to the
MFS(R)/Compass Variable Accounts

July 19, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MARKET ENVIRONMENT

By most measures, global economic conditions improved during the first half of 2004. The period, however, was a volatile one for investors as market sentiment turned somewhat negative in the second quarter of the year.

STOCK MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. The release of increasingly positive economic, corporate earnings, and corporate capital spending numbers helped drive global equity markets.

In the second quarter of 2004, many measures of the global economy -- including employment, consumer spending, corporate capital expenditures, and earnings -- continued to improve. However, stock prices, which made only modest gains in the second quarter, generally did not reflect these improvements.

We believe that several factors began to hold back equity markets. One was the expectation that we were entering a period of rising interest rates, particularly in the United States. Investors may also have feared that corporate earnings growth would moderate in the second half of 2004 after showing exceptional improvement in the past several quarters.

Investor concerns about geopolitical instability seemed, in our view, to hold back stock prices as well. We believe the March 2004 train bombings in Spain, continued unrest in Iraq, and terrorism in Saudi Arabia brought international political concerns to the forefront of investors' minds. Political instability in the Middle East, which could constrict oil supplies and bring additional oil price hikes, caused many investors, we think, to worry that the global economic recovery might slow down.

Finally, in our view, worries that the Chinese economic engine could sputter acted as a drag on the global economy. Companies around the world supply China with raw materials and finished goods. As a result, any changes in the conditions of China's economy can have considerable ripple effects around the world.

BOND MARKET ENVIRONMENT

The six-month period was a volatile one in global bond markets as well. Investors, in our view, favored higher-quality debt early in the year but by the second quarter began to shift into higher-yielding bonds.

When 2004 began, interest rates in many developed nations were at historical lows. However, the bond market changed dramatically over the next few months, after the U.S. Department of Labor began releasing a string of strong monthly jobs reports that indicated that the U.S. economy was in a full recovery. Inflation concerns appeared to mount. Investors, therefore, began to anticipate that the U.S. Federal Reserve Board (the Fed) would raise short-term interest rates from their 46-year lows. The Fed fulfilled these expectations on the last day of the period, instituting a rate increase of 0.25% on June 30.

We believe that anticipation of this increase is what caused investors to move from higher-quality debt into lower-quality issues. While bonds across most asset classes were hurt by rising rates in the final months of the period, lower-rated debt was less affected than higher-rated issues and tended to show better performance.

MANAGEMENT REVIEWS

CAPITAL APPRECIATION VARIABLE ACCOUNT

For the 6 months ended June 30, 2004, the Compass 2 account provided a total return of 2.86%; the Compass 3 account provided a total return of 2.80%; and the Compass 3 -- Level 2 account provided a total return of 2.88%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 2.74% over the same period for the account's benchmark, the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the utilities and communications, special products and services, and industrial goods and services sectors had a strong positive impact on the account's relative performance against its benchmark, the Russell 1000 Growth Index, during the period. An overweighting in the industrial goods and services sector also aided results.

Our positions in two of the account's top-performing individual stocks, wireless carrier company Sprint PCS Group and wireless telecom equipment maker Andrew Corp., helped drive the account's performance in the utilities and communications sector. We sold our Sprint PCS holdings during the period.

While no individual special products and services holding was among the account's largest contributors during the period, stock selection in this sector helped boost returns. Stockpicking in the industrial goods and services area proved to be another source of relative strength, led by our position in manufacturing conglomerate Tyco International.

Several technology holdings also helped relative returns including network company Netscreen Technologies, electronics company Marvell Technology, and internet auction site eBay. Also, in the transportation sector, express carrier FedEx delivered a positive contribution. Underweighting computer chip maker Intel helped as the stock declined over the period. We sold Netscreen Technologies before the period ended.

DETRACTORS FROM PERFORMANCE

Stock selection in the leisure and health care sectors detracted significantly from relative performance. An overweighting in leisure also hurt relative results.

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In the leisure sector, our positions in radio broadcasting company Clear Channel and cable operator Comcast held back performance.

Among the account's health care holdings, our position in pharmaceutical company Wyeth detracted the most from relative returns.

Other holdings that hurt relative performance included automobile dealer CarMax and online travel vendor InterActiveCorp. In addition, underweighting cellular communications products firm QUALCOMM and missing most of the stock's significant rise over the period also detracted from relative results. We sold QUALCOMM out of the account by period-end.

NOTE TO CONTRACT OWNERS: GREGORY W. LOCRAFT, JR. BECAME PORTFOLIO MANAGER OF THE ACCOUNT IN NOVEMBER 2003, REPLACING JOHN E. LATHROP. EFFECTIVE JULY 1, 2004, MARGARET W. ADAMS ALSO BECAME A MANAGER OF THE PORTFOLIO.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT

For the six months ended June 30, 2004, the Compass 2 account provided a total return of -2.44%, the Compass 3 account provided a total return of -2.51%, and the Compass 3 -- Level 2 account provided a total return of -2.44%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with the return of -1.53% over the same period for the account's benchmark, the Citigroup World Government Bond Index. The Citigroup World Government Bond Index measures developed country government bond markets around the world.

GLOBAL BOND MARKET ENVIRONMENT

During the first two months of 2004, the global environment was dominated by disappointing U.S. labor-market data. Despite a global market characterized by rising inflationary pressures, buoyant economic sentiment, and robust economic activity, we believe that weak employment conditions in the United States caused market participants to question the sustainability of the global economic recovery. In this setting, global bonds performed well through March. However, U.S. labor markets displayed surprisingly vigorous growth beginning in March (the data being released in early April). In addition, we feel that rising commodity prices, particularly in oil and gas, fostered a considerable rise in global inflationary expectations. These two elements in concert precipitated a very sharp selloff in global bonds from early April until mid-May, as the global market prepared for a period of rate tightening by the U.S. Federal Reserve Board.

Regionally, Japan's economic expansion became significantly more vigorous and somewhat more balanced in the first half of 2004, and the eurozone witnessed disappointingly low growth. Australia, New Zealand, and the United Kingdom demonstrated particularly strong growth during the period, which resulted in rate-tightening measures in the latter two countries and a tightening bias in Australia.

In our view, the dollar weakened relative to major currencies during the first half of the period apparently due to concerns related to the labor market, but it rebounded in the second half as expectations of Fed rate hikes rose.

KEY DETRACTORS FROM PERFORMANCE

Our overweighted position relative to the benchmark in New Zealand bonds, as well as the non-TIPS U.S. position, underperformed modestly. Our overweighting in the Australian dollar also detracted slightly from performance.

KEY CONTRIBUTORS TO PERFORMANCE

Japanese government bonds "JGBs" sold off sharply in June due to increased confidence that the Japanese recovery was sustainable. The portfolio benefited from a significantly underweighted position relative to its benchmark in JGBs. The overweighted position in the euro, as well as the underweighted position in the Swedish krona, also boosted performance. An overweighting in U.S. TIPS (Treasury inflation-protected securities) provided additional outperformance as inflationary expectations rose during the period.

GOVERNMENT SECURITIES VARIABLE ACCOUNT

For the six months ended June 30, 2004, the Compass 2 account provided a total return of -0.45%, the Compass 3 account provided a total return of -0.50%, and the Compass 3 -- Level 2 account provided a total return of -0.43%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 0.31% over the same period for the account's benchmark, the Lehman Brothers Government/Mortgage Index. The Lehman Brothers Government/Mortgage Index measures the performance of the government and mortgage securities markets.

DETRACTORS FROM PERFORMANCE

The most significant detractors from performance during the six-month period were the portfolio's investments in higher-yielding, 30-year mortgage pools during the first three months of the period when interest rates were continuing to trend lower. While many of those pools had interest rates of 6% or higher, they suffered high rates of prepayments as homeowners refinanced their homes to take advantage of lower interest rates. Prepayments tend to erode the value of mortgage pools as well as detract from current income of bondholders.

CONTRIBUTORS TO PERFORMANCE

The portfolio's defensive strategy of lowering exposure to interest-rate risk helped relative performance as rising interest rates undermined the market price of Treasuries and other high-quality investments. Duration -- a measure of sensitivity to interest-rate risk -- was maintained at a lower level than the duration of the Lehman Brothers Government/Mortgage Index. We believe this reduced the portfolio's price risk during a time of slipping bond prices.

The portfolio's investments in 15-year maturity mortgage pools also helped relative performance. Those mortgage pools outperformed comparable Treasuries and agency paper, largely because the mortgages experienced less price volatility. Among the portfolio's Treasury holdings, our focus on TIPS, or Treasury Inflation-Protected Securities, also helped performance as they showed less price volatility than ordinary Treasuries. (The principal value and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.)

HIGH YIELD VARIABLE ACCOUNT

For the six months ended June 30, 2004, the Compass 2 account provided a total return of -0.67%; the Compass 3 account provided a total return of -0.72%; and the Compass 3 -- Level 2 account provided a total return -0.64%. These returns include the reinvestment of any dividends and capital gains distributions and compare to returns over the same period of 1.36% and 1.37%,

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respectively, for the accounts' benchmarks, the Lehman Brothers High Yield Index
(the Lehman Index) and the Lipper High Yield Bond Index (the Lipper Index). The Lehman Index measures the performance of the high-yield bond market. The Lipper indices measure the performance of funds within their respective classifications.

DETRACTORS FROM PERFORMANCE

The portfolio's underperformance versus its benchmarks was attributable in part to our virtual avoidance of several volatile sectors of the high-yield market, including textiles and finance companies, which rallied strongly during the period. Several specific holdings also detracted from relative performance, including Dobson Communications, a regional wireless services provider that was hampered by slower-than-expected subscriber growth. Another laggard was bankrupt textile manufacturer WestPoint Stevens, whose financial situation deteriorated further during the period, sending the price of its bonds lower.

CONTRIBUTORS TO PERFORMANCE

The portfolio's relative performance was helped by an underweighted position in utilities moderated in part by some negative security selection and by an overweighting in the securities of media companies. Among the holdings contributing to performance was IMC Global, a provider of nutrients for the agricultural industry and ingredients for the animal feed industry. During the period Cargill Crop Nutrition, whose bonds carried an investment-grade rating, announced its intention to acquire IMC Global, boosting the price of the latter's bonds. Also aiding the portfolio's relative performance was newspaper chain Hollinger International, as proceeds from the ongoing sale of the company continued to support its bonds amid management turmoil.

NOTE TO CONTRACT OWNERS: BERNARD SCOZZAFAVA IS NO LONGER A MANAGER OF THE PORTFOLIO. HE WAS REPLACED BY JOHN F. ADDEO ON APRIL 7, 2004. SCOTT B. RICHARDS WAS ALSO NAMED AS A PORTFOLIO MANAGER ON MAY 24, 2004.

MANAGED SECTORS VARIABLE ACCOUNT

For the six months ended June 30, 2004, the Compass 2 account provided a total return of 0.94%, the Compass 3 account provided a total return of 0.86%, and the Compass 3 -- Level 2 account provided a total return of 0.94%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 2.74% over the same period for the account's benchmark, the Russell 1000 Growth Index (the Russell Index), which measures the performance of large-cap U.S. growth stocks.

DETRACTORS FROM PERFORMANCE

Stock selection in leisure, as well as an overweighted position in the sector, held back relative returns. Several media companies in the account, including Viacom, Clear Channel Communications, and Westwood One, fell short of our growth expectations as they failed to enjoy the strong increases in advertising revenues we had anticipated in an improving economy. By period-end we had sold our Westwood One position. Elsewhere in the leisure sector, our holding in cable operator Comcast fell after the firm's unsuccessful bid to acquire Disney. We believe Comcast and other cable company stocks remained under pressure because of fears of increasing competition from satellite and DSL (digital subscriber line) operators.

Although technology holdings as a group detracted only modestly from relative results, several stocks in the sector were among the portfolio's most significant individual detractors. These included storage management software firm VERITAS Software and semiconductor fabrication equipment company Novellus Systems. VERITAS stock declined as the firm lowered its earnings projections and moved to restate prior-year results. Despite beating consensus earnings estimates and raising forward earnings projections, we believe Novellus Systems languished because investors questioned the sustainability of the semiconductor business cycle. The account's Novellus Systems stock was sold during the period. Elsewhere in technology, underweighting cellular communications products firm QUALCOMM and missing nearly all of the stock's strong rise over the period also subtracted from relative results. The account did not own QUALCOMM at period-end.

CONTRIBUTORS TO PERFORMANCE

On a sector basis, stock selection in utilities and communications and retailing contributed most strongly to relative performance.

In the utilities and communications sector, cellular phone stocks in general rose during the bidding war for AT&T Wireless that culminated in the firm's purchase by Cingular, a joint venture of BellSouth and SBC Communications. We sold our holdings in both AT&T Wireless and rival Sprint PCS during the rally.

The portfolio's underweighted position in Wal-Mart was the largest relative contributor in the retailing sector. Disappointing sales and a class action lawsuit exerted pressure on the stock during the period. At period-end the portfolio did not hold any Wal-Mart shares.

A number of technology stocks were also among the account's largest relative contributors. Business infrastructure software provider Akamai Technologies, whose core service essentially allows customers to enhance Web site performance while lowering costs, was propelled by robust financial results. Online auctioneer eBay likewise delivered strong relative performance. In our view, eBay benefited from a growing trend toward online business transactions. Underweighting semiconductor giant Intel also helped relative results as the stock declined over the period.

Individual stock contributors elsewhere in the portfolio included cosmetics firm Avon Products and analytical tool maker Waters Corporation. Avon enjoyed solid revenue growth across all geographies. Waters experienced improving end-market demand for its products as a range of companies -- from industrial to biotechnology concerns -- invested more money in research and development.

MONEY MARKET VARIABLE ACCOUNT

For the six months ended June 30, 2004, the Compass 2 account provided a total return of -0.45%, the Compass 3 account provided a total return of -0.50%, and the Compass 3 -- Level 2 account provided a total return of -0.43%. These returns include the reinvestment of any distributions. As of June 30, 2004 the account's seven-day yield with and without waivers was 0.48%. The yield quotation is based on the latest seven days ended with dividends annualized. It more closely reflects the account's current earnings than does the total return quotation.

PORTFOLIO PERFORMANCE

With anticipation of rising interest rates so high during the period, we shortened the weighted average maturity for the account significantly, from 52 days at the start of the period to 15 days as the period concluded on June 30. Essentially, we looked to cut our

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interest-rate risk, in the anticipation that rates would begin to rise and continue to rise in the foreseeable future.

In our view, the portfolio was impacted by a continued short supply of commercial paper in the market. Companies were reluctant during the period to issue longer-term commercial paper, in an effort to lock in at current low interest rates. While evidence of U.S. and global economic improvements appeared to strengthen during the period, we believe this short supply could be attributed to some mixed economic signals (such as those in the U.S. labor market) that may have led to cautious corporate spending. On June 30, approximately 54% of the account was invested in commercial paper and certificates of deposit, with the balance invested in government paper and repurchase agreements.

Regardless of market or economic conditions, we intend to maintain a focus on high quality as we concentrate on the objectives of income, capital preservation, and liquidity.

TOTAL RETURN VARIABLE ACCOUNT

For the six months ended June 30, 2004, the Compass 2 account provided a total return of 1.94%, the Compass 3 account provided a total return of 1.86%, and the Compass 3 -- Level 2 account provided a total return of 1.94%. These returns, which include in the reinvestment of any capital gains and dividend distributions, compare with returns of 3.44% and 0.15%, respectively for the account's benchmarks, the Standard & Poor's 500 Stock Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (the Lehman Index). The S&P 500 is a commonly used measure of the broad U.S. stock market. The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasuries, government-agency securities (excluding mortgage-backed securities), and investment-grade domestic corporate debt.

EQUITY CONTRIBUTORS TO PERFORMANCE

Utilities and communications, energy, and technology were the three sectors that provided the largest positive relative performance to the account.

In utilities and communications, it was our overweighted position and stock selection in the sector that were the main sources of positive returns. In fact, the top two positive contributors to the account's relative performance during the period were utilities and communication holdings AT&T Wireless and TXU.

An overweighted position in the energy sector added to positive relative performance. One strong performer in this sector was Schlumberger.

Our underweighted position in technology, coupled with stock selection, helped the account's performance. Specifically avoiding tech stock Intel, which is in the S&P 500 Stock Index, helped in this sector.

Other stocks that performed well were Owens-Illinois, Hartford Financial Services, and Kimberly Clark. Our underweighted position in Pfizer was also a positive.

FIXED-INCOME CONTRIBUTORS TO PERFORMANCE

During the period, the account was positioned for a rising interest-rate environment. As a result, we had less interest-rate exposure than the benchmark.

Mortgage-backed securities, including residential and commercial mortgages, also performed well during the period.

EQUITY DETRACTORS TO PERFORMANCE

The two principal detractors from performance during the period were the leisure and financial services sectors. In both cases, the main sources of underperformance were stock selection and overweighted positions.

The primary detractors in leisure were our overweighted positions in Viacom and Comcast, both of which performed poorly.

In financial services, positions in Mellon Financial and Merrill Lynch were significant detractors.

While technology was one of our most positive sectors overall, we did miss out on some technology opportunities by not owning strong tech stocks Yahoo, eBay, and QUALCOMM, all three of which are in the benchmark and performed well.

Vodafone was another stock that held back the account's performance.

FIXED-INCOME DETRACTORS TO PERFORMANCE

During the period, we were overweighted in investment-grade corporate bonds. This market, in general, slightly underperformed Treasuries.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities and may not be representative of any MFS portfolio's current or future investments.

The portfolios are actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

INVESTMENT OBJECTIVES AND POLICIES

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The key risks listed may increase unit price volatility. See the prospectus for further information on these and other risk considerations.

CAPITAL APPRECIATION VARIABLE ACCOUNT (CAVA) seeks to maximize capital appreciation by investing in securities of all types, with a major emphasis on common stocks. Investments in foreign and/or emerging markets securities involves risks relating to interest rates, currency-exchange-rates, economic, and political conditions.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT (GGVA) seeks moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and foreign government and government-related securities. Investments in foreign and/or emerging market securities involves risks relating to interest rates, currency-exchange-rates, economic, and political conditions. Because the portfolio may invest in a limited number of companies, a change in one security's value may have a more significant effect on the portfolio's value. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than those of other fixed income securities. The portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries and therefore is more susceptible to adverse economic, political, or regulatory developments affecting those countries.

GOVERNMENT SECURITIES VARIABLE ACCOUNT (GSVA) seeks current income and preservation of capital by investing in U.S. government securities. Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than those of other fixed income securities.

HIGH YIELD VARIABLE ACCOUNT (HYVA) seeks high current income and capital appreciation by investing primarily in fixed-income securities of U.S. and foreign issuers that may be in the lower-rated categories or unrated and may include equity features. Investments in foreign and/or emerging markets securities involves risks relating to interest rates, currency-exchange-rates, economic, and political conditions. Investments in high yield and lower-rated securities may provide greater returns but may have greater-than-average risk. Because, the portfolio invests in a limited number of companies, a change in one security's value may have a more significant effect on the portfolio's value.

MANAGED SECTORS VARIABLE ACCOUNT (MSVA) seeks capital appreciation by varying the weighting of its portfolio among 13 industry sectors. Investments in foreign and/or emerging market securities involves risks relating to interest rates, currency-exchange-rates, economic, and political conditions. The portfolio focuses on companies in a limited number of sectors, making it more susceptible to adverse economic, political, or regulatory developments affecting those sectors than a portfolio that invests more broadly. When concentrating on one issuer, the portfolio is sensitive to changes in the value of their securities.

MONEY MARKET VARIABLE ACCOUNT (MMVA) seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio. Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.

TOTAL RETURN VARIABLE ACCOUNT (TRVA) seeks to provide above-average income (compared to a portfolio entirely invested in equity securities), consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Investments in foreign and/or emerging markets securities involves risks relating to interest rates, currency-exchange-rates, economic, and political conditions. Investments in high yield and lower-rated securities may provide greater returns but may have greater-than-average risk.

VISIT sunlife-usa.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED.

THESE PERFORMANCE RESULTS REFLECT ANY APPLICABLE CONTRACT OR SURRENDER CHARGES.

SIX MONTH PERFORMANCE THROUGH JUNE 30, 2004

                          COMPASS 2    COMPASS 3     COMPASS 3 -
                           (U.S.)       (U.S.)      LEVEL 2 (U.S.)
                          ---------    ---------    --------------
Capital Appreciation
   Variable Account*        2.86%        2.80%          2.88%

Global Governments
   Variable Account        (2.44)%      (2.51)%        (2.44)%

Government Securities
   Variable Account        (0.45)%      (0.50)%        (0.43)%

High Yield Variable
   Account                 (0.67)%      (0.72)%        (0.64)%

Managed Sectors
   Variable Account**       0.94%        0.86%          0.94%

Money Market
   Variable Account        (0.45)%      (0.50)%        (0.43)%

Total Return
   Variable Account         1.94%        1.86%          1.94%

* A portion of the returns is attributable to the receipt of non-recurring payments in settlement of two class action lawsuits.

** A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit.

   See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
CAPITAL APPRECIATION VARIABLE ACCOUNT

ISSUER                                                 SHARES              VALUE
STOCKS -- 96.4%
U.S. STOCKS -- 91.5%
AEROSPACE -- 1.5%
Lockheed Martin Corp.                                         86,600   $   4,510,128
                                                                       -------------
AIRLINES -- 1.1%
Southwest Airlines Co.                                       193,500   $   3,244,995
                                                                       -------------
APPAREL MANUFACTURERS -- 0.7%
Nike, Inc., "B"                                               18,400   $   1,393,800
Polo Ralph Lauren Corp., "A"                                  23,500         809,575
                                                                       -------------
                                                                       $   2,203,375
                                                                       -------------
AUTOMOTIVE -- 0.6%
Harley-Davidson, Inc.                                         30,400   $   1,882,976
                                                                       -------------
BANKS & CREDIT COMPANIES -- 3.2%
American Express Co.                                          75,640   $   3,886,383
Citigroup, Inc.                                              127,996       5,951,814
                                                                       -------------
                                                                       $   9,838,197
                                                                       -------------
BIOTECHNOLOGY -- 5.8%
Amgen, Inc.*                                                 174,540   $   9,524,648
Genzyme Corp.*                                               106,600       5,045,378
Gilead Sciences, Inc.*                                        45,100       3,021,700
                                                                       -------------
                                                                       $  17,591,726
                                                                       -------------
BROADCAST & CABLE TV -- 3.6%
Citadel Broadcasting Corp.*                                  121,200   $   1,765,884
Comcast Corp., "A"*                                          205,800       5,768,574
EchoStar Communications Corp., "A"*                          108,985       3,351,289
                                                                       -------------
                                                                       $  10,885,747
                                                                       -------------
BROKERAGE & ASSET MANAGERS -- 1.5%
Ameritrade Holding Corp.*                                     62,800   $     712,780
Goldman Sachs Group, Inc.                                     15,980       1,504,677
Merrill Lynch & Co., Inc.                                     42,350       2,286,053
                                                                       -------------
                                                                       $   4,503,510
                                                                       -------------
BUSINESS SERVICES -- 2.0%
DST Systems, Inc.*                                            41,300   $   1,986,117
Getty Images, Inc.*                                           29,400       1,764,000
Manpower, Inc.                                                42,600       2,162,802
                                                                       -------------
                                                                       $   5,912,919
                                                                       -------------
CHEMICALS -- 0.3%
E.I. du Pont de Nemours & Co.                                 17,300   $     768,466
                                                                       -------------
COMPUTER SOFTWARE -- 5.0%
Ascential Software Corp.*                                     51,200   $     818,688
Microsoft Corp.                                              427,520      12,209,971
VERITAS Software Corp.*                                       75,700       2,096,890
                                                                       -------------
                                                                       $  15,125,549
                                                                       -------------
COMPUTER SOFTWARE -- SYSTEMS -- 2.6%
Hewlett-Packard Co.                                          106,500   $   2,247,150
International Business Machines Corp.                         64,000       5,641,600
                                                                       -------------
                                                                       $   7,888,750
                                                                       -------------
CONSUMER GOODS & SERVICES -- 3.9%
Career Education Corp.*                                       24,400   $   1,111,664
Colgate-Palmolive Co.                                         56,100       3,279,045
Orbitz, Inc.*                                                 68,200       1,474,484
Procter & Gamble Co.                                         109,600       5,966,624
                                                                       -------------
                                                                       $  11,831,817
                                                                       -------------
ELECTRICAL EQUIPMENT -- 5.7%
Emerson Electric Co.                                          37,400   $   2,376,770
General Electric Co.                                         317,400      10,283,760
Tyco International Ltd.                                      144,200       4,778,788
                                                                       -------------
                                                                       $  17,439,318
                                                                       -------------
ELECTRONICS -- 5.4%
Amphenol Corp., "A"*                                          37,800   $   1,259,496
Analog Devices, Inc.                                          52,190       2,457,105
Applied Materials, Inc.*                                      97,100       1,905,102
Intel Corp.                                                  287,200   $   7,926,720
Texas Instruments, Inc.                                      119,100       2,879,838
                                                                       -------------
                                                                       $  16,428,261
                                                                       -------------
ENTERTAINMENT -- 0.9%
Clear Channel Communications, Inc.                            72,536   $   2,680,205
                                                                       -------------
FOOD & DRUG STORES -- 1.5%
CVS Corp.                                                     71,910   $   3,021,658
Rite Aid Corp.*                                              308,200       1,608,804
                                                                       -------------
                                                                       $   4,630,462
                                                                       -------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 2.2%
PepsiCo, Inc.                                                101,820   $   5,486,062
SYSCO Corp.                                                   33,500       1,201,645
                                                                       -------------
                                                                       $   6,687,707
                                                                       -------------
GAMING & LODGING -- 1.1%
Carnival Corp.                                                31,900   $   1,499,300
Cendant Corp.                                                 76,620       1,875,658
                                                                       -------------
                                                                       $   3,374,958
                                                                       -------------
GENERAL MERCHANDISE -- 2.5%
Kohl's Corp.*                                                 39,990   $   1,690,777
Target Corp.                                                 135,260       5,744,492
                                                                       -------------
                                                                       $   7,435,269
                                                                       -------------
INSURANCE -- 2.7%
American International Group, Inc.                            84,700   $   6,037,416
St. Paul Travelers Cos., Inc.                                 51,700       2,095,918
                                                                       -------------
                                                                       $   8,133,334
                                                                       -------------
INTERNET -- 3.9%
eBay, Inc.*                                                   38,100   $   3,503,295
InterActiveCorp*                                             202,900       6,115,406
Yahoo!, Inc.*                                                 61,500       2,234,295
                                                                       -------------
                                                                       $  11,852,996
                                                                       -------------
LEISURE & TOYS -- 0.5%
Electronic Arts, Inc.*                                        29,500   $   1,609,225
                                                                       -------------
MACHINERY & TOOLS -- 2.3%
Caterpillar, Inc.                                             41,100   $   3,264,984
Eaton Corp.                                                   24,900       1,612,026
Illinois Tool Works, Inc.                                     22,400       2,147,936
                                                                       -------------
                                                                       $   7,024,946
                                                                       -------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 1.1%
Caremark Rx, Inc.*                                            73,300   $   2,414,502
HCA, Inc.                                                     22,300         927,457
                                                                       -------------
                                                                       $   3,341,959
                                                                       -------------
MEDICAL EQUIPMENT -- 3.9%
Baxter International, Inc.                                    46,800   $   1,615,068
C.R. Bard, Inc.                                                2,200         124,630
CTI Molecular Imaging, Inc.*                                  76,000       1,077,680
Guidant Corp.                                                 25,200       1,408,176
Medtronic, Inc.                                              112,300       5,471,256
Thermo Electron Corp.*                                        71,900       2,210,206
                                                                       -------------
                                                                       $  11,907,016
                                                                       -------------
OIL SERVICES -- 2.1%
BJ Services Co.*                                              24,600   $   1,127,664
GlobalSantaFe Corp.                                           60,600       1,605,900
Noble Corp.*                                                  44,500       1,686,105
Smith International, Inc.*                                    33,600       1,873,536
                                                                       -------------
                                                                       $   6,293,205
                                                                       -------------
PERSONAL COMPUTERS & PERIPHERALS -- 1.9%
Dell, Inc.*                                                  151,820   $   5,438,192
Lexmark International, Inc., "A"*                              4,900         472,997
                                                                       -------------
                                                                       $   5,911,189
                                                                       -------------

ISSUER                                                 SHARES              VALUE
STOCKS -- continued
U.S. STOCKS -- continued
PHARMACEUTICALS -- 11.2%
Abbott Laboratories                                           92,500   $   3,770,300
Eli Lilly & Co.                                               32,400       2,265,084
Johnson & Johnson                                            196,500      10,945,050
Pfizer, Inc.                                                 326,035      11,176,480
Wyeth                                                        163,500       5,912,160
                                                                       -------------
                                                                       $  34,069,074
                                                                       -------------
POLLUTION CONTROL -- 0.5%
Waste Management, Inc.                                        52,600   $   1,612,190
                                                                       -------------
RESTAURANTS -- 0.8%
ARAMARK Corp., "B"                                            35,200   $   1,012,352
Outback Steakhouse, Inc.                                      36,300       1,501,368
                                                                       -------------
                                                                       $   2,513,720
                                                                       -------------
SPECIALTY STORES -- 3.0%
Best Buy Co., Inc.                                            35,900   $   1,821,566
CarMax, Inc.*                                                 70,800       1,548,396
Lowe's Co., Inc.                                              48,500       2,548,675
PETsMART, Inc.                                                48,100       1,560,845
TJX Cos., Inc.                                                62,900       1,518,406
                                                                       -------------
                                                                       $   8,997,888
                                                                       -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.5%
Andrew Corp.*                                                 76,900   $   1,538,769
                                                                       -------------
TELECOMMUNICATIONS -- WIRELINE -- 3.8%
Cisco Systems, Inc.*                                         487,700   $  11,558,490
                                                                       -------------
TELEPHONE SERVICES -- 0.8%
Sprint FON Group                                             134,550   $   2,368,080
                                                                       -------------
TRUCKING -- 1.4%
FedEx Corp.                                                   50,800   $   4,149,852
                                                                       -------------
    Total U.S. Stocks                                                  $ 277,746,268
                                                                       -------------
FOREIGN STOCKS -- 4.9%
BERMUDA -- 1.9%
Accenture Ltd., "A"
  (Business Services)*                                        82,900   $   2,278,092
Marvell Technology Group Ltd.
  (Electronics)*                                              67,600       1,804,920
XL Capital Ltd., "A" (Insurance)                              24,100       1,818,586
                                                                       -------------
                                                                       $   5,901,598
                                                                       -------------
BRAZIL -- 0.3%
Companhia Vale do Rio Doce, ADR
  (Metals & Mining)                                           17,200   $     817,860
                                                                       -------------
JAPAN -- 0.2%
SOFTBANK CORP. (Business Services)                            15,600   $     684,805
                                                                       -------------
SWITZERLAND -- 0.6%
Roche Holding AG (Pharmaceuticals)                            17,000   $   1,683,841
                                                                       -------------
UNITED KINGDOM -- 1.9%
Amdocs Ltd. (Computer Software)*                             101,500   $   2,378,145
AstraZeneca PLC (Pharmaceuticals)                             33,200       1,489,059
Vodafone Group PLC, ADR
  (Telecommunications -- Wireless)                            80,431       1,777,525
                                                                       -------------
                                                                       $   5,644,729
                                                                       -------------
    Total Foreign Stocks                                               $  14,732,833
                                                                       -------------
    Total Stocks (Identified Cost, $268,135,850)                       $ 292,479,101
                                                                       -------------

                                                        PAR AMOUNT
ISSUER                                                 (000 OMITTED)       VALUE
SHORT-TERM OBLIGATION -- 0.6%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                       $       1,837   $   1,837,000
                                                                       -------------
REPURCHASE AGREEMENTS -- 2.5%
Morgan Stanley, 1.50%, dated 6/30/04,
  due 7/01/04, total to be received
  $7,502,313 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                              $       7,502   $   7,502,000
                                                                       -------------
    Total Investments (Identified Cost, $277,474,850)                  $ 301,818,101
                                                                       -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.5%                                                 1,611,555
                                                                       -------------
    Net Assets -- 100.0%                                               $ 303,429,656
                                                                       =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
GLOBAL GOVERNMENTS VARIABLE ACCOUNT

                                                        PAR AMOUNT
ISSUER                                                 (000 OMITTED)       VALUE
BONDS -- 95.2%
FOREIGN BONDS -- 68.8%
AUSTRALIA -- 0.7%
Government of Australia, 6.25%, 2015                   AUD       115   $      81,783
                                                                       -------------
AUSTRIA -- 4.1%
Republic of Austria, 5.5%, 2007                        EUR       263   $     342,971
Republic of Austria, 5%, 2012                                     70          90,055
Republic of Austria, 4.65%, 2018                                  39          47,785
                                                                       -------------
                                                                       $     480,811
                                                                       -------------
BELGIUM -- 3.1%
Kingdom of Belgium, 3.75%, 2009                        EUR       157   $     192,481
Kingdom of Belgium, 5%, 2012                                     132         169,761
                                                                       -------------
                                                                       $     362,242
                                                                       -------------
CANADA -- 2.0%
Government of Canada, 5.5%, 2009                       CAD       135   $     105,918
Government of Canada, 5.25%, 2012                                139         106,750
Government of Canada, 8%, 2023                                    25          24,616
                                                                       -------------
                                                                       $     237,284
                                                                       -------------
DENMARK -- 3.8%
Kingdom of Denmark, 7%, 2007                           DKK       955   $     174,285
Kingdom of Denmark, 6%, 2009                                   1,147         206,807
Kingdom of Denmark, 5%, 2013                                     376          63,994
                                                                       -------------
                                                                       $     445,086
                                                                       -------------
FINLAND -- 6.9%
Republic of Finland, 2.75%, 2006                       EUR       267   $     325,273
Republic of Finland, 3%, 2008                                    398         477,621
                                                                       -------------
                                                                       $     802,894
                                                                       -------------
FRANCE -- 8.3%
Republic of France, 4.75%,
  2007-2012                                            EUR       711   $     904,688
Republic of France, 6%, 2025                                      46          64,432
                                                                       -------------
                                                                       $     969,120
                                                                       -------------
GERMANY -- 12.4%
Federal Republic of Germany,
  3.5%, 2008                                           EUR       634   $     773,214
Federal Republic of Germany,
  5.25%, 2010                                                    313         409,971
Kreditanstalt fur Wiederaufbau,
  3.25%, 2008                                                    220         266,800
                                                                       -------------
                                                                       $   1,449,985
                                                                       -------------
IRELAND -- 5.8%
Republic of Ireland, 4.25%, 2007                       EUR       505   $     635,106
Republic of Ireland, 4.6%, 2016                                   40          49,340
                                                                       -------------
                                                                       $     684,446
                                                                       -------------
ITALY -- 1.8%
Republic of Italy, 5.25%, 2017                         EUR       160   $     206,180
                                                                       -------------
JAPAN -- 2.0%
Development Bank of Japan,
  1.4%, 2012                                           JPY    26,000   $     234,785
                                                                       -------------
MEXICO -- 1.1%
Pemex Project Funding Master Trust,
  8.625%, 2022                                           $       117   $     121,680
United Mexican States, 8%, 2022                                   10          10,385
                                                                       -------------
                                                                       $     132,065
                                                                       -------------
NETHERLANDS -- 5.5%
Kingdom of Netherlands, 5.75%, 2007                    EUR       465   $     605,031
Kingdom of Netherlands, 5%, 2012                                  31          39,485
                                                                       -------------
                                                                       $     644,516
                                                                       -------------
NEW ZEALAND -- 4.1%
Government of New Zealand, 7%, 2009                    NZD       142   $      92,784
Government of New Zealand,
  6.5%, 2013                                                     604         386,055
                                                                       -------------
                                                                       $     478,839
                                                                       -------------
PORTUGAL -- 0.9%
Republic of Portugal, 5.45%, 2013                      EUR        84   $     110,959
                                                                       -------------
QATAR -- 0.5%
State of Qatar, 9.75%, 2030 #                            $        47   $      64,390
                                                                       -------------
SOUTH AFRICA -- 0.5%
Republic of South Africa, 8.5%, 2017                     $        52   $      58,890
                                                                       -------------
SPAIN -- 2.7%
Kingdom of Spain, 6%, 2008                             EUR       220   $     292,638
Kingdom of Spain, 5.35%, 2011                                     20          26,292
                                                                       -------------
                                                                       $     318,930
                                                                       -------------
UNITED KINGDOM -- 2.6%
United Kingdom Treasury, 5%, 2012                      GBP       170   $     306,036
                                                                       -------------
    Total Foreign Bonds                                                $   8,069,241
                                                                       -------------
U.S. BONDS -- 26.4%
ASSET BACKED & SECURITIZED -- 3.6%
Commercial Mortgage Asset Trust,
  1.146%, 2032 ##                                        $     1,650   $      89,222
Deutsche Mortgage & Asset
  Receiving Corp., 6.538%, 2031                                   59          63,177
First Union National Bank Commercial
  Mortgage Trust, 7.39%, 2031                                     60          67,873
First Union National Bank Commercial
  Mortgage Trust, 1.218%, 2043 ##                              1,772          90,954
First Union-Lehman Brothers
  Bank of America, 6.56%, 2035                                    29          31,791
GMAC Commercial Mortgage Securities,
  Inc., 6.42%, 2035                                               29          31,752
LB-UBS Commercial Mortgage Trust,
  7.95%, 2010                                                     45          52,193
                                                                       -------------
                                                                       $     426,962
                                                                       -------------
MORTGAGE BACKED -- 1.5%
Fannie Mae, 6%, 2017-2018                                $       170   $     177,351
                                                                       -------------
MUNICIPALS -- 1.3%
North Carolina St. Public Improvement, "A",
  5.25%, 2015                                            $       135   $     147,435
                                                                       -------------
SUPRANATIONAL -- 6.5%
Inter-American Development Bank,
  1.9%, 2009                                           JPY    79,000   $     758,505
                                                                       -------------
U.S. GOVERNMENT AGENCIES -- 3.3%
Fannie Mae, 1.75%, 2008                                JPY    40,000   $     381,313
                                                                       -------------
U.S. TREASURY OBLIGATIONS -- 10.2%
U.S. Treasury Bonds, 8%, 2021                            $        56   $      73,399
U.S. Treasury Bonds, 5.375%, 2031                                 65          65,556
U.S. Treasury Notes, 2.375%, 2006                                343         340,066
U.S. Treasury Notes, 2.625%, 2008                                111         107,518
U.S. Treasury Notes, 4.25%, 2013                                 272         264,743
U.S. Treasury Notes, 2%, 2014                                    351         348,892
                                                                       -------------
                                                                       $   1,200,174
                                                                       -------------
    Total U.S. Bonds                                                   $   3,091,740
                                                                       -------------
    Total Bonds (Identified Cost, $10,969,640)                         $  11,160,981
                                                                       -------------

                                                        PAR AMOUNT
ISSUER                                                 (000 OMITTED)       VALUE
REPURCHASE AGREEMENT -- 3.7%
Morgan Stanley, 1.50%, dated 6/30/04,
  due 7/01/04, total to be received
  $433,018 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                              $         433   $     433,000
                                                                       -------------
    Total Investments (Identified Cost, $11,402,640)                   $  11,593,981
                                                                       -------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.1%                                                   124,215
                                                                       -------------
    Net Assets -- 100.0%                                               $  11,718,196
                                                                       =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
GOVERNMENT SECURITIES VARIABLE ACCOUNT

                                                        PAR AMOUNT
ISSUER                                                 (000 OMITTED)       VALUE
BONDS -- 97.3%
AGENCY -- OTHER -- 7.2%
Financing Corp., 10.35%, 2018                          $       1,150   $   1,698,964
Resolution Funding Corp., 8.875%, 2020                         1,700       2,327,186
SLM Corp., 5.25%, 2006                                         3,520       3,661,877
                                                                       -------------
                                                                       $   7,688,027
                                                                       -------------
ASSET BACKED & SECURITIZED -- 0.2%
Freddie Mac, 3.108%, 2035                              $         195   $     194,671
                                                                       -------------
MORTGAGE BACKED -- 57.4%
Fannie Mae, 4.5%, 2019                                 $       2,794   $   2,735,108
Fannie Mae, 5%, 2018-2019                                      7,081       7,105,656
Fannie Mae, 5.5%, 2017-2034                                   23,712      23,942,684
Fannie Mae, 5.989%, 2020                                           6           6,199
Fannie Mae, 6%, 2016-2034                                     14,214      14,628,987
Fannie Mae, 6.5%, 2005-2032                                    6,701       6,977,512
Fannie Mae, 7.5%, 2022-2031                                      504         541,786
Fannie Mae, 8.5%, 2007                                            11          11,595
Fannie Mae, 10%, 2018                                            428         477,510
Freddie Mac, 5.5%, 2034                                        1,698       1,695,795
Freddie Mac, 6.5%, 2032                                        1,756       1,831,347
Freddie Mac, 7.5%, 2027-2028                                     228         246,531
Ginnie Mae, 6.5%, 2028                                           910         951,610
Ginnie Mae, 7.5%, 2032                                           126         136,042
Ginnie Mae, 11%, 2010-2019                                        72          80,554
Ginnie Mae, 12.5%, 2015                                           19          21,394
                                                                       -------------
                                                                       $  61,390,310
                                                                       -------------
U.S. GOVERNMENT AGENCIES -- 18.8%
Aid to Israel, 5.5%, 2023                              $       1,097   $   1,069,740
Aid to Israel, 6.6%, 2008                                        985       1,044,690
Aid to Peru, 9.98%, 2008                                         819         924,730
Empresa Energetica Cornito Ltd.,
  6.07%, 2010                                                  2,672       2,827,350
Fannie Mae, 5.5%, 2011                                         1,504       1,573,097
Freddie Mac, 7%, 2010                                          1,641       1,848,739
Small Business Administration,
  4.34%, 2024                                                    405         380,206
Small Business Administration,
  4.72%, 2024                                                    749         723,246
Small Business Administration,
  4.77%, 2024                                                    697         673,879
Small Business Administration,
  4.89%, 2023                                                    730         713,024
Small Business Administration,
  4.98%, 2023                                                    283         278,674
Small Business Administration,
  5.52%, 2024                                                    383         387,394
Small Business Administration,
  6.07%, 2022                                                    622         651,896
Small Business Administration,
  6.34%, 2021                                                    808         855,916
Small Business Administration,
  6.44%, 2021                                                    785         835,279
Small Business Administration,
  6.625%, 2021                                                   848         908,845
Small Business Administration,
  8.4%, 2007                                                      24          24,864
Small Business Administration,
  8.7%, 2009                                                     116         125,047
Small Business Administration,
  10.05%, 2009                                                    20          21,161
Tennessee Valley Authority,
  0% to 2012, 8.25% to 2042                                    2,250       1,526,760
U.S. Department of Housing & Urban
  Development, 6.36%, 2016                                       500         536,883

                                                        PAR AMOUNT
ISSUER                                                 (000 OMITTED)       VALUE
BONDS -- continued
U.S. GOVERNMENT AGENCIES -- continued
U.S. Department of Housing &
  Urban Development, 6.59%, 2016                       $       2,045   $   2,166,739
                                                                       -------------
                                                                       $  20,098,159
                                                                       -------------
U.S. TREASURY OBLIGATIONS -- 13.7%
U.S. Treasury Bonds, 5.25%, 2028                       $         346   $     338,986
U.S. Treasury Bonds, 5.375%, 2031                                353         356,020
U.S. Treasury Bonds, 6.25%, 2030                               1,072       1,200,263
U.S. Treasury Bonds, 6.875%, 2025                                928       1,103,595
U.S. Treasury Bonds, 12%, 2013                                    19          25,080
U.S. Treasury Notes, 0%, 2012                                  1,233         846,800
U.S. Treasury Notes, 3.375%, 2007                              4,523       4,844,586
U.S. Treasury Notes, 3.625%, 2008 ###                          4,430       4,841,019
U.S. Treasury Notes, 4%, 2014                                     84          80,056
U.S. Treasury Notes, 5.5%, 2009                                1,008       1,085,490
                                                                       -------------
                                                                       $  14,721,895
                                                                       -------------
    Total Bonds (Identified Cost, $103,164,318)                        $ 104,093,062
                                                                       -------------
REPURCHASE AGREEMENT -- 1.9%
Goldman Sachs, 1.50%, dated 6/30/04,
  due 7/01/04, total to be received
  $2,068,086 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost                                    $       2,068   $   2,068,000
                                                                       -------------
    Total Investments
      (Identified Cost, $105,232,318)                                  $ 106,161,062
                                                                       -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.8%                                                   862,390
                                                                       -------------
    NET ASSETS -- 100.0%                                               $ 107,023,452
                                                                       =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
HIGH YIELD VARIABLE ACCOUNT

                                                        PAR AMOUNT
ISSUER                                                 (000 OMITTED)       VALUE
BONDS -- 92.5%
U.S. BONDS -- 80.8%
ADVERTISING & BROADCASTING -- 5.5%
Allbritton Communications Co.,
  7.75%, 2012                                          $         465   $     458,025
Echostar DBS Corp., 6.375%, 2011                               1,000         985,000
Emmis Operating Co., 6.875%, 2012 ##                             185         181,300
Granite Broadcasting Corp.,
  9.75%, 2010 ##                                                 510         474,300
Lamar Media Corp., 7.25%, 2013                                   255         259,463
Muzak LLC, 10%, 2009                                             160         145,600
Paxson Communications Corp.,
  0% to 2006, 12.25% to 2009                                     600         522,000
PRIMEDIA, Inc., 8.875%, 2011                                     340         336,600
Spanish Broadcasting System, Inc.,
  9.625%, 2009                                                   475         501,125
XM Satellite Radio, Inc., 6.65%, 2009 ##                         125         125,313
XM Satellite Radio, Inc., 12%, 2010                               31          35,534
                                                                       -------------
                                                                       $   4,024,260
                                                                       -------------
AEROSPACE -- 2.0%
Argo-Tech Corp., 9.25%, 2011 ##                        $         215   $     221,450
BE Aerospace, Inc., 8.875%, 2011                                 310         288,300
Hexcel Corp., 9.75%, 2009                                        460         482,425
K & F Industries, Inc., 9.25%, 2007                               84          86,520
K & F Industries, Inc., 9.625%, 2010                             145         158,956
TransDigm Holding Co., 8.375%, 2011                              230         233,450
                                                                       -------------
                                                                       $   1,471,101
                                                                       -------------
AIRLINES -- 0.7%
Continental Airlines, Inc., 6.748%, 2017               $          74   $      56,585
Continental Airlines, Inc., 6.9%, 2017                            81          62,264
Continental Airlines, Inc., 6.795%, 2020                         180         140,642
Continental Airlines, Inc., 7.566%, 2020                         251         196,931
Delta Air Lines, Inc., 7.92%, 2012                                70          45,832
                                                                       -------------
                                                                       $     502,254
                                                                       -------------
APPAREL MANUFACTURERS -- 0%
WestPoint Stevens, Inc., 7.875%,
  2005-2008**                                          $         870   $      21,750
                                                                       -------------
ASSET BACKED & SECURITIZED -- 1.9%
Airplane Pass-Through Trust,
  10.875%, 2019**                                      $         741   $       3,704
Asset Securitization Corp.,
  8.2885%, 2026                                                  150         149,649
First Union National Bank Commercial
  Mortgage Corp., 6.75%, 2010                                    165         146,258
GE Capital Commercial
  Mortgage Corp., 7.7905%, 2033 ##                               145         143,844
GMAC Commercial Mortgage Securities,
  Inc., 7.8988%, 2034 ##                                         192         200,019
Morgan Stanley Capital I, Inc.,
  7.7279%, 2010                                                  215         236,130
Mortgage Capital Funding, Inc.,
  7.214%, 2007                                                   500         499,251
                                                                       -------------
                                                                       $   1,378,855
                                                                       -------------
AUTOMOTIVE -- 3.9%
Advanced Accessory Systems LLC,
  10.75%, 2011                                         $         155   $     150,350
Dana Corp., 6.5%, 2009                                           100         104,000
Dana Corp., 10.125%, 2010                                        110         124,575
Dana Corp., 9%, 2011                                              95         111,150
Dana Corp., 7%, 2029                                             180         172,800
Delco Remy International, Inc.,
  9.375%, 2012 ##                                                 95          92,388
Dura Operating Corp., 9%, 2009                                   235         230,300
Eagle-Picher Industries, Inc.,
  9.75%, 2013                                                    155         166,625

                                                        PAR AMOUNT
ISSUER                                                 (000 OMITTED)       VALUE
BONDS -- continued
U.S. BONDS -- continued
AUTOMOTIVE -- continued
Metaldyne Corp., 11%, 2012                             $          85   $      72,250
Metaldyne Corp., 10%, 2013 ##                                    145         142,100
Navistar International Corp., 7.5%, 2011                         365         374,125
Oxford Automotive, Inc., 12%, 2010 ##                            120          93,600
Tenneco Automotive, Inc.,
  10.25%, 2013 ##                                                470         531,100
TRW Automotive, Inc., 9.375%, 2013                               214         241,285
TRW Automotive, Inc., 11%, 2013                                  179         211,220
                                                                       -------------
                                                                       $   2,817,868
                                                                       -------------
BASIC INDUSTRY -- 0.5%
Thermadyne Holdings Corp.,
  9.25%, 2014                                          $         165   $     162,938
Trimas Corp., 9.875%, 2012                                       195         206,700
                                                                       -------------
                                                                       $     369,638
                                                                       -------------
BROADCAST & CABLE TV -- 4.2%
CSC Holdings, Inc., 8.125%, 2009                       $         200   $     208,000
CSC Holdings, Inc., 6.75%, 2012 ##                               215         206,400
Cablevision Systems Corp.,
  8%, 2012 ##                                                    355         351,450
Charter Communications Holdings LLC,
  8.75%, 2013 ##                                                 150         143,625
Charter Communications, Inc.,
  8.625%, 2009                                                   510         406,725
Charter Communications, Inc.,
  9.92%, 2011                                                    915         722,850
Charter Communications, Inc.,
  8.375%, 2014 ##                                                120         116,100
DIRECTV Holdings LLC,
  8.375%, 2013                                                   155         171,469
Frontiervision Operating Partners LP,
  11%, 2006                                                      160         195,200
Insight Midwest LP, 9.75%, 2009                                  200         211,000
Mediacom Broadband LLC,
  11%, 2013                                                      295         314,175
                                                                       -------------
                                                                       $   3,046,994
                                                                       -------------
BUILDING -- 1.3%
D.R. Horton, Inc., 8%, 2009                            $         225   $     246,375
Formica Corp., 10.875%, 2009**                                   310          58,900
Interface, Inc., 10.375%, 2010                                   204         227,460
Jacuzzi Brands, Inc., 9.625%, 2010                                90          96,300
Williams Scotsman, Inc., 9.875%, 2007                            250         248,125
Williams Scotsman, Inc., 10%, 2008                                50          54,500
                                                                       -------------
                                                                       $     931,660
                                                                       -------------
BUSINESS SERVICES -- 1.4%
Amkor Technologies, Inc., 7.75%, 2013                  $         230   $     217,925
Iron Mountain, Inc., 8.625%, 2013                                280         296,800
Iron Mountain, Inc., 7.75%, 2015                                   5           4,963
Lucent Technologies, Inc., 5.5%, 2008                            230         217,350
Xerox Corp., 7.625%, 2013                                        290         296,525
                                                                       -------------
                                                                       $   1,033,563
                                                                       -------------
CHEMICALS -- 4.6%
Equistar Chemicals LP, 10.625%, 2011                   $         525   $     582,750
Hercules, Inc., 6.75%, 2029 ##                                   260         249,600
Huntsman International LLC, 0%, 2009                             100          49,000
Huntsman International LLC,
  10.125%, 2009                                                  390         397,800
IMC Global, Inc., 10.875%, 2013                                  280         333,900
JohnsonDiversey Holding, Inc.,
  10.67%, 2013                                                   200         154,000
JohnsonDiversey Holding, Inc., "B",
  9.625%, 2012                                                   475         517,750
Lyondell Chemical Co., 11.125%, 2012                              45          49,838
Nalco Co., 7.75%, 2011 ##                                        110         115,225
Nalco Co., 8.875%, 2013 ##                             $         100   $     104,750
Resolution Performance Products LLC,
  13.5%, 2010                                                     85          79,263
Rockwood Specialties Group, Inc.,
  10.625%, 2011                                                  220         234,300
Sovereign Specialty Chemicals, Inc.,
  11.875%, 2010                                                  425         437,750
                                                                       -------------
                                                                       $   3,305,926
                                                                       -------------
CONGLOMERATES -- 0.7%
Rexnord Industries, Inc.,
  10.125%, 2012                                        $         170   $     187,000
SPX Corp., 7.5%, 2013                                            315         322,875
                                                                       -------------
                                                                       $     509,875
                                                                       -------------
CONSTRUCTION -- 0.3%
Technical Olympic USA, Inc.,
  9%, 2010                                             $          75   $      76,875
Technical Olympic USA, Inc.,
  7.5%, 2011                                                      50          46,500
WCI Communities, Inc., 7.875%, 2013                               75          75,750
                                                                       -------------
                                                                       $     199,125
                                                                       -------------
CONSUMER GOODS & SERVICES -- 1.8%
K2, Inc., 7.375%, 2014 ##                              $          40   $      40,700
Kindercare Learning Centers, Inc.,
  9.5%, 2009                                                     292         296,380
Remington Arms Co., Inc.,
  10.5%, 2011                                                    355         344,350
Revlon Consumer Products Corp.,
  8.625%, 2008                                                   270         238,950
Samsonite Corp., 8.875%, 2011 ##                                 125         129,375
Tempur-Pedic International, Inc.,
  10.25%, 2010                                                   111         125,153
Werner Holding Co., Inc.,
  10%, 2007                                                      135         112,725
                                                                       -------------
                                                                       $   1,287,633
                                                                       -------------
CONTAINERS -- 1.3%
Graham Packaging Co., Inc.,
  8.75%, 2008                                          $         285   $     286,425
Owens-Brockway Glass Container, Inc.,
  8.25%, 2013                                                    280         289,100
Plastipak Holdings, Inc.,
  10.75%, 2011                                                   175         188,125
Pliant Corp., 13%, 2010                                          180         161,100
Portola Packaging, Inc., 8.25%, 2012 ##                           45          36,675
                                                                       -------------
                                                                       $     961,425
                                                                       -------------
ELECTRONICS -- 0.1%
ON Semiconductor Corp., 13%, 2008                      $          55   $      63,113
                                                                       -------------
ENERGY -- INDEPENDENT -- 2.0%
Chesapeake Energy Corp.,
  6.875%, 2016                                         $         490   $     477,750
Encore Acquisition Co., 8.375%, 2012                             380         406,600
Magnum Hunter Resources, Inc.,
  9.6%, 2012                                                     225         247,500
Pioneer Natural Resources Co.,
  7.5%, 2012                                                      10          11,324
Plains E&P Co., 7.125%, 2014 ##                                   65          66,138
Vintage Petroleum, Inc.,
  8.25%, 2012                                                    210         222,600
                                                                       -------------
                                                                       $   1,431,912
                                                                       -------------
ENTERTAINMENT -- 1.6%
AMC Entertainment, Inc.,
  9.5%, 2011                                           $         360   $     374,400
AMF Bowling Worldwide, Inc.,
  10%, 2010 ##                                                   130         133,250

                                                        PAR AMOUNT
ISSUER                                                 (000 OMITTED)       VALUE
BONDS -- continued
U.S. BONDS -- continued
ENTERTAINMENT -- continued
Six Flags, Inc., 9.75%, 2013                             $       320   $     321,600
Vail Resorts, Inc., 6.75%, 2014                                  340         322,150
                                                                       -------------
                                                                       $   1,151,400
                                                                       -------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 1.0%
Merisant Co., 9.5%, 2013 ##                              $       185   $     197,025
Michael Foods, Inc., 8%, 2013                                    225         232,313
Pinnacle Foods Corp., 8.25%, 2013 ##                              50          48,250
Seminis Vegetable Seeds, Inc.,
  10.25%, 2013                                                   250         271,875
                                                                       -------------
                                                                       $     749,463
                                                                       -------------
FOREST & PAPER PRODUCTS -- 2.6%
Buckeye Technologies, Inc.,
  9.25%, 2008                                            $       300   $     294,000
Buckeye Technologies, Inc., 8%, 2010                              45          41,288
Buckeye Technologies, Inc., 8.5%, 2013                           240         242,400
Graphic Packaging International, Inc.,
  8.5%, 2011                                                      70          74,900
Graphic Packaging International, Inc.,
  9.5%, 2013                                                     320         347,200
Greif, Inc., 8.875%, 2012                                        270         290,588
Jefferson Smurfit Corp., 8.25%, 2012                             345         358,800
Newark Group, Inc., 9.75%, 2014 ##                               275         263,313
                                                                       -------------
                                                                       $   1,912,489
                                                                       -------------
GAMING & LODGING -- 5.8%
Aztar Corp., 7.875%, 2014 ##                             $       130   $     131,300
Boyd Gaming Corp., 6.75%, 2014 ##                                380         358,150
Caesers Entertainment, Inc.,
  8.875%, 2008                                                    80          86,800
Caesars Entertainment, Inc.,
  8.125%, 2011                                                   375         397,969
Corrections Corp. of America,
  9.875%, 2009                                                   205         227,550
Corrections Corp. of America,
  7.5%, 2011                                                     150         151,500
GEO Group, Inc., 8.25%, 2013                                     140         138,600
Hilton Hotels Corp., 7.625%, 2012                                320         344,000
Isle Capri Casinos, Inc., 7%, 2014 ##                            265         245,788
Mandalay Resort Group, 9.375%, 2010                              115         125,350
Meristar Hospitality Corp., 10.5%, 2009                           60          63,900
MGM Mirage, Inc., 8.5%, 2010                                     140         151,200
MGM Mirage, Inc., 8.375%, 2011                                   410         428,450
Pinnacle Entertainment, Inc.,
  9.25%, 2007                                                     19          19,475
Pinnacle Entertainment, Inc.,
  8.25%, 2012 ##                                                 200         191,500
Pinnacle Entertainment, Inc.,
  8.75%, 2013                                                    170         168,725
Royal Caribbean Cruises Ltd.,
  6.875%, 2013                                                   210         207,638
Starwood Hotels & Resorts Worldwide,
  Inc., 7.875%, 2012                                             330         353,100
Station Casinos, Inc., 6.5%, 2014                                245         235,813
Venetian Casino Resort LLC,
  11%, 2010                                                      170         196,350
                                                                       -------------
                                                                       $   4,223,158
                                                                       -------------
INDUSTRIAL -- 1.0%
Blount, Inc., 7%, 2005                                   $       100   $     102,000
Blount, Inc., 13%, 2009                                          215         230,319
Communications & Power Industries,
  Inc., 8%, 2012                                                  75          75,000
MSW Energy Holdings,
  7.375%, 2010 ##                                                195         194,025
Valmont Industries, Inc., 6.875%, 2014                           115         112,700
                                                                       -------------
                                                                       $     714,044
                                                                       -------------
MACHINERY & TOOLS -- 3.2%
AGCO Corp., 9.5%, 2008                                   $       365   $     397,850
AGCO Corp., 6.875%, 2014                               EUR       150         174,493
Amsted Industries, Inc.,
  10.25%, 2011 ##                                        $       190         206,150
Case New Holland, Inc.,
  9.25%, 2011 ##                                                  65          68,250
Columbus McKinnon Corp.,
  10%, 2010                                                      110         116,600
JLG Industries, Inc., 8.25%, 2008                                115         120,750
Joy Global, Inc., 8.75%, 2012                                    220         246,400
Manitowoc Co., Inc., 10.375%, 2011                     EUR       130         174,980
Manitowoc Co., Inc., 10.5%, 2012                         $        85          97,325
Terex Corp., 10.375%, 2011                                       340         379,100
United Rentals, Inc., 6.5%, 2012                                 200         189,000
United Rentals, Inc., 7%, 2014                                   140         124,600
                                                                       -------------
                                                                       $   2,295,498
                                                                       -------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 2.7%
Alliance Imaging, Inc., 10.375%, 2011                    $       255   $     267,113
Beverly Enterprises, Inc.,
  7.875%, 2014 ##                                                150         148,125
Extendicare Health Services, Inc.,
  6.875%, 2014 ##                                                140         131,600
Fisher Scientific International, Inc.,
  8.125%, 2012                                                   174         186,180
HCA, Inc., 7.875%, 2011                                          535         586,774
Mariner Health Care, Inc.,
  8.25%, 2013 ##                                                 260         273,000
NDCHealth Corp., 10.5%, 2012                                     130         143,325
Tenet Healthcare Corp., 6.5%, 2012                               200         174,000
Tenet Healthcare Corp.,
  9.875%, 2014 ##                                                 70          70,438
                                                                       -------------
                                                                       $   1,980,555
                                                                       -------------
MEDICAL EQUIPMENT -- 0.4%
Alpharma, Inc., 8.625%, 2011 ##                          $       290   $     300,150
                                                                       -------------
METALS & MINING -- 2.6%
Arch Western Finance, 6.75%, 2013 ##                     $       200   $     200,000
Commonwealth Aluminum Corp.,
  10.75%, 2006                                                   160         161,600
Doe Run Resources Corp., 8.5%, 2008                              239         184,072
Earle M. Jorgensen Co., 9.75%, 2012                              275         301,125
Ispat Inland PLC, 9.75%, 2014 ##                                 140         144,200
Kaiser Aluminum & Chemical Corp.,
  9.875%, 2002**                                                 210         219,975
Oregon Steel Mills, Inc., 10%, 2009                               40          42,400
Peabody Energy Corp., 6.875%, 2013                               220         222,750
Steel Dynamics, Inc., 9.5%, 2009 ##                              260         287,300
U.S. Steel Corp., 9.75%, 2010                                    118         130,685
                                                                       -------------
                                                                       $   1,894,107
                                                                       -------------
NATURAL GAS -- DISTRIBUTION -- 0.7%
AmeriGas Partners LP, 8.875%, 2011                       $       275   $     292,875
CenterPoint Energy Resources Corp.,
  7.875%, 2013                                                   189         211,474
                                                                       -------------
                                                                       $     504,349
                                                                       -------------
NATURAL GAS -- PIPELINE -- 2.7%
ANR Pipeline Co., 9.625%, 2021                           $       320   $     358,400
El Paso Energy Corp., 7.625%, 2010                               205         210,125
El Paso Energy Corp., 7%, 2011                                   555         485,625
El Paso Energy Corp., 7.75%, 2013                                390         357,825
GulfTerra Energy Partners LP,
  8.5%, 2010                                                     173         188,138
Williams Cos., Inc., 7.125%, 2011                                388         393,820
                                                                       -------------
                                                                       $   1,993,933
                                                                       -------------

                                                        PAR AMOUNT
ISSUER                                                 (000 OMITTED)       VALUE
BONDS -- continued
U.S. BONDS -- continued
OIL SERVICES -- 1.3%
Dresser, Inc., 9.375%, 2011                            $         200   $     214,000
GulfMark Offshore, Inc., 8.75%, 2008                             125         128,125
Hanover Equipment Trust, 8.75%, 2011                             380         406,600
Parker Drilling Co., 9.625%, 2013                                 70          72,625
Pride International, Inc.,
  7.375%, 2014 ##                                                120         121,200
                                                                       -------------
                                                                       $     942,550
                                                                       -------------
OILS -- 0.8%
Citgo Petroleum Corp., 11.375%, 2011                   $         220   $     255,200
Giant Industries, Inc., 8%, 2014                                  90          90,000
Premcor Refining Group, Inc.,
  7.75%, 2012                                                    200         207,500
                                                                       -------------
                                                                       $     552,700
                                                                       -------------
POLLUTION CONTROL -- 1.5%
Allied Waste North America, Inc.,
  6.5%, 2010 ##                                        $         305   $     301,188
Allied Waste North America, Inc.,
  7.875%, 2013                                                   785         820,325
                                                                       -------------
                                                                       $   1,121,513
                                                                       -------------
PRINTING & PUBLISHING -- 2.7%
Dex Media East LLC, 12.125%, 2012                      $         225   $     262,688
Dex Media West LLC, 9.875%, 2013                                 155         170,113
Dex Media, Inc., 0% to 2008,
  9% to 2013 ##                                                  555         357,975
Hollinger International, Inc., 9%, 2010                          205         236,775
Houghton Mifflin Co., 9.875%, 2013                               150         150,000
Mail-Well Corp., 9.625%, 2012                                    185         198,875
Mail-Well Corp., 7.875%, 2013 ##                                 100          91,000
Media News Group, Inc., 6.875%, 2013                             305         288,225
R.H. Donnelley Finance Corp.,
  10.875%, 2012                                                  160         185,600
                                                                       -------------
                                                                       $   1,941,251
                                                                       -------------
RAILROADS -- 0.5%
Kansas City Southern Railway Co.,
  7.5%, 2009                                           $         360   $     360,000
                                                                       -------------
REAL ESTATE -- 0.1%
CB Richard Ellis Services, Inc., 9.75%, 2010           $          36   $      39,600
                                                                       -------------
RETAILERS -- 4.1%
Cole National Group, Inc., 8.875%, 2012                $         200   $     213,500
Couche-Tard, Inc., 7.5%, 2013                                    505         505,000
Dollar General Corp., 8.625%, 2010                               360         400,050
Finlay Fine Jewelry Corp.,
  8.375%, 2012 ##                                                185         192,400
J. Crew Operating Corp.,
  10.375%, 2007                                                  485         492,275
Levi Strauss & Co., 7%, 2006                                     175         163,406
PCA LLC, 11.875%, 2009                                           300         322,500
Rite Aid Corp., 9.5%, 2011                                        25          27,563
Rite Aid Corp., 6.875%, 2013                                     375         345,000
Rite Aid Corp., 9.25%, 2013                                      120         126,000
Saks, Inc., 7%, 2013                                             170         167,875
                                                                       -------------
                                                                       $   2,955,569
                                                                       -------------
SUPERMARKETS -- 0.4%
Roundy's, Inc., 8.875%, 2012                           $         290   $     307,400
                                                                       -------------
TELECOMMUNICATIONS -- WIRELESS -- 4.3%
Alamosa Holdings, Inc., 0% to 2005,
  12% to 2009                                          $         125   $     120,625
Alamosa Holdings, Inc., 11%, 2010                                175         190,750
American Tower Corp., 9.375%, 2009                               200         213,500
Centennial Communications Corp.,
  10.125%, 2013                                                  420         433,650
Crown Castle International Corp.,
  7.5%, 2013                                                     315         313,425
Dobson Communications Corp.,
  8.875%, 2013                                         $         315   $     239,400
Nextel Communications, Inc.,
  7.375%, 2015                                                 1,135       1,146,350
Rural Cellular Corp., 9.75%, 2010                                149         135,218
Rural Cellular Corp., 9.875%, 2010                               205         203,463
Rural Cellular Corp., 8.25%, 2012 ##                              60          61,350
U.S. Unwired, Inc., 10%, 2012 ##                                  75          75,750
                                                                       -------------
                                                                       $   3,133,481
                                                                       -------------
TELECOMMUNICATIONS -- WIRELINE -- 2.5%
Citizens Communications Co., 9%, 2031                  $         288   $     277,691
MCI, Inc., 5.908%, 2007                                           43          41,710
MCI, Inc., 6.688%, 2009                                           43          39,775
MCI, Inc., 7.735%, 2014                                           37          33,115
Qwest Capital Funding, Inc., 7.25%, 2011                         400         342,000
Qwest Services Corp., 14%, 2010 ##                               750         871,875
Time Warner Telecom Holdings, Inc.,
  10.125%, 2011                                                  200         182,000
                                                                       -------------
                                                                       $   1,788,166
                                                                       -------------
UTILITIES -- ELECTRIC POWER -- 6.1%
AES Corp., 8.75%, 2013 ##                              $         450   $     482,063
AES Corp., 9%, 2015 ##                                           300         321,375
Allegheny Energy Supply Co. LLC,
  8.25%, 2012 ##                                                 300         296,625
Calpine Corp., 8.5%, 2011                                        150          97,875
Calpine Corp., 8.75%, 2013 ##                                    660         541,200
CMS Energy Corp., 8.5%, 2011                                     280         285,600
Dynegy Holdings, Inc.,
  9.875%, 2010 ##                                                155         166,625
Dynegy Holdings, Inc., 6.875%, 2011                              110          94,738
FirstEnergy Corp., 6.45%, 2011                                   210         217,719
Illinois Power Co., 11.5%, 2010                                  180         212,850
Midwest Generation LLC,
  8.75%, 2034 ##                                                 320         323,200
Mirant Americas Generation, Inc.,
  8.3%, 2011                                                     300         225,000
Nevada Power Co., 6.5%, 2012 ##                                   50          47,500
NRG Energy, Inc., 8%, 2013 ##                                    230         232,300
PG&E Corp., 6.875%, 2008 ##                                       70          73,150
Reliant Resources, Inc., 9.25%, 2010                             230         245,525
Reliant Resources, Inc., 9.5%, 2013                              210         226,275
Sierra Pacific Power Co.,
  6.25%, 2012 ##                                                  90          84,600
Sierra Pacific Resources,
  8.625%, 2014 ##                                                160         156,000
TECO Energy, Inc., 7.5%, 2010                                     60          60,600
                                                                       -------------
                                                                       $   4,390,820
                                                                       -------------
    Total U.S. Bonds                                                   $  58,609,148
                                                                       -------------
FOREIGN BONDS -- 11.7%
AUSTRALIA -- 0.9%
Burns, Philp & Co. Ltd., 9.75%, 2012
  (Food & Non-Alcoholic Beverages)                     $         655   $     677,925
                                                                       -------------
BRAZIL -- 0.3%
Federal Republic of Brazil, 8%, 2014
  (Emerging Market Sovereign)                          $          21   $      19,263
Federal Republic of Brazil, 11%, 2040
  (Emerging Market Sovereign)                                    177         166,823
                                                                       -------------
                                                                       $     186,086
                                                                       -------------
CANADA -- 3.0%
Abitibi-Consolidated, Inc., 8.55%, 2010
  (Forest & Paper Products)                            $         400   $     421,773
Acetex Corp., 10.875%,
  2009 (Chemicals)                                               195         213,525

                                                        PAR AMOUNT
ISSUER                                                 (000 OMITTED)       VALUE
BONDS -- continued
FOREIGN BONDS -- continued
CANADA -- continued
Bombardier, Inc., 8.375%, 2013 (Industrial)              $       250   $     248,125
CHC Helicopter Corp., 7.375%, 2014
  (Transportation -- Services)                                   155         152,288
Hollinger, Inc., 12.875%, 2011
  (Printing & Publishing)                                        104         121,680
Norske Skog Canada, 8.625%, 2011
  (Forest & Paper Products)                                      185         196,100
Norske Skog Canada, 7.375%, 2014
  (Forest & Paper Products)                                      125         120,938
Nortel Networks Ltd., 6.125%, 2006
  (Business Services)                                            235         236,175
Nova Chemicals Corp., 6.5%, 2012
  (Chemicals)                                                    150         147,750
Rogers Wireless, Inc., 6.375%, 2014
  (Telecommunications -- Wireless)                               135         124,538
Russel Metals, Inc., 6.375%, 2014
  (Metals & Mining)                                              190         178,125
                                                                       -------------
                                                                       $   2,161,017
                                                                       -------------
CHILE -- 0.4%
Empresa Nacional de Electricidad S.A.,
  8.35%, 2013
  (Utilities -- Electric Power)                          $       250   $     266,879
                                                                       -------------
FRANCE -- 1.3%
Crown European Holdings S.A.,
  9.5%, 2011 (Containers)                                $       425   $     463,250
Rhodia S.A., 8.875%, 2011 (Chemicals)                            535         452,075
                                                                       -------------
                                                                       $     915,325
                                                                       -------------
GERMANY -- 0%
Kronos International, Inc.,
  8.875%, 2009 (Chemicals)                             EUR        15   $      19,368
                                                                       -------------
IRELAND -- 0.6%
Eircom Funding PLC, 8.25%, 2013
  (Telecommunications -- Wireline)                       $       140   $     145,600
MDP Acquisitions PLC, 9.625%, 2012
  (Forest & Paper Products)                                      260         284,700
                                                                       -------------
                                                                       $     430,300
                                                                       -------------
LUXEMBOURG -- 1.4%
BCP Caylux Holdings Luxembourg S.A.,
  9.625%, 2014 (Chemicals)                               $       245   $     254,188
Lighthouse International Co. S.A.,
  8%, 2014 (Printing & Publishing)                     EUR       300         352,640
Safilo Capital International S.A.,
  9.625%, 2013
  (Consumer Goods & Services)                                    225         256,258
SGL Carbon International S.A.,
  8.5%, 2012 (Metals & Mining)                                   105         123,424
                                                                       -------------
                                                                       $     986,510
                                                                       -------------
MEXICO -- 0.6%
Corporacion Durango S.A. de C.V.,
  13.75%, 2009
  (Forest & Paper Products)**                            $       360   $     180,000
Innova S.A. de R.L., 9.375%, 2013
  (Telecommunications -- Wireless)                               200         209,500
TFM S.A. de C.V., 12.5%, 2012
  (Transportation -- Services)                                    51          54,315
                                                                       -------------
                                                                       $     443,815
                                                                       -------------
NETHERLANDS -- 0.3%
Kappa Beheer B.V., 10.625%, 2009
  (Forest & Paper Products)                              $       210   $     219,450
                                                                       -------------
NORWAY -- 0.5%
Ocean Rig Norway S.A.,
  10.25%, 2008 (Oil Services)                            $       190   $     188,100
Petroleum Geo-Services A.S.A.,
  10%, 2010 (Oil Services)                               $       200   $     207,000
                                                                       -------------
                                                                       $     395,100
                                                                       -------------
PANAMA -- 0.2%
Republic of Panama, 9.375%, 2023
  (Emerging Market Sovereign)                            $       159   $     162,180
                                                                       -------------
RUSSIA -- 0.6%
Gaz Capital S.A., 9.625%, 2013 (Oils)                    $       120   $     123,966
Gaz Capital S.A., 8.625%, 2034 (Oils)                            220         214,225
Russian Ministry of Finance,
  12.75%, 2028
  (Emerging Market Sovereign)                                     84         122,220
                                                                       -------------
                                                                       $     460,411
                                                                       -------------
SINGAPORE -- 0.3%
Flextronics International Ltd.,
  6.5%, 2013 (Electronics)                               $       225   $     219,375
                                                                       -------------
SWEDEN -- 0.1%
Stena AB, 9.625%, 2012
  (Transportation -- Services)                           $        80   $      88,800
                                                                       -------------
UNITED KINGDOM -- 1.2%
COLT Telecom Group PLC,
  7.625%, 2009
  (Telecommunications -- Wireline)                     EUR       200   $     243,010
Dunlop Standard Aerospace Holdings
  PLC, 11.875%, 2009 (Aerospace)                         $        19          20,168
Dunlop Standard Aerospace Holdings
  PLC, 11.875%, 2009 (Aerospace)                                 154         163,625
NTL Cable PLC, 8.75%, 2014
  (Broadcast & Cable TV)                                          20          20,500
Telewest Communications PLC,
  11%, 2007 (Broadcast & Cable TV)**                             160          94,000
Telewest Communications PLC,
  0%, 2009 (Broadcast & Cable TV)**                              400         186,000
Telewest Communications PLC,
  0% to 2005, 11.375% to 2010
  (Broadcast & Cable TV)**                                        85          37,400
United Biscuits Finance PLC,
  10.625%, 2011 (Food & Non-Alcoholic
  Beverages)                                           EUR        80         106,706
                                                                       -------------
                                                                       $     871,409
                                                                       -------------
    Total Foreign Bonds                                                $   8,503,950
                                                                       -------------
    Total Bonds (Identified Cost, $68,242,098)                         $  67,113,098
                                                                       -------------

                                                          SHARES
STOCKS -- 1.5%
U.S. STOCKS -- 1.1%
AUTOMOTIVE -- 0.1%
Hayes Lemmerz International, Inc.*                             3,536   $      53,394
Oxford Automotive, Inc.*                                          53               1
                                                                       -------------
                                                                       $      53,395
                                                                       -------------
BROADCAST & CABLE TV -- 0.5%
NTL, Inc.*                                                     6,473   $     372,974
                                                                       -------------
MACHINERY & TOOLS
Thermadyne Holdings Corp.*                                     2,586   $      36,204
                                                                       -------------
SPECIALTY CHEMICALS
Sterling Chemicals, Inc.*                                         31   $         744
                                                                       -------------
TELEPHONE SERVICES -- 0.2%
MCI, Inc.*                                                    12,022   $     173,477
XO Communications, Inc.*                                         198             822
                                                                       -------------
                                                                       $     174,299
                                                                       -------------

ISSUER                                                 SHARES              VALUE
STOCKS -- continued
U.S. STOCKS -- continued
UTILITIES -- ELECTRIC POWER -- 0.3%
DPL, Inc.                                                     10,070   $     195,559
                                                                       -------------
    Total U.S. Stocks                                                  $     833,175
                                                                       -------------
FOREIGN STOCKS -- 0.4%
NETHERLANDS -- 0.1%
Completel Europe N.V
  (Telephone Services)*                                        3,011   $      84,357
VersaTel Telecom International N.V
  (Telephone Services)*                                        7,740          15,085
                                                                       -------------
                                                                       $      99,442
                                                                       -------------
SWEDEN -- 0.2%
Song Networks Holding AB
  (Telephone Services)*                                       18,013   $     126,852
                                                                       -------------
UNITED KINGDOM -- 0.1%
Jazztel PLC (Telephone Services)*                            165,342   $      52,365
                                                                       -------------
    Total Foreign Stocks                                               $     278,659
                                                                       -------------
    Total Stocks (Identified Cost, $2,355,381)                         $   1,111,834
                                                                       -------------
CONVERTIBLE PREFERRED STOCKS
FOREIGN STOCK
SWEDEN
Song Networks Holding AB
  (Telephone Services) *                                       5,040   $      24,778
                                                                       -------------
U.S. STOCKS
AUTOMOTIVE
HLI Operating Co., Inc., "A" *                                    11   $         924
                                                                       -------------
    Total Convertible Preferred Stocks
      (Identified Cost, $18,601)                                       $      25,702
                                                                       -------------
PREFERRED STOCKS
TELEPHONE SERVICES
PTV, Inc., "A", 10%
  (Identified Cost, $--)                                          11   $          80
                                                                       -------------
WARRANTS
AT&T Canada, Inc.
  (Broadcast & Cable TV) ##*                                     600   $           6
Loral Space & Communications Ltd.
  (Business Services)*                                         1,000               0
Loral Space & Communications Ltd.
  (Business Services)*                                         1,100               0
Sterling Chemicals, Inc.
  (Specialty Chemicals)*                                          51              54
Thermadyne Holdings Corp.
  (Basic Industry)*                                            2,705             947
XO Communications, Inc.
  (Telecommunications-Wireline)*                                 298             313
XO Communications, Inc.
  (Telecommunications -- Wireline)*                              298             218
XO Communications, Inc.
  (Telecommunications -- Wireline)*                              397             596
XM Satellite Radio, Inc.
  (Broadcast & Cable TV)*                                        425          23,375
                                                                       -------------
    Total Warrants (Identified Cost, $219,283)                         $      25,509
                                                                       -------------

                                                        PAR AMOUNT
ISSUER                                                 (000 OMITTED)       VALUE
SHORT-TERM OBLIGATION -- 3.9%
General Electric Capital Corp.,
  1.48%, due 7/01/04,
  at Amortized Cost                                    $       2,796   $   2,796,000
                                                                       -------------
    Total Investments (Identified Cost, $73,631,363)~                  $  71,072,223
                                                                       -------------
OTHER ASSETS,
  LESS LIABILITIES -- 2.1%                                                 1,527,039
                                                                       -------------
    Net Assets -- 100.0%                                               $  72,599,262
                                                                       =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
MANAGED SECTORS VARIABLE ACCOUNT

ISSUER                                                 SHARES              VALUE
STOCKS -- 97.2%
U.S. STOCKS -- 96.3%
CONSUMER STAPLES -- 1.2%
Avon Products, Inc.                                            8,700   $     401,418
Colgate-Palmolive Co.                                          6,100         356,545
                                                                       -------------
                                                                       $     757,963
                                                                       -------------
FINANCIAL SERVICES -- 9.4%
American Express Co.                                          22,800   $   1,171,464
American International Group, Inc.                            20,800       1,482,624
Citigroup, Inc.                                               34,200       1,590,300
Goldman Sachs Group, Inc.                                      5,500         517,880
Hartford Financial Services Group, Inc.                        8,200         563,668
Merrill Lynch & Co., Inc.                                     15,000         809,700
                                                                       -------------
                                                                       $   6,135,636
                                                                       -------------
HEALTHCARE -- 23.2%
Abbott Laboratories                                           29,500   $   1,202,420
Amgen, Inc.*                                                  21,200       1,156,884
C.R. Bard, Inc.                                               12,400         702,460
Celgene Corp.*                                                 5,700         326,382
Eli Lilly & Co.                                               15,000       1,048,650
Genentech, Inc.*                                               4,200         236,040
Genzyme Corp.*                                                22,700       1,074,391
Gilead Sciences, Inc.*                                        18,100       1,212,700
Guidant Corp.                                                  7,700         430,276
Johnson & Johnson                                             44,500       2,478,650
Medtronic, Inc.                                               26,100       1,271,592
Pfizer, Inc.                                                  50,900       1,744,852
Waters Corp.*                                                 27,800       1,328,284
Wyeth                                                         24,600         889,536
                                                                       -------------
                                                                       $  15,103,117
                                                                       -------------
INDUSTRIAL GOODS & SERVICES -- 8.4%
Caterpillar, Inc.                                              7,200   $     571,968
Emerson Electric Co.                                           9,400         597,370
General Electric Co.                                          74,700       2,420,280
Illinois Tool Works, Inc.                                      5,700         546,573
Lockheed Martin Corp.                                         26,000       1,354,080
                                                                       -------------
                                                                       $   5,490,271
                                                                       -------------
LEISURE -- 6.8%
Carnival Corp.                                                22,200   $   1,043,400
Clear Channel Communications, Inc.                            19,400         716,830
Comcast Corp., "A"*                                           33,400         936,202
Lamar Advertising Co.,"A"*                                     4,900         212,415
Outback Steakhouse, Inc.                                       8,900         368,104
Time Warner, Inc.*                                            22,200         390,276
Viacom, Inc., "B"                                             21,700         775,124
                                                                       -------------
                                                                       $   4,442,351
                                                                       -------------
MISCELLANEOUS -- 2.9%
Apollo Group, Inc., "A"*                                       4,600   $     406,134
Career Education Corp.*                                        8,300         378,148
Fiserv, Inc.*                                                 15,300         595,017
Getty Images, Inc.*                                            8,500         510,000
                                                                       -------------
                                                                       $   1,889,299
                                                                       -------------
RETAIL -- 10.2%
Best Buy Co., Inc.                                            14,500   $     735,730
Coach, Inc.*                                                   5,800         262,102
CVS Corp.                                                     23,500         987,470
Kohl's Corp.*                                                 20,500         866,740
Lowe's Co., Inc.                                              11,200         588,560
Nike, Inc., "B"                                                7,600         575,700
Pacific Sunwear of California, Inc.*                          19,600         383,572
PETsMART, Inc.                                                16,000         519,200
Reebok International Ltd.                                     12,600         453,348
Target Corp.                                                  29,500       1,252,865
                                                                       -------------
                                                                       $   6,625,287
                                                                       -------------
TECHNOLOGY -- 32.2%
ADTRAN, Inc.                                                  20,600   $     687,422
Akamai Technologies, Inc.*                                    67,000       1,202,650
Analog Devices, Inc.                                          24,900       1,172,292
Cisco Systems, Inc.*                                         106,700       2,528,790
Corning, Inc.*                                                38,200         498,892
Dell, Inc.*                                                   41,400       1,482,948
eBay, Inc.*                                                   14,600       1,342,470
Intel Corp.                                                   41,500       1,145,400
InterActiveCorp*                                              26,100         786,654
International Business Machines Corp.                         14,100       1,242,915
Lexmark International, Inc., "A"*                              5,700         550,221
Maxim Integrated Products, Inc.                                7,400         387,908
Microsoft Corp.                                              108,300       3,093,048
Network Appliance, Inc.*                                       6,200         133,486
Oracle Corp.*                                                 26,700         318,531
Symantec Corp.*                                               21,500         941,270
Texas Instruments, Inc.                                       48,000       1,160,640
VERITAS Software Corp.*                                       32,800         908,560
Xilinx, Inc.                                                  16,900         562,939
Yahoo!, Inc.*                                                 22,400         813,792
                                                                       -------------
                                                                       $  20,960,828
                                                                       -------------
TRANSPORTATION -- 1.1%
FedEx Corp.                                                    8,900   $     727,041
                                                                       -------------
UTILITIES & COMMUNICATIONS -- 0.9%
Andrew Corp.*                                                 29,100   $     582,291
                                                                       -------------
    Total U.S. Stocks                                                  $  62,714,084
                                                                       -------------
FOREIGN STOCK -- 0.9%
BERMUDA -- 0.9%
Ace Ltd. (Financial Services)                                 13,800   $     583,464
                                                                       -------------
    Total Stocks (Identified Cost, $55,410,482)                        $  63,297,548
                                                                       -------------

                                                        PAR AMOUNT
                                                       (000 OMITTED)
SHORT-TERM OBLIGATION -- 0.3%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                       $         178   $     178,000
                                                                       -------------
REPURCHASE AGREEMENT -- 1.8%
Morgan Stanley, 1.50%, dated 6/30/04,
  due 7/01/04, total to be received
  $1,163,048 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                              $       1,163   $   1,163,000
                                                                       -------------
    Total Investments (Identified Cost, $56,751,482)                   $  64,638,548
                                                                       -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.7%                                                   447,150
                                                                       -------------
   Net Assets -- 100.0%                                                $  65,085,698
                                                                       =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
MONEY MARKET VARIABLE ACCOUNT

                                                        PAR AMOUNT
ISSUER                                                 (000 OMITTED)       VALUE
CERTIFICATES OF DEPOSIT -- 3.0%
Wells Fargo & Co., due 7/13/04,
  at Amortized Cost                                    $       1,709   $   1,709,000
                                                                       -------------
COMMERCIAL PAPER -- 51.4%
Abbey National LLC, due 10/01/04                       $       1,000   $     997,266
Alpine Securitization Corp.,
  due 7/01/04                                                  1,682       1,682,000
Archer Daniels Midland Co.,
  due 7/13/04-8/03/04                                          1,300       1,299,176
Barton Capital Corp., due 7/13/04                                458         457,838
CRC Funding LLC, due 7/20/04                                   1,320       1,319,262
Cargill, Inc., due 7/01/04                                     1,682       1,682,000
Citibank Credit Card Issuance Trust,
  due 7/01/04                                                  1,682       1,682,000
Citicorp, Inc., due 7/01/04                                      420         420,000
Citigroup, Inc., due 7/01/04                                   1,262       1,262,000
Delaware Funding Corp., due 7/08/04                              300         299,936
Dexia Delaware LLC, due 7/02/04                                  713         712,979
Edison Asset Securitization LLC,
  due 9/03/04                                                    400         399,211
Falcon Asset Securitization, due 7/22/04                       1,721       1,719,745
General Electric Capital Corp.,
  due 9/03/04 - 9/27/04                                        1,315       1,311,709
Genworth Financial, Inc., due 7/22/04                            405         404,705
Goldman Sachs Group, Inc.,
  due 10/25/04                                                 1,375       1,369,462
ING North America Insurance Holdings,
  Inc., due 8/04/04                                              140         139,859
J.P. Morgan & Co., Inc., due 7/01/04                           1,785       1,785,000
Merrill Lynch & Co., Inc., due 7/01/04                         1,682       1,682,000
MetLife Funding, Inc., due 7/21/04                             1,035       1,034,385
Morgan Stanley Dean Witter, Inc.,
  due 7/02/04                                                  1,677       1,676,951
New Center Asset Trust, due 7/01/04                            1,682       1,682,000
Preferred Receivables Funding,
  due 7/07/04                                                    937         936,827
Receivables Capital Corp., due 7/16/04                         1,700       1,699,200
Royal Bank of Canada, due 10/14/04                             1,189       1,185,151
                                                                       -------------
    Total Commercial Paper, at Amortized Cost                          $  28,840,662
                                                                       -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 27.9%
Fannie Mae, due 8/11/04                                $       1,900   $   1,897,641
Federal Farm Credit Bank, due 7/28/04                            400         399,679
Freddie Mac, due 7/01/04                                      13,343      13,343,000
                                                                       -------------
    Total U.S. Government Agency
      Obligations, at Amortized Cost                                   $  15,640,320
                                                                       -------------
FLOATING RATE DEMAND NOTES -- 1.6%
Bay Area Toll Authority, CA, Toll Bridge
  Rev. "A", due 7/07/04,
  at Identified Cost                                   $         900   $     900,000
                                                                       -------------
REPURCHASE AGREEMENTS -- 16.0%
Goldman Sachs, 1.50%, dated 6/30/04,
  due 7/01/04, total to be received
  $5,608,234 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account)                                             $       5,608   $   5,608,000
Morgan Stanley, 1.50%, dated 6/30/04,
  due 7/01/04, total to be received
  $3,403,142 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account)                                                     3,403       3,403,000
                                                                       -------------
    Total Repurchase Agreements, at cost                               $   9,011,000
                                                                       -------------
    Total Investments, at Amortized Cost and Value                     $  56,100,982
                                                                       -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.1%                                                    54,397
                                                                       -------------
    Net Assets -- 100.0%                                               $  56,155,379
                                                                       =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2004
TOTAL RETURN VARIABLE ACCOUNT

ISSUER                                                 SHARES              VALUE
STOCKS -- 60.6%
U.S. STOCKS -- 54.3%
AEROSPACE -- 1.8%
Lockheed Martin Corp.                                         53,100   $   2,765,448
Northrop Grumman Corp.                                         9,600         515,520
Raytheon Co.                                                   8,100         289,737
                                                                       -------------
                                                                       $   3,570,705
                                                                       -------------
AIRLINES -- 0.2%
Southwest Airlines Co.                                        19,500   $     327,015
                                                                       -------------
ALCOHOLIC BEVERAGES -- 0.2%
Anheuser-Busch Cos., Inc.                                      6,800   $     367,200
                                                                       -------------
APPAREL MANUFACTURERS -- 0.1%
Reebok International Ltd.                                      5,300   $     190,694
                                                                       -------------
BANKS & CREDIT COMPANIES -- 10.1%
American Express Co.                                          15,500   $     796,390
Bank of America Corp.                                         55,386       4,686,763
BANK ONE Corp.                                                26,900       1,371,900
Citigroup, Inc.                                               89,806       4,175,979
Fannie Mae                                                    17,100       1,220,256
Freddie Mac                                                   19,550       1,237,515
MBNA Corp.                                                    21,400         551,906
Mellon Financial Corp.                                        80,610       2,364,291
PNC Financial Services Group, Inc.                            33,810       1,794,635
SouthTrust Corp.                                               4,200         163,002
SunTrust Banks, Inc.                                          21,800       1,416,782
U.S. Bancorp                                                  16,552         456,173
                                                                       -------------
                                                                       $  20,235,592
                                                                       -------------
BIOTECHNOLOGY -- 0.1%
Genzyme Corp.*                                                 4,800   $     227,184
                                                                       -------------
BROADCAST & CABLE TV -- 1.6%
Comcast Corp., "Special A"*                                   75,730   $   2,090,905
Cox Communications, Inc., "A"*                                 5,500         152,845
EchoStar Communications Corp., "A"*                            6,400         196,800
Time Warner, Inc.*                                            38,900         683,862
                                                                       -------------
                                                                       $   3,124,412
                                                                       -------------
BROKERAGE & ASSET MANAGERS -- 2.0%
Franklin Resources, Inc.                                       4,700   $     235,376
Goldman Sachs Group, Inc.                                      8,300         781,528
Lehman Brothers Holdings, Inc.                                 5,300         398,825
Merrill Lynch & Co., Inc.                                     34,070       1,839,099
Morgan Stanley                                                12,600         664,902
                                                                       -------------
                                                                       $   3,919,730
                                                                       -------------
CHEMICALS -- 2.6%
Air Products & Chemicals, Inc.                                11,720   $     614,714
Dow Chemical Co.                                              17,100         695,970
E.I. du Pont de Nemours & Co.                                 39,390       1,749,704
Lyondell Chemical Co.                                         28,330         492,659
Monsanto Co.                                                  14,900         573,650
PPG Industries, Inc.                                          14,000         874,860
Praxair, Inc.                                                  3,100         123,721
                                                                       -------------
                                                                       $   5,125,278
                                                                       -------------
COMPUTER SOFTWARE -- 1.9%
Cadence Design Systems, Inc.*                                 12,400   $     181,412
Computer Associates International, Inc.                       27,400         768,844
Microsoft Corp.                                               88,640       2,531,558
Network Associates, Inc.*                                     22,560         409,013
                                                                       -------------
                                                                       $   3,890,827
                                                                       -------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.2%
Hewlett-Packard Co.                                            4,800   $     101,280
International Business Machines Corp.                          2,800         246,820
Xerox Corp.*                                                   7,900         114,550
                                                                       -------------
                                                                       $     462,650
                                                                       -------------
CONSTRUCTION -- 0.2%
Masco Corp.                                                   12,700   $     395,986
                                                                       -------------
CONSUMER GOODS & SERVICES -- 1.2%
Kimberly-Clark Corp.                                          18,250   $   1,202,310
Newell Rubbermaid, Inc.                                       52,090       1,224,115
                                                                       -------------
                                                                       $   2,426,425
                                                                       -------------
CONTAINERS -- 0.8%
Owens-Illinois, Inc.*                                         67,020   $   1,123,255
Smurfit-Stone Container Corp.*                                28,930         577,154
                                                                       -------------
                                                                       $   1,700,409
                                                                       -------------
ELECTRICAL EQUIPMENT -- 1.7%
Cooper Industries Ltd., "A"                                    2,300   $     136,643
Emerson Electric Co.                                           7,350         467,093
General Electric Co.                                          33,170       1,074,708
Tyco International Ltd.                                       50,670       1,679,204
                                                                       -------------
                                                                       $   3,357,648
                                                                       -------------
ELECTRONICS -- 0.2%
Agere Systems, Inc., "B"*                                     52,100   $     112,015
Novellus Systems, Inc.*                                        9,900         311,256
                                                                       -------------
                                                                       $     423,271
                                                                       -------------
ENERGY -- INDEPENDENT -- 1.3%
Devon Energy Corp.                                            20,650   $   1,362,900
EOG Resources, Inc.                                            2,900         173,159
Newfield Exploration Co.*                                      5,290         294,865
Unocal Corp.                                                  18,100         687,800
                                                                       -------------
                                                                       $   2,518,724
                                                                       -------------
ENERGY -- INTEGRATED -- 1.2%
ChevronTexaco Corp.                                            1,150   $     108,226
ConocoPhillips                                                10,100         770,529
Exxon Mobil Corp.                                             33,392       1,482,939
                                                                       -------------
                                                                       $   2,361,694
                                                                       -------------
ENTERTAINMENT -- 2.0%
Viacom, Inc., "B"                                             69,968   $   2,499,257
Walt Disney Co.                                               55,700       1,419,793
                                                                       -------------
                                                                       $   3,919,050
                                                                       -------------
FOOD & DRUG STORES -- 0.5%
Kroger Co.*                                                   14,920   $     271,544
Rite Aid Corp.*                                              139,010         725,632
                                                                       -------------
                                                                       $     997,176
                                                                       -------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 2.0%
Archer Daniels Midland Co.                                    44,507   $     746,827
General Mills, Inc.                                           27,300       1,297,569
H.J. Heinz Co.                                                16,900         662,480
Kellogg Co.                                                   14,700         615,195
PepsiCo, Inc.                                                  1,500          80,820
Sara Lee Corp.                                                28,100         646,019
                                                                       -------------
                                                                       $   4,048,910
                                                                       -------------
FOREST & PAPER PRODUCTS -- 0.7%
Bowater, Inc.                                                 13,840   $     575,605
Georgia-Pacific Corp.                                          5,300         195,994
International Paper Co.                                       15,450         690,615
                                                                       -------------
                                                                       $   1,462,214
                                                                       -------------
GAMING & LODGING -- 0.1%
Hilton Hotels Corp.                                           12,100   $     225,786
                                                                       -------------
INSURANCE -- 2.8%
AFLAC, Inc.                                                    3,200   $     130,592
Allstate Corp.                                                33,600       1,564,080
Chubb Corp.                                                    2,600         177,268
Conseco, Inc.*                                                32,600         648,740
Hartford Financial Services Group, Inc.                       20,090       1,380,987
Marsh & McLennan Cos., Inc.                                    1,600          72,608
MetLife, Inc.                                                 28,500       1,021,725
St. Paul Travelers Cos., Inc.                                 16,426         665,910
                                                                       -------------
                                                                       $   5,661,910
                                                                       -------------

ISSUER                                                 SHARES              VALUE
STOCKS -- continued
U.S. STOCKS -- continued
LEISURE & TOYS -- 0.2%
Hasbro, Inc.                                                   4,500   $      85,500
Mattel, Inc.                                                  20,700         377,775
                                                                       -------------
                                                                       $     463,275
                                                                       -------------
MACHINERY & TOOLS -- 0.7%
Caterpillar, Inc.                                              5,000   $     397,200
Deere & Co.                                                    4,300         301,602
Eaton Corp.                                                    6,500         420,810
Precision Castparts Corp.                                      4,400         240,636
                                                                       -------------
                                                                       $   1,360,248
                                                                       -------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 1.0%
Apria Healthcare Group, Inc.*                                  7,770   $     222,999
Cardinal Health, Inc.                                          4,700         329,235
HCA, Inc.                                                      6,700         278,653
Lincare Holdings, Inc.*                                       10,800         354,888
Tenet Healthcare Corp.*                                       65,500         878,355
                                                                       -------------
                                                                       $   2,064,130
                                                                       -------------
MEDICAL EQUIPMENT -- 0.1%
Baxter International, Inc.                                     3,900   $     134,589
Guidant Corp.                                                  1,100          61,468
                                                                       -------------
                                                                       $     196,057
                                                                       -------------
NATURAL GAS -- DISTRIBUTION -- 0.4%
AGL Resources, Inc.                                            6,600   $     191,730
KeySpan Corp.                                                  4,100         150,470
National Fuel Gas Co.                                          4,400         110,000
NiSource, Inc.                                                13,611         280,659
                                                                       -------------
                                                                       $     732,859
                                                                       -------------
OIL SERVICES -- 3.2%
BJ Services Co.*                                              15,990   $     732,982
Cooper Cameron Corp.*                                         16,790         817,673
GlobalSantaFe Corp.                                           70,830       1,876,995
Noble Corp.*                                                  54,535       2,066,331
Schlumberger Ltd.                                             13,100         831,981
                                                                       -------------
                                                                       $   6,325,962
                                                                       -------------
PHARMACEUTICALS -- 4.5%
Abbott Laboratories                                           29,500   $   1,202,420
Eli Lilly & Co.                                                4,300         300,613
Johnson & Johnson                                             52,200       2,907,540
Merck & Co., Inc.                                             44,660       2,121,350
Pfizer, Inc.                                                  10,100         346,228
Wyeth                                                         57,900       2,093,664
                                                                       -------------
                                                                       $   8,971,815
                                                                       -------------
PRINTING & PUBLISHING -- 0.3%
New York Times Co., "A"                                        4,200   $     187,782
Tribune Co.                                                    9,800         446,292
                                                                       -------------
                                                                       $     634,074
                                                                       -------------
RAILROAD & SHIPPING -- 0.4%
Burlington Northern Santa Fe Corp.                            14,860   $     521,140
Union Pacific Corp.                                            4,600         273,470
                                                                       -------------
                                                                       $     794,610
                                                                       -------------
RESTAURANTS -- 0.2%
ARAMARK Corp., "B"                                             6,400   $     184,064
McDonald's Corp.                                               8,100         210,600
                                                                       -------------
                                                                       $     394,664
                                                                       -------------
SPECIALTY STORES -- 0.5%
Home Depot, Inc.                                              17,270   $     607,904
TJX Cos., Inc.                                                15,700         378,998
                                                                       -------------
                                                                       $     986,902
                                                                       -------------
TELECOMMUNICATIONS -- WIRELINE -- 0.2%
Cisco Systems, Inc.*                                          16,700   $     395,790
                                                                       -------------
TELEPHONE SERVICES -- 4.0%
SBC Communications, Inc.                                      41,424   $   1,004,532
Sprint FON Group                                             200,480       3,528,448
Verizon Communications, Inc.                                  97,676       3,534,894
                                                                       -------------
                                                                       $   8,067,874
                                                                       -------------
TOBACCO -- 0.6%
Altria Group, Inc.                                            26,300   $   1,316,315
                                                                       -------------
UTILITIES -- ELECTRIC POWER -- 2.5%
Ameren Corp.                                                   2,080   $      89,357
Calpine Corp.*                                               232,860       1,005,955
Cinergy Corp.                                                 10,200         387,600
Dominion Resources, Inc.                                       5,300         334,324
Energy East Corp.                                              8,000         194,000
Entergy Corp.                                                 14,200         795,342
Exelon Corp.                                                  12,240         407,470
FirstEnergy Corp.                                              2,700         101,007
NSTAR                                                          1,900          90,972
PPL Corp.                                                     11,800         541,620
TXU Corp.                                                     25,610       1,037,461
                                                                       -------------
                                                                       $   4,985,108
                                                                       -------------
    Total U.S. Stocks                                                  $ 108,630,173
                                                                       -------------
FOREIGN STOCKS -- 6.3%
AUSTRALIA -- 0.2%
News Corp. Ltd. Preferred, ADR
  (Broadcast & Cable TV)                                      11,600   $     381,408
                                                                       -------------
BERMUDA -- 0.4%
Accenture Ltd., "A"
  (Business Services)*                                        17,650   $     485,022
Ingersoll-Rand Co. Ltd., "A"
  (Machinery & Tools)                                          3,900         266,409
                                                                       -------------
                                                                       $     751,431
                                                                       -------------
BRAZIL -- 0.5%
Companhia Vale do Rio Doce, ADR
  (Metals & Mining)                                           18,600   $     884,430
                                                                       -------------
CANADA -- 1.2%
EnCana Corp.
  (Energy -- Independent)                                      9,200   $     397,072
Magna International, Inc., "A" (Automotive)                    9,780         832,963
Nortel Networks Corp.
  (Telecommunications -- Wireline)*                          224,400       1,119,756
                                                                       -------------
                                                                       $   2,349,791
                                                                       -------------
FINLAND -- 0.6%
Nokia Corp., ADR
  (Telecommunications -- Wireless)                            85,000   $   1,235,900
                                                                       -------------
FRANCE -- 0.5%
Sanofi-Synthelabo (Pharmaceuticals)                            3,000   $     190,389
TOTAL S.A., ADR (Energy -- Integrated)                         8,500         816,680
                                                                       -------------
                                                                       $   1,007,069
                                                                       -------------
SWITZERLAND -- 0.6%
Novartis AG (Pharmaceuticals)                                  6,400   $     282,451
Roche Holding AG (Pharmaceuticals)                             7,000         693,346
Syngenta AG (Chemicals)                                        3,300         276,779
                                                                       -------------
                                                                       $   1,252,576
                                                                       -------------
UNITED KINGDOM -- 2.3%
BHP Billiton PLC (Metals & Mining)                            20,400   $     176,964
BP PLC, ADR (Energy -- Integrated)                            36,770       1,969,769
Diageo PLC (Alcoholic Beverages)                              13,050         175,900
Reed Elsevier PLC (Printing & Publishing)                     78,900         766,683
Vodafone Group PLC, ADR
  (Telecommunications -- Wireless)                            71,047       1,570,139
                                                                       -------------
                                                                       $   4,659,455
                                                                       -------------
    Total Foreign Stocks                                               $  12,522,060
                                                                       -------------
    Total Stocks (Identified Cost, $109,165,089)                       $ 121,152,233
                                                                       -------------

                                                        PAR AMOUNT
ISSUER                                                 (000 OMITTED)       VALUE
BONDS -- 37.6%
U.S. BONDS -- 36.3%
AEROSPACE -- 0.5%
BAE Systems Holdings, Inc.,
  6.4%, 2011 ##                                        $         223   $     237,394
Boeing Capital Corp., 6.5%, 2012                                 373         401,957
Northrop Grumman Corp., 7.75%, 2031                              326         379,192
                                                                       -------------
                                                                       $   1,018,543
                                                                       -------------
AIRLINES -- 0.3%
Continental Airlines, Inc., 6.648%, 2019               $         595   $     555,680
                                                                       -------------
ALCOHOLIC BEVERAGES -- 0.1%
Miller Brewing Co., 5.5%, 2013 ##                      $         261   $     261,911
                                                                       -------------
ASSET BACKED & SECURITIZED -- 2.5%
AmeriCredit Automobile Receivables Trust,
  2.18%, 2008                                          $         236   $     232,059
Bear Stearns Commercial Mortgage
  Securities, Inc., 6.8%, 2008                                   227         237,935
Beneficial Home Equity Loan Trust,
  1.44%, 2037                                                    321         319,262
Blackrock Capital Finance LP,
  7.75%, 2026 ##                                                  71          70,230
CRIIMI MAE CMBS Corp., 6.7%, 2008 ##                             190         200,416
CRIIMI MAE Commercial Mortgage Trust,
  7%, 2011 ##                                                    320         338,187
Chase Commercial Mortgage Securities
  Corp., 6.39%, 2008                                             369         397,629
Chase Commercial Mortgage Securities
  Corp., 7.543%, 2009                                            114         123,068
Citibank Credit Card Issuance Trust,
  6.65%, 2008                                                    623         658,325
Countrywide Alternative Loan Trust,
  8%, 2030                                                       332         331,546
Credit Suisse First Boston Mortgage,
  6.38%, 2035                                                     35          37,755
Deutsche Mortgage & Asset Receiving
  Corp., 6.538%, 2031                                            225         240,931
First Union-Lehman Brothers
  Bank of America, 6.56%, 2035                                   101         108,875
First Union-Lehman Brothers Commercial
  Mortgage Trust, 7.38%, 2029                                     85          91,685
First Union-Lehman Brothers Commercial
  Mortgage Trust, 6.65%, 2029                                     38          40,389
Goldman Sachs Mortgage Securities
  Corp., 6.06%, 2030                                             273         280,163
J.P. Morgan Commercial Mortgage
  Finance Corp., 6.613%, 2030                                    175         187,842
Merrill Lynch Mortgage Investors, Inc.,
  6.39%, 2030                                                     93          98,899
Morgan Stanley Capital I, Inc.,
  0.8104%, 2030 ##                                             9,110         234,305
Mortgage Capital Funding, Inc.,
  6.337%, 2031                                                   326         348,598
Multi-Family Capital Access One, Inc.,
  6.65%, 2024                                                     66          71,846
Residential Accredit Loans, Inc.,
  7%, 2028                                                        89          88,595
Residential Asset Mortgage Products,
  Inc., 3.8%, 2030                                               101          99,070
Residential Funding Mortgage
  Securities I, 6%, 2016                                         150         149,620
                                                                       -------------
                                                                       $   4,987,230
                                                                       -------------
AUTOMOTIVE -- 0.7%
DaimlerChrysler N.A. Holdings Corp.,
  6.5%, 2013                                           $         163   $     167,114
Ford Motor Co., 7.45%, 2031                                      195         185,878
Ford Motor Credit Co., 6.875%, 2006                               16          16,782
Ford Motor Credit Co., 7.875%, 2010                    $         180   $     195,851
Ford Motor Credit Co., 7%, 2013                                  110         111,041
General Motors Acceptance Corp.,
  7.25%, 2011                                                    185         194,164
General Motors Acceptance Corp.,
  6.875%, 2011                                                   277         284,007
General Motors Acceptance Corp.,
  8%, 2031                                                       176         180,327
General Motors Corp., 7.2%, 2011                                  41          42,960
                                                                       -------------
                                                                       $   1,378,124
                                                                       -------------
BANKS & CREDIT COMPANIES -- 1.2%
Abbey National Capital Trust I,
  8.963%, 2049                                         $         179   $     223,227
Bank of America Corp., 7.4%, 2011                                299         338,862
Credit Suisse First Boston USA, Inc.,
  4.625%, 2008                                                   736         749,710
Credit Suisse First Boston USA, Inc.,
  6.125%, 2011                                                    67          70,519
Popular North America, Inc.,
  4.25%, 2008                                                    211         210,885
RBS Capital Trust II, 6.425%, 2049                               161         154,125
Socgen Real Estate LLC, 7.64%, 2049 ##                           361         398,507
UniCredito Italiano Capital Trust II,
  9.2%, 2049                                                     208         252,374
                                                                       -------------
                                                                       $   2,398,209
                                                                       -------------
BROADCAST & CABLE TV -- 0.3%
Cox Communications, Inc., 7.75%, 2010                  $          88   $      99,754
TCI Communications Financing III,
  9.65%, 2027                                                    425         500,017
                                                                       -------------
                                                                       $     599,771
                                                                       -------------
BROKERAGE & ASSET MANAGERS -- 0.3%
Lehman Brothers Holdings, Inc.,
  8.25%, 2007                                          $         334   $     375,578
Morgan Stanley Group, Inc., 6.1%, 2006                            93          97,844
Morgan Stanley Group, Inc.,
  6.75%, 2011                                                    156         170,956
                                                                       -------------
                                                                       $     644,378
                                                                       -------------
BUILDING -- 0.1%
CRH North America, Inc.,
  6.95%, 2012                                          $         208   $     228,546
                                                                       -------------
CHEMICALS -- 0.1%
Dow Chemical Co., 5.75%, 2008                          $         162   $     169,999
                                                                       -------------
CONGLOMERATES -- 0.4%
General Electric Capital Corp.,
  7.5%, 2005                                           $         536   $     559,282
General Electric Capital Corp.,
  8.75%, 2007                                                    130         148,689
                                                                       -------------
                                                                       $     707,971
                                                                       -------------
CONSUMER CYCLICAL -- 0.1%
Cendant Corp., 6.875%, 2006                            $         147   $     157,070
Cendant Corp., 6.25%, 2008                                        90          95,977
                                                                       -------------
                                                                       $     253,047
                                                                       -------------
DEFENSE ELECTRONICS -- 0.1%
Raytheon Co., 6.15%, 2008                              $         192   $     204,811
                                                                       -------------
ENERGY -- INDEPENDENT -- 0.1%
Devon Financing Corp. U.L.C.,
  6.875%, 2011                                         $         142   $     154,589
                                                                       -------------
ENERGY -- INTEGRATED -- 0.1%
Amerada Hess Corp., 7.3%, 2031                         $          62   $      62,951
Phillips Petroleum Co., 8.5%, 2005                                40          42,054
                                                                       -------------
                                                                       $     105,005
                                                                       -------------

                                                        PAR AMOUNT
ISSUER                                                 (000 OMITTED)       VALUE
BONDS -- continued
U.S. BONDS -- continued
ENTERTAINMENT -- 0.1%
Time Warner Entertainment Co. LP,
  10.15%, 2012                                         $           1   $       1,273
Walt Disney Co., 6.75%, 2006                                      69          73,091
Walt Disney Co., 6.375%, 2012                                     98         105,158
                                                                       -------------
                                                                       $     179,522
                                                                       -------------
FINANCIAL INSTITUTIONS -- 0.2%
SLM Corp., 4%, 2009                                    $         153   $     150,276
SLM Corp., 5.375%, 2013                                          195         194,895
                                                                       -------------
                                                                       $     345,171
                                                                       -------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 0.1%
Kraft Foods, Inc., 6.25%, 2012                         $         122   $     128,465
                                                                       -------------
FOREST & PAPER PRODUCTS -- 0.2%
MeadWestvaco Corp., 6.8%, 2032                         $         104   $     102,908
Weyerhaeuser Co., 6.75%, 2012                                    254         275,070
                                                                       -------------
                                                                       $     377,978
                                                                       -------------
GAMING & LODGING -- 0.1%
Harrah's Operating Co., Inc.,
  7.125%, 2007                                         $         193   $     207,825
                                                                       -------------
INSURANCE -- 0.7%
AIG SunAmerica Institutional Funding II,
  5.75%, 2009                                          $         441   $     463,996
AIG SunAmerica, Inc, 7.6%, 2005 ##                               444         464,913
MetLife, Inc., 6.5%, 2032                                        180         184,359
Prudential Funding Corp., 6.6%, 2008 ##                          179         195,201
                                                                       -------------
                                                                       $   1,308,469
                                                                       -------------
INSURANCE -- PROPERTY & CASUALTY -- 0.2%
Allstate Corp., 6.125%, 2032                           $         185   $     181,712
Fund American Cos., Inc., 5.875%, 2013                           117         116,751
Safeco Corp., 4.875%, 2010                                        32          32,226
Travelers Property Casualty Corp.,
  6.375%, 2033                                                    84          82,740
                                                                       -------------
                                                                       $     413,429
                                                                       -------------
MACHINERY & TOOLS -- 0.1%
Kennametal, Inc., 7.2%, 2012                           $         211   $     223,158
                                                                       -------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.2%
HCA, Inc., 8.75%, 2010                                 $          60   $      68,512
HCA, Inc., 6.95%, 2012                                           276         287,958
HCA, Inc., 6.25%, 2013                                            32          31,809
                                                                       -------------
                                                                       $     388,279
                                                                       -------------
MORTGAGE BACKED -- 13.0%
Fannie Mae, 5.722%, 2009                               $         830   $     876,243
Fannie Mae, 6%, 2012-2033                                      4,367       4,507,305
Fannie Mae, 5.5%, 2016-2034                                    6,379       6,404,208
Fannie Mae, 5%, 2018                                           1,853       1,859,314
Fannie Mae, 4.5%, 2018-2019                                    1,047       1,025,268
Fannie Mae, 6.5%, 2028-2034                                    2,966       3,092,267
Fannie Mae, 7.5%, 2030-2031                                      158         169,749
Federal Home Loan Bank, 4.5%, 2019                               324         317,459
Federal Home Loan Bank, 5%, 2019                                 214         214,646
Federal Home Loan Bank, 6%, 2023                                 284         293,324
Federal Home Loan Bank, 5.5%, 2033                               128         128,107
Freddie Mac, 5%, 2017-2033                                     1,471       1,436,995
Freddie Mac, 4.5%, 2018                                          957         937,930
Freddie Mac, 5.5%, 2019-2034                                   1,338       1,336,461
Freddie Mac, 6%, 2033-2034                                       304         310,561
Ginnie Mae, 7.5%, 2023-2024                                      110         119,142
Ginnie Mae, 6.5%, 2028                                           370         387,351
Ginnie Mae, 6%, 2033-2034                                        914         937,501
Ginnie Mae, 5.5%, 2033                                         1,679       1,680,369
                                                                       -------------
                                                                       $  26,034,200
                                                                       -------------
NATURAL GAS -- DISTRIBUTION -- 0%
CenterPoint Energy Resources Corp.,
  7.875%, 2013                                         $          65   $      72,729
                                                                       -------------
NATURAL GAS -- PIPELINE -- 0.2%
Kinder Morgan Energy Partners LP,
  6.75%, 2011                                          $         315   $     339,278
Kinder Morgan Energy Partners LP,
  7.75%, 2032                                                    117         129,817
                                                                       -------------
                                                                       $     469,095
                                                                       -------------
PHARMACEUTICALS -- 0%
Wyeth, 6.5%, 2034                                      $          96   $      90,484
                                                                       -------------
POLLUTION CONTROL -- 0.3%
Waste Management, Inc., 7.375%, 2010                   $         508   $     570,754
                                                                       -------------
PRINTING & PUBLISHING -- 0.1%
Belo Corp., 7.75%, 2027                                $         226   $     251,571
                                                                       -------------
REAL ESTATE -- 0.2%
Boston Properties, Inc., 5%, 2015                      $          42   $      38,946
EOP Operating LP, 6.8%, 2009                                      29          31,387
Vornado Realty Trust, 5.625%, 2007                               383         405,184
                                                                       -------------
                                                                       $     475,517
                                                                       -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.1%
AT&T Wireless Services, Inc., 7.35%, 2006              $         107   $     114,179
                                                                       -------------
TELECOMMUNICATIONS -- WIRELINE -- 0.6%
ALLTEL Corp., 7.875%, 2032                             $         127   $     146,931
Citizens Communications Co.,
  8.5%, 2006                                                     125         133,177
Citizens Communications Co.,
  7.625%, 2008                                                    94          97,038
Sprint Capital Corp., 6.875%, 2028                               124         119,195
Telecomunicaciones de Puerto Rico,
  Inc., 6.65%, 2006                                              270         285,238
Verizon New York, Inc., 6.875%, 2012                             486         521,047
                                                                       -------------
                                                                       $   1,302,626
                                                                       -------------
U.S. GOVERNMENT AGENCIES -- 4.8%
Fannie Mae, 2.5%, 2006                                 $         360   $     356,557
Fannie Mae, 5.25%, 2007                                        1,147       1,199,989
Fannie Mae, 6.625%, 2009-2010                                  4,434       4,917,819
Fannie Mae, 5.125%, 2014                                         299         290,976
Federal Home Loan Bank, 2.875%, 2006                             365         363,402
Federal Home Loan Bank, 5.25%, 2014                              390         392,094
Freddie Mac, 2.875%, 2006                                      1,405       1,391,308
Freddie Mac, 6%, 2011                                             94         100,933
Small Business Administration,
  4.35%, 2023                                                     51          48,206
Small Business Administration,
  4.77%, 2024                                                    123         118,920
Small Business Administration,
  5.18%, 2024                                                    200         198,591
Small Business Administration,
  5.52%, 2024                                                    283         286,247
                                                                       -------------
                                                                       $   9,665,042
                                                                       -------------
U.S. TREASURY OBLIGATIONS -- 6.6%
U.S. Treasury Bonds, 4.25%, 2010                       $         747   $     855,507
U.S. Treasury Bonds, 8%, 2021                                    703         921,424
U.S. Treasury Bonds, 6.25%, 2023                               2,489       2,756,179
U.S. Treasury Bonds, 5.375%, 2031                                623         628,330
U.S. Treasury Notes, 1.625%, 2005                                 52          51,898
U.S. Treasury Notes, 6.5%, 2005                                  978       1,015,439
U.S. Treasury Notes, 1.25%, 2005                                 387         384,309
U.S. Treasury Notes, 5.75%, 2005                                 665         695,315
U.S. Treasury Notes, 7%, 2006                                  2,545       2,757,449
U.S. Treasury Notes, 4.375%, 2007                                146         150,905
U.S. Treasury Notes, 4%, 2009                                     23          23,197

                                                        PAR AMOUNT
ISSUER                                                 (000 OMITTED)       VALUE
BONDS -- continued
U.S. BONDS -- continued
U.S. TREASURY OBLIGATIONS -- continued
U.S. Treasury Notes, 3%, 2012                          $       1,167   $   1,261,385
U.S. Treasury Notes, 3.875%, 2013                                303         289,661
U.S. Treasury Notes, 4.75%, 2014                               1,417       1,431,779
                                                                       -------------
                                                                       $  13,222,777
                                                                       -------------
UTILITIES -- ELECTRIC POWER -- 1.6%
DTE Energy Co., 7.05%, 2011                            $         238   $     257,983
Exelon Generation Co. LLC, 6.95%, 2011                            77          84,310
FirstEnergy Corp., 6.45%, 2011                                   147         152,404
MidAmerican Energy Holdings Co.,
  3.5%, 2008                                                     118         113,822
MidAmerican Energy Holdings Co.,
  5.875%, 2012                                                    61          61,940
MidAmerican Funding LLC,
  6.927%, 2029                                                   454         479,921
Niagara Mohawk Power Corp.,
  7.75%, 2006                                                      1           1,081
Northeast Utilities, 8.58%, 2006                                 155         163,376
Oncor Electric Delivery Co., 7%, 2022                            240         256,802
PSEG Power LLC, 6.95%, 2012                                      124         134,836
PSEG Power LLC, 8.625%, 2031                                      91         111,148
Pacific Gas & Electric Co., 4.8%, 2014                           125         118,443
Progress Energy, Inc., 7.1%, 2011                                 69          75,610
Progress Energy, Inc., 6.85%, 2012                               195         210,721
System Energy Resources, Inc.,
  5.129%, 2014 ##                                                116         114,026
System Energy Resources, Inc.,
  8.09%, 2017                                                    339         373,703
TXU Energy Co., 7%, 2013                                          75          81,671
Toledo Edison Co., 7.875%, 2004                                  320         321,300
                                                                       -------------
                                                                       $   3,113,097
                                                                       -------------
    Total U.S. Bonds                                                   $  72,622,181
                                                                       -------------
FOREIGN BONDS -- 1.3%
CANADA -- 0.2%
EnCana Holdings Finance Corp.,
  5.8%, 2014 (Energy -- Independent)                   $          98   $     100,083
Hydro-Quebec, 6.3%, 2011
  (International Market Agencies)                                262         285,338
TELUS Corp., 8%, 2011
  (Telecommunications -- Wireline)                                52          59,101
                                                                       -------------
                                                                       $     444,522
                                                                       -------------
CAYMAN ISLANDS -- 0.1%
DBS Capital Funding Corp., 7.657%, 2049
  (Banks & Credit Companies) ##                        $         170   $     189,827
                                                                       -------------
FRANCE -- 0%
France Telecom S.A., 8.75%, 2011
  (Telecommunications -- Wireline)                     $          85   $      98,500
                                                                       -------------
GERMANY -- 0.1%
Deutsche Telekom International
  Finance B.V., 8.75%, 2030
  (Telecommunications -- Wireline)                     $         152   $     185,005
                                                                       -------------
HONG KONG -- 0.1%
PCCW-HKTC Capital II Ltd., 6%, 2013
  (Telecommunications -- Wireline) ##                  $         150   $     148,283
                                                                       -------------
ISRAEL -- 0%
State of Israel, 4.625%, 2013
  (International Market Sovereign)                     $         112   $     103,305
                                                                       -------------
ITALY -- 0.2%
Republic of Italy, 4.625%, 2005
  (International Market Sovereign)                     $         363   $     371,909
                                                                       -------------
LUXEMBOURG -- 0.1%
Telecom Italia S.P.A., 5.25%, 2013
  (Telecommunications -- Wireline)                     $         246   $     238,090
                                                                       -------------
MEXICO -- 0.3%
Pemex Project Funding Master Trust,
  7.375%, 2014 (Oil Services)                          $         316   $     322,320
Pemex Project Funding Master Trust,
  8.625%, 2022 (Oil Services)                                     39          40,560
United Mexican States, 8.125%, 2019
  (Emerging Market Sovereign)                                     85          90,950
United Mexican States, 8%, 2022
  (Emerging Market Sovereign)                                     55          57,118
                                                                       -------------
                                                                       $     510,948
                                                                       -------------
UNITED KINGDOM -- 0.2%
Cadbury Schweppes U.S. Finance,
  5.125%, 2013 (Food & Non-Alcoholic
  Beverages) ##                                        $         270   $     263,674
HBOS Capital Funding LP, 6.071%, 2049
  (Banks & Credit Companies)                                     100         100,399
                                                                       -------------
                                                                       $     364,073
                                                                       -------------
    Total Foreign Bonds                                                $   2,654,462
                                                                       -------------
    Total Bonds (Identified Cost, $74,850,721)                         $  75,276,643
                                                                       -------------
SHORT-TERM OBLIGATION -- 1.5%
General Electric Capital Corp., 1.48%,
  due 7/01/04, at Amortized Cost                       $       2,947   $   2,947,000
                                                                       -------------
    Total Investments
      (Identified Cost, $186,962,810)                                  $ 199,375,876
                                                                       -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.3%                                                   582,822
                                                                       -------------
    Net Assets -- 100.0%                                               $ 199,958,698
                                                                       =============

                       See notes to financial statements.

PORTFOLIO FOOTNOTES:
  * Non-income producing security.
 ** Non-income producing security - in default.
  # Regulation S security.
 ## SEC Rule 144A restriction.
### Security segregated as collateral for open futures contracts.
  ~ As of June 30, 2004 the High Yield Variable Account had 1 security representing $93,600 and 0.13% of net assets that was fair valued in accordance with the policies adopted by the Board of Trustees.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

      AUD=Australian Dollar         JPY=Japanese Yen
      CAD=Canadian Dollar           KRW=Korean Won
      CHF=Swiss Franc               NOK=Norwegian Kroner
      DKK=Danish Krone              NZD=New Zealand Dollar
      EUR=Euro                      PLN=Polish Zloty
      GBP=British Pound             SEK=Swedish Krona

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) -- June 30, 2004
(000 Omitted)

                                               CAPITAL        GLOBAL      GOVERNMENT     HIGH      MANAGED     MONEY       TOTAL
                                             APPRECIATION   GOVERNMENTS   SECURITIES    YIELD      SECTORS     MARKET     RETURN
                                               VARIABLE      VARIABLE      VARIABLE    VARIABLE    VARIABLE   VARIABLE   VARIABLE
                                               ACCOUNT        ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT
                                             ------------   -----------   ----------   --------    --------   --------   ---------
Assets:
  Investments
    Investments cost                         $    269,973   $    10,970   $  103,164   $ 73,631    $ 55,588   $ 47,090   $ 186,963
    Unrealized appreciation (depreciation)         24,343           191          929     (2,559)      7,887         --      12,413
    Repurchase agreements, at value                 7,502           433        2,068         --       1,163      9,011          --
                                             ------------   -----------   ----------   --------    --------   --------   ---------
      Total investments, at value            $    301,818   $    11,594   $  106,161   $ 71,072    $ 64,638   $ 56,101   $ 199,376

  Cash                                       $          1   $         1   $        0*  $      0*   $      1   $      0*  $      15
  Receivable for forward foreign currency
    exchange contracts                                 --            38           --          3          --         --          --
  Receivable for forward currency exchange
    contracts subject to master netting
    agreements                                         --             4           --         --          --         --          --
  Receivable for investments sold                   3,794           211           --        881       1,945         --         630
  Receivable for units sold                            92             1            5          1           9          4           9
  Interest and dividends receivable                   175           232          970      1,369          32          2         941
  Receivable from sponsor                              30             0*          --          4          --         54          --
  Other assets                                          4             0*           2          1           1         13           2
                                             ------------   -----------   ----------   --------    --------   --------   ---------
      Total assets                           $    305,914   $    12,081   $  107,138   $ 73,331    $ 66,626   $ 56,174   $ 200,973
                                             ============   ===========   ==========   ========    ========   ========   =========
Liabilities:
  Payable for forward foreign currency
    exchange contracts                       $         --   $        17   $       --   $     14    $     --   $     --   $      --
  Payable for daily variation margin on
    open futures contracts                             --            --            2         --          --         --          --
  Payable for investments purchased                 2,343           324           --        537       1,496         --         895
  Payable for units surrendered                       111             5           53        152          31          5          80
  Payable to affiliates --
    Investment adviser                                  6             0*           2          1           1         --           4
    Administrative fee                                  0*            0*           0*         0*          0*         0*          0*
    Sponsor                                            --            --           30         --           0*        --          12
  Accrued expenses and other liabilities               24            17           28         28          12         14          23
                                             ------------   -----------   ----------   --------    --------   --------   ---------
      Total liabilities                      $      2,484   $       363   $      115   $    732    $  1,540   $     19   $   1,014
                                             ------------   -----------   ----------   --------    --------   --------   ---------
        Net assets                           $    303,430   $    11,718   $  107,023   $ 72,599    $ 65,086   $ 56,155   $ 199,959
                                             ============   ===========   ==========   ========    ========   ========   =========

* Amount less than $500.

                       See notes to financial statements.

(000 Omitted except for unit values)

                                                   CAPITAL       GLOBAL     GOVERNMENT    HIGH    MANAGED    MONEY      TOTAL
                                                 APPRECIATION  GOVERNMENTS  SECURITIES   YIELD    SECTORS    MARKET    RETURN
                                         UNIT      VARIABLE     VARIABLE     VARIABLE   VARIABLE  VARIABLE  VARIABLE  VARIABLE
                                 UNIT    VALUE     ACCOUNT       ACCOUNT     ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT    ACCOUNT
                                -----  --------  ------------  -----------  ----------  --------  --------  --------  ---------
Net assets applicable to
  contract owners:
Capital Appreciation Variable
  Account --
  Compass 2                     3,766  $ 52.265  $    196,995
  Compass 3                       514    34.479        17,703
  Compass 3 - Level 2           5,964    14.341        85,534
Global Governments Variable
  Account --
  Compass 2                       138  $ 24.556                $     3,380
  Compass 3                        34    23.962                        831
  Compass 3 - Level 2             530    14.045                      7,442
Government Securities Variable
  Account --
  Compass 2                     2,230  $ 36.305                             $   80,923
  Compass 3                       124    25.374                                  3,135
  Compass 3 - Level 2           1,448    14.848                                 21,500
High Yield Variable Account --
  Compass 2                     1,672  $ 33.828                                         $ 56,545
  Compass 3                        86    24.868                                            2,137
  Compass 3 - Level 2             962    13.300                                           12,792
Managed Sectors Variable
  Account --
  Compass 2                       378  $ 41.914                                                   $ 15,851
  Compass 3                       176    41.190                                                      7,239
  Compass 3 - Level 2           3,133    13.339                                                     41,802
Money Market Variable
  Account --
  Compass 2                     1,181  $ 20.096                                                             $ 23,669
  Compass 3                       118    16.470                                                                1,925
  Compass 3 - Level 2           2,422    12.337                                                               29,876
Total Return Variable
  Account --
  Compass 2                     1,589  $ 42.377                                                                       $  67,372
  Compass 3                       387    41.354                                                                          15,957
  Compass 3 - Level 2           5,733    19.979                                                                         114,538
                                                 ------------  -----------  ----------  --------  --------  --------  ---------
    Net assets applicable to
      owners of deferred
      contracts                                       300,232       11,653     105,558    71,474    64,892    55,470    197,867
Reserve for variable
  annuities --
    Compass 2 Contracts                                 2,888           17       1,409     1,082        87       568      1,315
    Compass 3 Contracts                                     1           40          --         2        20        16        162
    Compass 3 - Level 2
      Contracts                                           309            8          56        41        87       101        615
                                                 ------------  -----------  ----------  --------  --------  --------  ---------
      Net assets                                 $    303,430  $    11,718  $  107,023  $ 72,599  $ 65,086  $ 56,155  $ 199,959
                                                 ============  ===========  ==========  ========  ========  ========  =========

                       See notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited) -- Six Months Ended June 30, 2004 (000 Omitted)

                                               CAPITAL        GLOBAL      GOVERNMENT     HIGH      MANAGED     MONEY       TOTAL
                                             APPRECIATION   GOVERNMENTS   SECURITIES    YIELD      SECTORS     MARKET     RETURN
                                               VARIABLE      VARIABLE      VARIABLE    VARIABLE    VARIABLE   VARIABLE   VARIABLE
                                               ACCOUNT        ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT
                                             ------------   -----------   ----------   --------    --------   --------   ---------
Net investment income (loss):
  Income
    Interest                                 $         40   $       215   $    2,658   $  3,399    $      1   $    257   $   2,030
    Dividends                                       1,301            --           --          4         250         --       1,215
                                             ------------   -----------   ----------   --------    --------   --------   ---------
      Total investment income                $      1,341   $       215   $    2,658   $  3,403    $    251   $    257   $   3,245
                                             ------------   -----------   ----------   --------    --------   --------   ---------
Expenses
  Mortality and expense risk charges         $      1,960   $        78   $      709   $    529    $    412   $    305   $   1,252
  Management fee                                    1,158            47          308        315         249        121         762
  Boards of Managers fees                              24             1           10          7           5          3          16
  Distribution fee                                     14             1            2          2           6          2          13
  Administrative fee                                   22             1            8          6           5          3          15
  Custodian fee                                        50             7           14         14          13          6          34
  Printing                                             27             3           11         12          11          9          15
  Auditing fees                                        15            18           16         20          15          8          22
  Legal fees                                            5             4            5          4           4          5           4
  Miscellaneous                                         4             0*           6          0*          1          7           7
                                             ------------   -----------   ----------   --------    --------   --------   ---------
    Total expenses                           $      3,279   $       160   $    1,089   $    909    $    721   $    469   $   2,140
  Fees paid indirectly                                 (2)           (0)*         (1)        (2)         (1)        --          (0)*
  Reduction of expenses by investment
    adviser                                            --            (3)          --         --          --         --          --
                                             ------------   -----------   ----------   --------    --------   --------   ---------
    Net expenses                             $      3,277   $       157   $    1,088   $    907    $    720   $    469   $   2,140
                                             ------------   -----------   ----------   --------    --------   --------   ---------
    Net investment income (loss)             $     (1,936)  $        58   $    1,570   $  2,496    $   (469)  $   (212)  $   1,105
                                             ------------   -----------   ----------   --------    --------   --------   ---------
Realized and unrealized gain (loss) on
  investments:
  Realized gain (loss) (identified cost
    basis)--
    Investment transactions**                $     14,982   $       693   $    1,060   $   (638)   $  3,221   $     --   $   9,282
    Written option transactions                        --             3           --         --          --         --          --
    Futures contracts                                  --            11           --         --          --         --          --
    Foreign currency transactions                       2           (26)          --        (21)         --         --           0*
                                             ------------   -----------   ----------   --------    --------   --------   ---------
      Net realized gain (loss) on
        investments and foreign currency
        transactions                         $     14,984   $       681   $    1,060   $   (659)   $  3,221   $     --   $   9,282
                                             ------------   -----------   ----------   --------    --------   --------   ---------
Change in unrealized appreciation
  (depreciation)--
    Investments                              $     (4,187)  $    (1,126)  $   (3,075)  $ (2,603)   $ (2,142)  $     --   $  (6,429)
    Futures contracts                                  --             1            3         --          --         --          --
    Translation of assets and liabilities
      in foreign currencies                            (1)           75           --         45          --         --          --
                                             ------------   -----------   ----------   --------    --------   --------   ---------
      Net unrealized loss on investments
        and foreign currency translation     $     (4,188)  $    (1,050)  $   (3,072)  $ (2,558)   $ (2,142)  $     --   $  (6,429)
                                             ------------   -----------   ----------   --------    --------   --------   ---------
      Net realized and unrealized gain
        (loss) on investments and foreign
        currency                             $     10,796   $      (369)  $   (2,012)  $ (3,217)   $  1,079   $     --   $   2,853
                                             ------------   -----------   ----------   --------    --------   --------   ---------
        Increase (decrease) in net assets
          from operations                    $      8,860   $      (311)  $     (442)  $   (721)   $    610   $   (212)  $   3,958
                                             ============   ===========   ==========   ========    ========   ========   =========

 * Amount less than $500.
** Includes proceeds received from a non-recurring cash settlement in the amount of $33,833 from a class-action lawsuit against Rite Aid Corporation for the Capital Appreciation Variable Account and the remaining proceeds received from a non-recurring cash settlement in the amount of $622,626 and $14,555 from a class-action lawsuit against Cendant Corporation for the Capital Appreciation Variable Account and Managed Sectors Variable Account, respectively.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(000 Omitted)

                                                             CAPITAL APPRECIATION              GLOBAL GOVERNMENTS
                                                               VARIABLE ACCOUNT                 VARIABLE ACCOUNT
                                                         -----------------------------   -----------------------------
                                                           SIX MONTHS                      SIX MONTHS
                                                              ENDED        YEAR ENDED        ENDED         YEAR ENDED
                                                         JUNE 30, 2004    DECEMBER 31,   JUNE 30, 2004    DECEMBER 31,
                                                           (UNAUDITED)       2003         (UNAUDITED)         2003
                                                         -------------    ------------   -------------    ------------
Increase (decrease) in net assets:
From operations:
    Net investment income (loss)                         $      (1,936)   $     (3,503)  $          58    $        158
    Net realized gain (loss) on investments
      and foreign currency transactions                         14,984            (458)            681           1,009
    Net unrealized gain (loss) on investments
      and foreign currency translation                          (4,188)         74,556          (1,050)            500
                                                         -------------    ------------   -------------    ------------
      Increase (decrease) in net assets from operations  $       8,860    $     70,595   $        (311)   $      1,667
                                                         -------------    ------------   -------------    ------------
Participant transactions:
  Accumulation activity:
    Purchase payments received                           $       3,853    $      7,367   $         205    $        357
    Net transfers between variable and fixed
      accumulation accounts                                       (693)         (4,305)           (351)            621
    Withdrawals, surrenders, annuitizations and
      contract charges                                         (22,775)        (30,559)         (1,019)         (1,497)
                                                         -------------    ------------   -------------    ------------
      Net accumulation activity                          $     (19,615)   $    (27,497)  $      (1,165)   $       (519)
                                                         -------------    ------------   -------------    ------------
Annuitization activity:
  Annuitizations                                         $          --    $         13   $          --    $         --
  Annuity payments and contract charges                           (172)           (469)             (3)             (6)
  Net transfers among accounts for annuity reserves                 (1)           (792)              0*           (118)
  Adjustments to annuity reserves                                   32             625               0*            111
                                                         -------------    ------------   -------------    ------------
    Net annuitization activity                           $        (141)   $       (623)  $          (3)   $        (13)
                                                         -------------    ------------   -------------    ------------
  Decrease in net assets from participant
    transactions                                         $     (19,756)   $    (28,120)  $      (1,168)   $       (532)
                                                         -------------    ------------   -------------    ------------
    Total increase (decrease) in net assets              $     (10,896)   $     42,475   $      (1,479)   $      1,135
Net assets:
  At beginning of period                                       314,326         271,851          13,197          12,062
                                                         -------------    ------------   -------------    ------------
  At end of period                                       $     303,430    $    314,326   $      11,718    $     13,197
                                                         =============    ============   =============    ============

                                                             GOVERNMENT SECURITES
                                                                VARIABLE ACCOUNT
                                                         -----------------------------
                                                          SIX MONTHS
                                                             ENDED         YEAR ENDED
                                                         JUNE 30, 2004    DECEMBER 31,
                                                          (UNAUDITED)         2003
                                                         -------------    ------------
Increase (decrease) in net assets:
From operations:
    Net investment income (loss)                         $       1,570    $      2,660
    Net realized gain (loss) on investments
      and foreign currency transactions                          1,060           1,504
    Net unrealized gain (loss) on investments
      and foreign currency translation                          (3,072)         (2,844)
                                                         -------------    ------------
      Increase (decrease) in net assets from operations  $        (442)   $      1,320
                                                         -------------    ------------
Participant transactions:
  Accumulation activity:
    Purchase payments received                           $         878    $      2,312
    Net transfers between variable and fixed
      accumulation accounts                                     (3,680)         (2,752)
    Withdrawals, surrenders, annuitizations and
      contract charges                                          (7,442)        (14,350)
                                                         -------------    ------------
      Net accumulation activity                          $     (10,244)   $    (14,790)
                                                         -------------    ------------
Annuitization activity:
  Annuitizations                                         $          --    $         11
  Annuity payments and contract charges                           (180)           (504)
  Net transfers among accounts for annuity reserves                (81)           (388)
  Adjustments to annuity reserves                                  (35)            480
                                                         -------------    ------------
    Net annuitization activity                           $        (296)   $       (401)
                                                         -------------    ------------
  Decrease in net assets from participant
    transactions                                         $     (10,540)   $    (15,191)
                                                         -------------    ------------
    Total increase (decrease) in net assets              $     (10,982)   $    (13,871)
Net assets:
  At beginning of period                                       118,005         131,876
                                                         -------------    ------------
  At end of period                                       $     107,023    $    118,005
                                                         =============    ============

* Amount less than $500.

                       See notes to financial statements.

                                                                              HIGH YIELD                    MANAGED SECTORS
                                                                           VARIABLE ACCOUNT                 VARIABLE ACCOUNT
                                                                    -----------------------------    ------------------------------
                                                                     SIX MONTHS                       SIX MONTHS
                                                                        ENDED         YEAR ENDED         ENDED          YEAR ENDED
                                                                    JUNE 30, 2004    DECEMBER 31,    JUNE 30, 2004     DECEMBER 31,
                                                                     (UNAUDITED)         2003         (UNAUDITED)          2003
                                                                    -------------    ------------    -------------     ------------
Increase (decrease) in net assets:
From operations:
    Net investment income (loss)                                    $       2,496    $      5,943    $        (469)    $       (779)
    Net realized gain (loss) on investments and foreign
      currency transactions                                                  (659)         (1,399)           3,221            2,925
    Net unrealized gain (loss) on investments and foreign
      currency translation                                                 (2,558)         11,526           (2,142)          10,825
                                                                    -------------    ------------    -------------     ------------
      Increase (decrease) in net assets from operations             $        (721)   $     16,070    $         610     $     12,971
                                                                    -------------    ------------    -------------     ------------
Participant transactions:
  Accumulation activity:
    Purchase payments received                                      $         545    $      1,245    $       1,388     $      3,037
    Net transfers between variable and fixed accumulation accounts        (23,517)          1,632              194             (169)
    Withdrawals, surrenders, annuitizations and contract charges           (5,126)        (11,148)          (5,150)          (7,142)
                                                                    -------------    ------------    -------------     ------------
      Net accumulation activity                                     $     (28,098)   $     (8,271)   $      (3,568)    $     (4,274)
                                                                    -------------    ------------    -------------     ------------
Annuitization activity:
  Annuitizations                                                    $          --    $         --    $          --     $         --
  Annuity payments and contract charges                                       (88)           (229)             (22)             (42)
  Net transfers among accounts for annuity reserves                             2            (363)               0*             (53)
  Adjustments to annuity reserves                                               3             106                0*              52
                                                                    -------------    ------------    -------------     ------------
    Net annuitization activity                                      $         (83)   $       (486)   $         (22)    $        (43)
                                                                    -------------    ------------    -------------     ------------
  Decrease in net assets from participant transactions              $     (28,181)   $     (8,757)   $      (3,590)    $     (4,317)
                                                                    -------------    ------------    -------------     ------------
    Total increase (decrease) in net assets                         $     (28,902)   $      7,313    $      (2,980)    $      8,654
Net assets:
  At beginning of period                                                  101,501          94,188           68,066           59,412
                                                                    -------------    ------------    -------------     ------------
  At end of period                                                  $      72,599    $    101,501    $      65,086     $     68,066
                                                                    =============    ============    =============     ============

* Amount less than $500.

                       See notes to financial statements.

                                                                             MONEY MARKET                     TOTAL RETURN
                                                                           VARIABLE ACCOUNT                 VARIABLE ACCOUNT
                                                                    -----------------------------    ------------------------------
                                                                     SIX MONTHS                       SIX MONTHS
                                                                        ENDED         YEAR ENDED         ENDED          YEAR ENDED
                                                                    JUNE 30, 2004    DECEMBER 31,    JUNE 30, 2004     DECEMBER 31,
                                                                     (UNAUDITED)         2003         (UNAUDITED)          2003
                                                                    -------------    ------------    -------------     ------------
Increase (decrease) in net assets:
From operations:
    Net investment income (loss)                                    $        (212)   $       (329)   $       1,105     $      2,186
    Net realized gain on investments and foreign
      currency transactions                                                    --              --            9,282              333
    Net unrealized gain (loss) on investments and foreign
      currency translation                                                     --              --           (6,429)          26,254
                                                                    -------------    ------------    -------------     ------------
      Increase (decrease) in net assets from operations             $        (212)   $       (329)   $       3,958     $     28,773
                                                                    -------------    ------------    -------------     ------------
Participant transactions:
  Accumulation activity:
    Purchase payments received                                      $         971    $      2,440    $       2,858     $      5,581
    Net transfers between variable and fixed accumulation accounts         23,600          (1,613)           2,314              596
    Withdrawals, surrenders, annuitizations and contract charges           (6,103)        (13,195)         (16,271)         (24,545)
                                                                    -------------    ------------    -------------     ------------
      Net accumulation activity                                     $      18,468    $    (12,368)   $     (11,099)    $    (18,368)
                                                                    -------------    ------------    -------------     ------------
Annuitization activity:
  Annuitizations                                                    $          --    $        121    $          --     $        259
  Annuity payments and contract charges                                       (47)           (148)            (229)            (444)
  Net transfers among accounts for annuity reserves                            88            (376)               8             (302)
  Adjustments to annuity reserves                                              50             349              (14)              61
                                                                    -------------    ------------    -------------     ------------
    Net annuitization activity                                      $          91    $        (54)   $        (235)    $       (426)
                                                                    -------------    ------------    -------------     ------------
  Increase (decrease) in net assets from participant transactions   $      18,559    $    (12,422)   $     (11,334)    $    (18,794)
                                                                    -------------    ------------    -------------     ------------
    Total increase (decrease) in net assets                         $      18,347    $    (12,751)   $      (7,376)    $      9,979
Net assets:
  At beginning of period                                                   37,808          50,559          207,335          197,356
                                                                    -------------    ------------    -------------     ------------
  At end of period                                                  $      56,155    $     37,808    $     199,959     $    207,335
                                                                    =============    ============    =============     ============

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the variable accounts' financial performance for the semiannual period and the past 5 fiscsal years (or, if shorter, the period of the variable accounts' operation). Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account (assuming reinvestment of all distributions) held for the entire period.

                                                                             CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 2
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         50.814         $     39.859       $     59.446
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.226         $      0.402       $      0.369
  Expenses                                                                    (0.554)              (0.951)            (1.002)
                                                                    ----------------         ------------       ------------
    Net investment loss                                             $         (0.328)        $     (0.549)      $     (0.633)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                          1.779               11.504            (18.954)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $          1.451         $     10.955       $    (19.587)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         52.265         $     50.814       $     39.859
                                                                    ================         ============       ============
  Total Return                                                                  2.86%#+++^^         27.48%+++^        (32.95)%+++
Ratios (to average net assets):
  Expenses##                                                                    2.14%++              2.12%              2.12%
  Net investment loss                                                          (1.25)%++            (1.20)%            (1.36)%
Portfolio turnover                                                                31%                 104%                80%
Number of units outstanding at end of period (000 Omitted)                     3,766                4,040              4,521

                                                                             CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 2
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         80.578         $     92.242       $     70.426
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.598         $      0.907       $      0.401
  Expenses                                                                    (1.401)              (1.920)            (1.519)
                                                                    ----------------         ------------       ------------
    Net investment loss                                             $         (0.803)        $     (1.013)      $     (1.118)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                        (20.329)             (10.651)            22.934
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $        (21.132)        $    (11.664)      $     21.816
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         59.446         $     80.578       $     92.242
                                                                    ================         ============       ============
  Total Return                                                                (26.22)%+++              --                 --
Ratios (to average net assets):
  Expenses##                                                                    0.79%+               0.76%+             0.76%+
  Net investment loss                                                          (1.19)%+             (1.08)%+           (1.51)%+
Portfolio turnover                                                               123%                 140%                85%
Number of units outstanding at end of period (000 Omitted)                     5,340                5,818              6,403

                                                                             CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 3
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         33.539         $     26.334       $     39.314
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.146         $      0.260       $      0.240
  Expenses                                                                    (0.379)              (0.648)            (0.688)
                                                                    ----------------         ------------       ------------
    Net investment loss                                             $         (0.233)        $     (0.388)      $     (0.448)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                          1.173                7.593            (12.532)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $          0.940         $      7.205       $    (12.980)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         34.479         $     33.539       $     26.334
                                                                    ================         ============       ============
  Total Return                                                                  2.80%#+++^^         27.36%+++^        (33.02)%+++
Ratios (to average net assets):
  Expenses##                                                                    2.24%++              2.22%              2.22%
  Net investment loss                                                          (1.37)%++            (1.31)%            (1.42)%
Portfolio turnover                                                                31%                 104%                80%
Number of units outstanding at end of period (000 Omitted)                       514                  621                812

                                                                             CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 3
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         53.342         $     61.123       $     46.713
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.417         $      0.581       $      0.261
  Expenses                                                                    (1.025)              (1.317)            (1.042)
                                                                    ----------------         ------------       ------------
    Net investment loss                                             $         (0.608)        $     (0.736)      $     (0.781)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                        (13.420)              (7.045)            15.191
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $        (14.028)        $     (7.781)      $     14.410
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         39.314         $     53.342       $     61.123
                                                                    ================         ============       ============
  Total Return                                                                (26.30)%+++              --                 --
Ratios (to average net assets):
  Expenses##                                                                    0.79%+               0.76%+             0.76%+
  Net investment loss                                                          (1.19)%+             (1.08)%+           (1.51)%+
Portfolio turnover                                                               123%                 140%                85%
Number of units outstanding at end of period (000 Omitted)                       999                1,327              1,824

  * Per unit data are based on the average number of units outstanding during each year.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ Annualized
+++ The total return does not reflect load fees in conjuction with the redemption of units.
  # Not Annualized.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The account's total return calculation includes proceeds received on March
    26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.900 and $0.594 per unit for Compass 2 and Compass 3, respectively, based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the account's ending net asset value per unit, total return per unit value for the year ended Decemeber 31, 2003 would have been 25.24% and 25.12%, for Compass 2 and Compass 3, respectively.
 ^^ The account's total return calculation includes proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.108 and $0.071 per unit for Compass 2 and Compass 3, respectively, based on units outstanding on the days the proceeds were received. Excluding the effect of these payments from the account's ending net asset value per unit, total return for the six months ended June 30, 2004 would have been 2.64% and 2.59%, for Compass 2 and Compass 3, respectively.

                       See notes to financial statements.

                                                                             CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                      COMPASS 3 - LEVEL 2
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         13.940         $     10.929       $     16.292
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.062         $      0.109       $      0.100
  Expenses                                                                    (0.149)              (0.254)            (0.260)
                                                                    ----------------         ------------       ------------
    Net investment loss                                             $         (0.087)        $     (0.145)      $     (0.160)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                          0.488                3.156             (5.203)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $          0.401         $      3.011       $     (5.363)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         14.341         $     13.940       $     10.929
                                                                    ================         ============       ============
  Total Return                                                                  2.88%#+++^^         27.55%+++^        (32.92)%+++
Ratios (to average net assets):
  Expenses##                                                                    2.09%++              2.07%              2.07%
  Net investment loss                                                          (1.22)%++            (1.17)%            (1.32)%
Portfolio turnover                                                                31%                 104%                80%
Number of units outstanding at end of period (000 Omitted)                     5,964                6,086              6,148

                                                                             CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                      COMPASS 3 - LEVEL 2
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         22.072         $     25.255       $     19.272
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.154         $      0.247       $      0.109
  Expenses                                                                    (0.357)              (0.513)            (0.409)
                                                                    ----------------         ------------       ------------
    Net investment loss                                             $         (0.203)        $     (0.266)      $     (0.300)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                         (5.577)              (2.917)             6.283
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (5.780)        $     (3.183)      $      5.983
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         16.292         $     22.072       $     25.255
                                                                    ================         ============       ============
  Total Return                                                                (26.19)%+++              --                 --
Ratios (to average net assets):
  Expenses##                                                                    0.79%+               0.76%+             0.76%+
  Net investment loss                                                          (1.19)%+             (1.08)%+           (1.51)%+
Portfolio turnover                                                               123%                 140%                85%
Number of units outstanding at end of period (000 Omitted)                     6,705                6,283              5,632

  * Per unit data are based on the average number of units outstanding during each year.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ Annualized
+++ The total return does not reflect load fees in conjuction with the redemption of units.
  # Not Annualized.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The account's total return calculation includes proceeds received on March
    26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.247 per unit based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the account's ending net asset value per unit, total return per unit value for the year ended December 31, 2003 would have been 25.30% for Compass 3 -- Level 2.
 ^^ The account's total return calculation includes proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.029 per unit based on units outstanding on the days the proceeds were received. Excluding the effect of these payments from the account's ending net asset value per unit, total return for the six months ended June 30, 2004 would have been 2.67% for Compass 3 -- Level 2.

                       See notes to financial statements.

                                                                              GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 2
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         25.169         $     22.125       $     18.653
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          0.372         $      0.877       $      0.861
  Expenses                                                                    (0.275)              (0.584)            (0.486)
                                                                    ----------------         ------------       ------------
    Net investment income@                                          $          0.097         $      0.293       $      0.375
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                         (0.710)               2.751              3.097
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.613)        $      3.044       $      3.472
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         24.556         $     25.169       $     22.125
                                                                    ================         ============       ============
  Total Return                                                                 (2.44)%#+++          13.76%+++          18.61%+++
Ratios (to average net assets):
  Expenses##                                                                    2.50%++              2.47%              2.50%
  Net investment income@@                                                       0.89%++              1.23%              1.73%
Portfolio turnover                                                                80%                 130%               126%
Number of units outstanding at end of period (000 Omitted)                       138                  161                160

                                                                              GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 2
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         19.378         $     19.459       $     20.830
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          0.946         $      1.144       $      1.095
  Expenses                                                                    (0.500)              (0.471)            (0.479)
                                                                    ----------------         ------------       ------------
    Net investment income@                                          $          0.446         $      0.673       $      0.616
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                         (1.171)              (0.754)            (1.987)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.725)        $     (0.081)      $     (1.371)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         18.653         $     19.378       $     19.459
                                                                    ================         ============       ============
  Total Return                                                                 (3.74)%+++              --                 --
Ratios (to average net assets):
  Expenses##                                                                    1.28%+               1.25%+             1.11%+
  Net investment income@@                                                       2.23%+               3.50%+             3.07%+
Portfolio turnover                                                                72%                 130%               172%
Number of units outstanding at end of period (000 Omitted)                       134                  167                212

  @ The investment adviser contractually agreed under a temporary expense agreement to pay all of the account's operating expenses, exclusive of mortality and expense risk fees; in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per unit and the ratios would have been:

                                                                              GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 2
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Net investment income@@                                             $          0.092         $         --       $      0.850
Ratios (to average net assets):
  Expenses##                                                                    2.54%++                --               2.44%
  Net investment income@@                                                       0.85%++                --               1.79%

                                                                              GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 2
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Net investment income@@                                             $          0.470         $         --       $         --
Ratios (to average net assets):
  Expenses##                                                                    1.39%+                 --                 --
  Net investment income@@                                                       2.12%+                 --                 --

                                                                              GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 3
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         24.578         $     21.638       $     18.269
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          0.450         $      0.869       $      0.846
  Expenses                                                                    (0.344)              (0.600)            (0.511)
                                                                    ----------------         ------------       ------------
    Net investment income@                                          $          0.106         $      0.269       $      0.335
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                         (0.722)               2.671              3.034
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.616)        $      2.940       $      3.369
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         23.962         $     24.578       $     21.638
                                                                    ================         ============       ============
  Total Return                                                                 (2.51)%#+++          13.59%+++          18.44%+++
Ratios (to average net assets):
  Expenses##                                                                    2.65%++              2.62%              2.65%
  Net investment income@@                                                       0.80%++              1.15%              1.77%
Portfolio turnover                                                                80%                 130%               126%
Number of units outstanding at end of period (000 Omitted)                        34                   41                 58

                                                                              GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 3
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         19.007         $     19.115       $     20.492
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          1.063         $      1.103       $      0.986
  Expenses                                                                    (0.579)              (0.480)            (0.442)
                                                                    ----------------         ------------       ------------
    Net investment income@                                          $          0.484         $      0.623       $      0.544
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                         (1.222)              (0.731)            (1.921)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.738)        $     (0.108)      $     (1.377)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         18.269         $     19.007       $     19.115
                                                                    ================         ============       ============
  Total Return                                                                 (3.88)%+++              --                 --
Ratios (to average net assets):
  Expenses##                                                                    1.28%+               1.25%+             1.11%+
  Net investment income@@                                                       2.23%+               3.50%+             3.07%+
Portfolio turnover                                                                72%                 130%               172%
Number of units outstanding at end of period (000 Omitted)                        68                  108                186

  @ The investment adviser contractually agreed under a temporary expense agreement to pay all of the account's operating expenses, exclusive of mortality and expense risk fees; in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per unit and the ratios would have been:

                                                                              GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 3
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Net investment income@@                                             $          0.101         $         --       $      0.840
Ratios (to average net assets):
  Expenses##                                                                    2.69%++                --               2.56%
  Net investment income@@                                                       0.76%++                --               1.87%

                                                                              GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 3
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Net investment income@@                                             $          0.500         $         --       $         --
Ratios (to average net assets):
  Expenses##                                                                    1.39%+                 --                 --
  Net investment income@@                                                       2.12%+                 --                 --

 @@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per unit by $0.080 and $0.080, respectively, increase net realized and unrealized gains and losses per unit by $0.080 and $0.080, respectively, and decrease the ratio of net investment income to average net assets by 0.41% and 0.41%, respectively. Per unit, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  * Per unit data are based on the average number of units outstanding during each year.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ Annualized.
+++ The total return does not reflect load fees in conjunction with the redemption of units.
  # Not annualized.
 ## Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                              GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                      COMPASS 3 - LEVEL 2
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         14.396         $     12.655       $     10.669
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          0.235         $      0.494       $      0.499
  Expenses                                                                    (0.174)              (0.331)            (0.281)
                                                                    ----------------         ------------       ------------
    Net investment income@                                          $          0.061         $      0.163       $      0.218
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                         (0.412)               1.578              1.768
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.351)        $      1.741       $      1.986
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         14.045         $     14.396       $     12.655
                                                                    ================         ============       ============
  Total Return                                                                 (2.44)%#+++          13.76%+++          18.61%+++
Ratios (to average net assets):
  Expenses##                                                                    2.50%++              2.47%              2.50%
  Net investment income@@                                                       0.89%++              1.21%              1.70%
Portfolio turnover                                                                80%                 130%               126%
Number of units outstanding at end of period (000 Omitted)                       530                  559                568

                                                                              GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                      COMPASS 3 - LEVEL 2
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         11.083         $     11.130       $     11.914
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          0.520         $      0.654       $      1.826
  Expenses                                                                    (0.274)              (0.270)            (0.782)
                                                                    ----------------         ------------       ------------
    Net investment income@                                          $          0.246         $      0.384       $      1.044
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                         (0.660)              (0.431)            (1.828)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.414)        $     (0.047)      $     (0.784)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         10.669         $     11.083       $     11.130
                                                                    ================         ============       ============
  Total Return                                                                 (3.74)%+++              --                 --
Ratios (to average net assets):
  Expenses##                                                                    1.28%+               1.25%+             1.11%+
  Net investment income@@                                                       2.23%+               3.50%+             3.07%+
Portfolio turnover                                                                72%                 130%               172%
Number of units outstanding at end of period (000 Omitted)                       574                  619                641

  @ The investment adviser contractually agreed under a temporary expense agreement to pay all of the account's operating expenses, exclusive of mortality and expense risk fees; in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per unit and the ratios would have been:

                                                                              GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                      COMPASS 3 - LEVEL 2
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Net investment income@@                                             $          0.058         $         --       $      0.490
Ratios (to average net assets):
  Expenses##                                                                    2.54%++                --               2.42%
  Net investment income@@                                                       0.85%++                --               1.78%

                                                                              GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                      COMPASS 3 - LEVEL 2
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Net investment income@@                                             $          0.260         $         --       $         --
Ratios (to average net assets):
  Expenses##                                                                    1.40%+                 --                 --
  Net investment income@@                                                       2.12%+                 --                 --

 @@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per unit by $0.040, increase net realized and unrealized gains and losses per unit by $0.040, and decrease the ratio of net investment income to average net assets by 0.41%. Per unit, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  * Per unit data are based on the average number of units outstanding during each year.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ Annualized.
+++ The total return does not reflect load fees in conjunction with the redemption of units.
  # Not annualized.
 ## Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                             GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                            COMPASS 2
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         36.470         $     36.124       $     33.448
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          0.853         $      1.482       $      1.862
  Expenses                                                                    (0.350)              (0.711)            (0.677)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          0.503         $      0.771       $      1.185
  Net realized and unrealized gain (loss) on investments                      (0.668)              (0.425)             1.491
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.165)        $      0.346       $      2.676
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         36.305         $     36.470       $     36.124
                                                                    ================         ============       ============
  Total Return                                                                 (0.45)%#+++           0.96%+++           8.00%+++
Ratios (to average net assets):
  Expenses##                                                                    1.97%++              1.95%              1.94%
  Net investment income@@                                                       2.79%++              2.08%              3.19%
Portfolio turnover                                                                70%                 138%               139%
Number of units outstanding at end of period (000 Omitted)                     2,230                2,447              2,759

                                                                             GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                            COMPASS 2
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         31.521         $     28.523       $     29.418
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          2.183         $      2.169       $      2.053
  Expenses                                                                    (0.661)              (0.572)            (0.558)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          1.522         $      1.597       $      1.495
  Net realized and unrealized gain (loss) on investments                       0.405                1.401             (2.390)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $          1.927         $      2.998       $     (0.895)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         33.448         $     31.521**     $     28.523
                                                                    ================         ============       ============
  Total Return                                                                  6.12%+++               --                 --
Ratios (to average net assets):
  Expenses##                                                                    0.66%+               0.64%+             0.63%+
  Net investment income@@                                                       4.42%+               5.28%+             5.06%+
Portfolio turnover                                                                89%                  51%                75%
Number of units outstanding at end of period (000 Omitted)                     3,043                3,210              4,228

                                                                             GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                            COMPASS 3
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         25.501         $     25.284       $     23.434
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          0.607         $      1.045       $      1.300
  Expenses                                                                    (0.266)              (0.514)            (0.495)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          0.341         $      0.531       $      0.805
  Net realized and unrealized gain (loss) on investments                      (0.468)              (0.314)             1.045
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.127)        $      0.217       $      1.850
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         25.374         $     25.501       $     25.284
                                                                    ================         ============       ============
  Total Return                                                                 (0.50)%#+++           0.86%+++           7.89%+++
Ratios (to average net assets):
  Expenses##                                                                    2.07%++              2.05%              2.04%
  Net investment income@@                                                       2.65%++              2.08%              3.36%
Portfolio turnover                                                                70%                 138%               139%
Number of units outstanding at end of period (000 Omitted)                       124                  147                205

                                                                             GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                            COMPASS 3
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         22.106         $     20.023       $     20.672
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          1.590         $      1.476       $      1.410
  Expenses                                                                    (0.510)              (0.412)            (0.407)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          1.080         $      1.064       $      1.003
  Net realized and unrealized gain (loss) on investments                       0.248                1.019             (1.652)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $          1.328         $      2.083       $     (0.649)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         23.434         $     22.106**     $     20.023
                                                                    ================         ============       ============
  Total Return                                                                  6.01%+++               --                 --
Ratios (to average net assets):
  Expenses##                                                                    0.66%+               0.64%+             0.63%+
  Net investment income@@                                                       4.42%+               5.28%+             5.06%+
Portfolio turnover                                                                89%                  51%                75%
Number of units outstanding at end of period (000 Omitted)                       254                  398                701

 @@ As required, effective January 1, 2001, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per unit by $0.06, $0.04 and $0.03, respectively, increase net realized and unrealized gains and losses per unit by $0.06, $0.04 and $0.03, respectively, and decrease the ratio of net investment income to average net assets by 0.19%, 0.19% and 0.19%, respectively. Per unit, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  * Per unit data are based on the average number of units outstanding during each year.
 ** The per unit net asset value has been restated to a rounded third decimal place where previously the amount was truncated.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ Annualized.
+++ The total return does not reflect load fees in conjuction with redemption of units.
  # Not annualized.
 ## Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                             GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                      COMPASS 3 - LEVEL 2
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         14.912         $     14.763       $     13.663
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          0.327         $      0.597       $      0.732
  Expenses                                                                    (0.132)              (0.282)            (0.267)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          0.195         $      0.315       $      0.465
  Net realized and unrealized gain (loss) on investments                      (0.259)              (0.166)             0.635
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.064)        $      0.149       $      1.100
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         14.848         $     14.912       $     14.763
                                                                    ================         ============       ============
  Total Return                                                                 (0.43)%#+++           1.01%+++           8.05%+++
Ratios (to average net assets):
  Expenses##                                                                    1.92%++              1.90%              1.89%
  Net investment income@@                                                       2.83%++              2.10%              3.17%
Portfolio turnover                                                                70%                 138%               139%
Number of units outstanding at end of period (000 Omitted)                     1,448                1,562              1,692

                                                                             GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                      COMPASS 3 - LEVEL 2
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         12.869         $     11.639       $     11.998
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          0.826         $      0.876       $      0.833
  Expenses                                                                    (0.248)              (0.228)            (0.222)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          0.578         $      0.648       $      0.611
  Net realized and unrealized gain (loss) on investments                       0.216                0.582             (0.970)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $          0.794         $      1.230       $     (0.359)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         13.663         $     12.869**     $     11.639
                                                                    ================         ============       ============
  Total Return                                                                  6.17%+++               --                 --
Ratios (to average net assets):
  Expenses##                                                                    0.66%+               0.64%+             0.63%+
  Net investment income@@                                                       4.42%+               5.28%+             5.06%+
Portfolio turnover                                                                89%                  51%                75%
Number of units outstanding at end of period (000 Omitted)                     1,617                1,542              1,641

 @@ As required, effective January 1, 2001, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per unit by $0.06, $0.04 and $0.03, respectively, increase net realized and unrealized gains and losses per unit by $0.06, $0.04 and $0.03, respectively, and decrease the ratio of net investment income to average net assets by 0.19%, 0.19% and 0.19%, respectively. Per unit, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  * Per unit data are based on the average number of units outstanding during each year.
 ** The per unit net asset value has been restated to a rounded third decimal place where previously the amount was truncated.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ Annualized.
+++ The total return does not reflect load fees in conjuction with redemption of units.
  # Not annualized.
 ## Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                                     HIGH YIELD VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                            COMPASS 2
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         34.056         $     28.505       $     28.969
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          1.401         $      2.769       $      3.015
  Expenses                                                                    (0.374)              (0.689)            (0.617)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          1.027         $      2.080       $      2.398
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                                      (1.255)               3.471             (2.862)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.228)        $      5.551       $     (0.464)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         33.828         $     34.056       $     28.505
                                                                    ================         ============       ============
  Total return                                                                 (0.67)%#+++          19.47%+++          (1.60)%+++
Ratios (to average net assets)
  Expenses##                                                                    2.20%++              2.20%              2.18%
  Investment income@@                                                           6.01%++              6.53%              7.84%
Portfolio turnover                                                                45%                 164%               172%
Number of units outstanding at end of period (000 Omitted)                     1,672                1,827              2,069

                                                                                     HIGH YIELD VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                            COMPASS 2
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         29.882         $     33.630       $     31.973
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          3.684         $      3.786       $      3.424
  Expenses                                                                    (0.699)              (0.725)            (0.728)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          2.985         $      3.061       $      2.696
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                                      (3.898)              (6.809)            (1.039)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.913)        $     (3.748)      $      1.657
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         28.969         $     29.882       $     33.630
                                                                    ================         ============       ============
  Total return                                                                 (3.05)%+++              --                 --
Ratios (to average net assets)
  Expenses##                                                                    0.90%+               0.89%+             0.90%+
  Investment income@@                                                           9.16%+               9.00%+             7.93%+
Portfolio turnover                                                               103%                 109%               153%
Number of units outstanding at end of period (000 Omitted)                     2,328                2,677              3,065

                                                                                     HIGH YIELD VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                            COMPASS 3
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         25.048         $     20.986       $     21.349
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          1.022         $      1.964       $      2.141
  Expenses                                                                    (0.288)              (0.514)            (0.469)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          0.734         $      1.450       $      1.672
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                                      (0.914)               2.612             (2.035)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.180)        $      4.062       $     (0.363)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         24.868         $     25.048       $     20.986
                                                                    ================         ============       ============
  Total return                                                                 (0.72)%#+++          19.35%+++          (1.70)%+++
Ratios (to average net assets)
  Expenses##                                                                    2.30%++              2.30%              2.28%
  Investment income@@                                                           5.83%++              6.41%              8.45%
Portfolio turnover                                                                45%                 164%               172%
Number of units outstanding at end of period (000 Omitted)                        86                  115                178

                                                                                     HIGH YIELD VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                            COMPASS 3
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         22.043         $     24.832       $     23.633
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          3.188         $      2.730       $      2.451
  Expenses                                                                    (0.643)              (0.557)            (0.552)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          2.545         $      2.173       $      1.899
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                                      (3.239)              (4.962)            (0.700)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.694)        $     (2.789)      $      1.199
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         21.349         $     22.043       $     24.832
                                                                    ================         ============       ============
  Total return                                                                 (3.15)%+++              --                 --
Ratios (to average net assets)
  Expenses##                                                                    0.90%+               0.89%+             0.90%+
  Investment income@@                                                           9.16%+               9.00%+             7.93%+
Portfolio turnover                                                               103%                 109%               153%
Number of units outstanding at end of period (000 Omitted)                       231                  297                427

 @@ As required, effective January 1, 2001, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $0.02, increase net realized and unrealized gains and losses per unit by $0.02, and decrease the ratio of net investment income to average net assets by 0.06%. Per unit, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
  * Per unit data are based on the average number of units outstanding during each year.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ Annualized.
+++ The total return does not reflect load fees in conjunction with the redemption of units.
  # Not annualized.
 ## Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                                     HIGH YIELD VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                      COMPASS 3 - LEVEL 2
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS, ENDED            YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         13.386         $     11.199       $     11.376
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          0.431         $      1.161       $      1.220
  Expenses                                                                    (0.116)              (0.286)            (0.257)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          0.315         $      0.875       $      0.963
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                                      (0.401)               1.312             (1.140)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.086)        $      2.187       $     (0.177)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         13.300         $     13.386       $     11.199
                                                                    ================         ============       ============
  Total return                                                                 (0.64)%#+++          19.53%+++          (1.55)%+++
Ratios (to average net assets)
  Expenses##                                                                    2.15%++              2.15%              2.13%
  Investment income@@                                                           5.72%++              6.57%              6.08%
Portfolio turnover                                                                45%                 164%               172%
Number of units outstanding at end of period (000 Omitted)                       962                2,631              2,684

                                                                                     HIGH YIELD VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                      COMPASS 3 - LEVEL 2
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         11.728         $     13.193       $     12.537
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          0.784         $      1.527       $      1.414
  Expenses                                                                    (0.151)              (0.290)            (0.296)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          0.633         $      1.237       $      1.118
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                                      (0.985)              (2.702)            (0.462)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.352)        $     (1.465)      $      0.656
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         11.376         $     11.728       $     13.193
                                                                    ================         ============       ============
  Total return                                                                 (3.01)%+++              --                 --
Ratios (to average net assets)
  Expenses##                                                                    0.90%+               0.89%+             0.90%+
  Investment income@@                                                           9.16%+               9.00%+             7.93%+
Portfolio turnover                                                               103%                 109%               153%
Number of units outstanding at end of period (000 Omitted)                     1,131                2,619              1,001

 @@ As required, effective January 1, 2001, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per unit and increase net realized and unrealized gains and losses per unit. The impact of this change calculates to less than $0.01 per unit. In addition, the ratio of net investment income to average net assets decreased by 0.06%. Per unit, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  * Per unit data are based on the average number of units outstanding during each year.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ Annualized.
+++ The total return does not reflect load fees in conjunction with the redemption of units.
  # Not annualized.
 ## Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                                MANAGED SECTORS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 2
                                                                    --------------------------------------------------------
                                                                    SIX MONTH ENDED              YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         41.525         $     33.716       $     46.116
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.161         $      0.333       $      0.270
  Expenses                                                                    (0.458)              (0.788)            (0.810)
                                                                    ----------------         ------------       ------------
    Net investment loss                                             $         (0.297)        $     (0.455)      $     (0.540)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                          0.686                8.264            (11.860)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $          0.389         $      7.809       $    (12.400)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         41.914         $     41.525       $     33.716
                                                                    ================         ============       ============
  Total Return                                                                  0.94%#+++^^         23.16%+++^        (26.89)%+++
Ratios (to average net assets):
  Expenses##                                                                    2.16%++              2.12%              2.10%
  Net investment loss                                                          (1.39)%++            (1.22)%            (1.45)%
Portfolio turnover                                                                45%                  80%               264%
Number of units outstanding at end of period (000 Omitted)                       378                  409                455

                                                                                MANAGED SECTORS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 2
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         72.313         $     92.865       $     50.488
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.465         $      0.633       $      0.493
  Expenses                                                                    (1.179)              (1.817)            (1.236)
                                                                    ----------------         ------------       ------------
    Net investment loss                                             $         (0.714)        $     (1.184)      $     (0.743)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                        (25.483)             (19.368)            43.120
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $        (26.197)        $    (20.552)      $     42.377
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         46.116         $     72.313**     $     92.865
                                                                    ================         ============       ============
  Total Return                                                                (36.23)%+++              --                 --
Ratios (to average net assets):
  Expenses##                                                                    0.88%+               0.83%+             0.84%+
  Net investment loss                                                          (1.32)%+             (1.39)%+           (1.30)%+
Portfolio turnover                                                               295%                 447%               417%
Number of units outstanding at end of period (000 Omitted)                       573                  697                686

                                                                                MANAGED SECTORS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 3
                                                                    --------------------------------------------------------
                                                                    SIX MONTH ENDED              YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         40.837         $     33.207       $     45.487
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.165         $      0.321       $      0.251
  Expenses                                                                    (0.502)              (0.817)            (0.852)
                                                                    ----------------         ------------       ------------
    Net investment loss                                             $         (0.337)        $     (0.496)      $     (0.601)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                          0.690                8.126            (11.679)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $          0.353         $      7.630       $    (12.280)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         41.190         $     40.837       $     33.207
                                                                    ================         ============       ============
  Total Return                                                                  0.86%#+++^^         22.98%+++^        (27.00)%+++
Ratios (to average net assets):
  Expenses##                                                                    2.31%++              2.27%              2.25%
  Net investment loss                                                          (1.54)%++            (1.37)%            (1.56)%
Portfolio turnover                                                                45%                  80%               264%
Number of units outstanding at end of period (000 Omitted)                       176                  202                296

                                                                                MANAGED SECTORS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 3
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         71.434         $     91.870       $     50.021
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.487         $      0.602       $      0.473
  Expenses                                                                    (1.297)              (1.908)            (1.290)
                                                                    ----------------         ------------       ------------
    Net investment loss                                             $         (0.810)        $     (1.306)      $     (0.817)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                        (25.137)             (19.130)            42.666
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $        (25.947)        $    (20.436)      $     41.849
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         45.487         $     71.434       $     91.870
                                                                    ================         ============       ============
  Total Return                                                                (36.32)%+++              --                 --
Ratios (to average net assets):
  Expenses##                                                                    0.88%+               0.83%+             0.84%+
  Net investment loss                                                          (1.32)%+             (1.39)%+           (1.30)%+
Portfolio turnover                                                               295%                 447%               417%
Number of units outstanding at end of period (000 Omitted)                       390                  576                785

  * Per unit data are based on the average number of units outstanding during each year.
 ** The per unit net asset value has been restated to a rounded third decimal place where previously the amount was truncated.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ Annualized.
+++ The total return does not reflect load fees in conjuction with the redemption of units.
  # Not annualized.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The account's total return calculation includes proceeds received on March
    26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.083 and $0.081 per unit for Compass 2 and Compass 3, respectively, based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the account's ending net asset value per unit, total return per unit value for the year ended December 31, 2003 would have been 22.92% and 22.73% for Compass 2 and Compass 3, respectively.
 ^^ The account's total return calculation includes proceeds received on March
    19, 2004 for the remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.008 and $0.008 per unit for Compass 2 and Compass 3, respectively, based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the account's ending net asset value per unit, total return for the six months ended June 30, 2004 would have been 0.92% and 0.84% for Compass 2 and Compass 3, respectively.

                       See notes to financial statements.

                                                                                MANAGED SECTORS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                      COMPASS 3 - LEVEL 2
                                                                    --------------------------------------------------------
                                                                    SIX MONTH ENDED              YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         13.215         $     10.730       $     14.676
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.050         $      0.106       $      0.083
  Expenses                                                                    (0.142)              (0.252)            (0.259)
                                                                    ----------------         ------------       ------------
    Net investment loss                                             $         (0.092)        $     (0.146)      $     (0.176)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                          0.216                2.631             (3.770)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $          0.124         $      2.485       $     (3.946)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         13.339         $     13.215       $     10.730
                                                                    ================         ============       ============
  Total Return                                                                  0.94%#+++^^         23.16%+++^        (26.89)%+++
Ratios (to average net assets):
  Expenses##                                                                    2.16%++              2.12%              2.10%
  Net investment loss                                                          (1.40)%++            (1.22)%            (1.46)%
Portfolio turnover                                                                45%                  80%               264%
Number of units outstanding at end of period (000 Omitted)                     3,133                3,228              3,173

                                                                                MANAGED SECTORS VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                      COMPASS 3 - LEVEL 2
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         23.014         $     29.554       $     16.068
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.136         $      0.201       $      0.159
  Expenses                                                                    (0.350)              (0.578)            (0.401)
                                                                    ----------------         ------------       ------------
    Net investment loss                                             $         (0.214)        $     (0.377)      $     (0.242)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                         (8.124)              (6.163)            13.728
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (8.338)        $     (6.540)      $     13.486
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         14.676         $     23.014       $     29.554
                                                                    ================         ============       ============
  Total Return                                                                (36.23)%+++              --                 --
Ratios (to average net assets):
  Expenses##                                                                    0.88%+               0.83%+             0.84%+
  Net investment loss                                                          (1.32)%+             (1.39)%+           (1.30)%+
Portfolio turnover                                                               295%                 447%               417%
Number of units outstanding at end of period (000 Omitted)                     3,559                3,548              3,115

  * Per unit data are based on the average number of units outstanding during each year.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ Annualized.
+++ The total return does not reflect load fees in conjuction with the redemption of units.
  # Not annualized.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The account's total return calculation includes proceeds received on March
    26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.026 per unit based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the account's ending net asset value per unit, total return per unit value for the year ended December 31, 2003 would have been 22.92% for Compass 3 -- Level 2.
 ^^ The account's total return calculation includes proceeds received on March
    19, 2004 for the remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.003 per unit based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the account's ending net asset value per unit, total return for the six months ended June 30, 2004 would have been 0.92% for Compass 3 -- Level 2.

                       See notes to financial statements.

                                                                                 MONEY MARKET VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 2
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         20.188         $     20.322       $     20.341
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.110         $      0.247       $      0.382
  Expenses                                                                    (0.202)              (0.381)            (0.401)
                                                                    ----------------         ------------       ------------
  Net Increase (decrease) in unit value                             $         (0.092)        $     (0.134)      $     (0.019)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         20.096         $     20.188       $     20.322
                                                                    ================         ============       ============
  Total Return                                                                 (0.45)%#+++          (0.66)%+++         (0.09)%+++
Ratios (to average net assets):
  Expenses##                                                                    1.97%++              1.87%              1.96%
  Net investment income                                                        (0.89)%++            (0.63)%            (0.12)%
Number of units outstanding at end of period (000 Omitted)                     1,181                1,172              1,626

                                                                                 MONEY MARKET VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 2
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         19.862         $     18.997       $     18.391
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.950         $      1.232       $      0.960
  Expenses                                                                    (0.471)              (0.367)            (0.354)
                                                                    ----------------         ------------       ------------
  Net Increase (decrease) in unit value                             $          0.479         $      0.865       $      0.606
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         20.341         $     19.862       $     18.997
                                                                    ================         ============       ============
  Total Return                                                                  2.41%+++               --                 --
Ratios (to average net assets):
  Expenses##                                                                    0.65%+               0.60%+             0.58%+
  Net investment income                                                         2.51%+               4.45%+             3.25%+
Number of units outstanding at end of period (000 Omitted)                     1,986                3,304              3,749

                                                                                 MONEY MARKET VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 3
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         16.553         $     16.680       $     16.712
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.074         $      0.198       $      0.318
  Expenses                                                                    (0.157)              (0.325)            (0.350)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.083)        $     (0.127)      $     (0.032)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         16.470         $     16.553       $     16.680
                                                                    ================         ============       ============
  Total Return                                                                 (0.50)%#+++          (0.76)%+++         (0.19)%+++
Ratios (to average net assets):
  Expenses##                                                                    2.07%++              1.97%              2.06%
  Net investment income                                                        (1.01)%++            (0.74)%            (0.14)%
Number of units outstanding at end of period (000 Omitted)                       118                  155                186

                                                                                 MONEY MARKET VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                           COMPASS 3
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         16.334         $     15.638       $     15.154
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.784         $      1.002       $      0.781
  Expenses                                                                    (0.406)              (0.306)            (0.297)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $          0.378         $      0.696       $      0.484
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         16.712         $     16.334       $     15.638
                                                                    ================         ============       ============
  Total Return                                                                  2.31%+++               --                 --
Ratios (to average net assets):
  Expenses##                                                                    0.65%+               0.60%+             0.58%+
  Net investment income                                                         2.51%+               4.45%+             3.25%+
Number of units outstanding at end of period (000 Omitted)                       222                  468                863

                                                                                 MONEY MARKET VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                      COMPASS 3 - LEVEL 2
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         12.390         $     12.466       $     12.472
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.090         $      0.131       $      0.223
  Expenses                                                                    (0.143)              (0.207)            (0.229)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.053)        $     (0.076)      $     (0.006)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         12.337         $     12.390       $     12.466
                                                                    ================         ============       ============
  Total Return                                                                 (0.43)%#+++          (0.61)%+++         (0.04)%+++
Ratios (to average net assets):
  Expenses##                                                                    1.92%++              1.82%              1.91%
  Net investment income                                                        (0.85)%++            (0.61)%            (0.01)%
Number of units outstanding at end of period (000 Omitted)                     2,422                  896              1,113

                                                                                 MONEY MARKET VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                      COMPASS 3 - LEVEL 2
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         12.172         $     11.636       $     11.259
                                                                    ----------------         ------------       ------------
  Investment income                                                 $          0.710         $      0.747       $      0.579
  Expenses                                                                    (0.410)              (0.211)            (0.202)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $          0.300         $      0.536       $      0.377
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         12.472         $     12.172       $     11.636
                                                                    ================         ============       ============
  Total Return                                                                  2.46%+++               --                 --
Ratios (to average net assets):
  Expenses##                                                                    0.65%+               0.60%+             0.58%+
  Net investment income                                                         2.51%+               4.45%+             3.25%+
Number of units outstanding at end of period (000 Omitted)                     2,835                1,562              3,875

  * Per unit data are based on the average number of units outstanding during each year.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ Annualized.
+++ The total return does not reflect load fees in conjunction with the redemption of units.
  # Not annualized.
 ## Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                                 TOTAL RETURN VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                            COMPASS 2
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         41.571         $     35.950       $     38.562
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          0.692         $      1.237       $      1.407
  Expenses                                                                    (0.451)              (0.800)            (0.777)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          0.241         $      0.437       $      0.630
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                          0.565                5.184             (3.242)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $          0.806         $      5.621       $     (2.612)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         42.377         $     41.571       $     35.950
                                                                    ================         ============       ============
  Total Return                                                                  1.94%#+++           15.64%+++          (6.77)%+++
Ratios (to average net assets):
  Expenses##                                                                    2.11%++              2.10%              2.08%
  Net investment income@@                                                       1.11%++              1.13%              1.43%
Portfolio turnover                                                                40%                  62%                76%
Number of units outstanding at end of period (000 Omitted)                     1,589                1,688              1,871

                                                                                 TOTAL RETURN VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                            COMPASS 2
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         39.126         $     33.728       $     33.250
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          1.513         $      1.464       $      1.374
  Expenses                                                                    (0.830)              (0.727)            (0.701)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          0.683         $      0.737       $      0.673
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                         (1.247)               4.661             (0.195)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.564)        $      5.398       $      0.478
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         38.562         $     39.126       $     33.728**
                                                                    ================         ============       ============
  Total Return                                                                 (1.44)%+++              --                 --
Ratios (to average net assets):
  Expenses##                                                                    0.85%+               0.83%+             0.83%+
  Net investment income@@                                                       1.67%+               2.02%+             1.90%+
Portfolio turnover                                                               104%                 105%               106%
Number of units outstanding at end of period (000 Omitted)                     2,080                2,240              2,925

                                                                                 TOTAL RETURN VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                            COMPASS 3
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         40.597         $     35.160       $     37.771
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          0.694         $      1.200       $      1.360
  Expenses                                                                    (0.488)              (0.823)            (0.804)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          0.206         $      0.377       $      0.556
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                          0.551                5.060             (3.167)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $          0.757         $      5.437       $     (2.611)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         41.354         $     40.597       $     35.160
                                                                    ================         ============       ============
  Total Return                                                                  1.86%#+++           15.46%+++          (6.91)%+++
Ratios (to average net assets):
  Expenses##                                                                    2.26%++              2.25%              2.23%
  Net investment income@@                                                       0.94%++              1.01%              1.61%
Portfolio turnover                                                                40%                  62%                76%
Number of units outstanding at end of period (000 Omitted)                       387                  453                634

                                                                                 TOTAL RETURN VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                            COMPASS 3
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         38.380         $     33.134       $     32.713
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          1.599         $      1.395       $      1.315
  Expenses                                                                    (0.939)              (0.749)            (0.727)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          0.660         $      0.646       $      0.588
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                         (1.269)               4.600             (0.167)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.609)        $      5.246       $      0.421
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         37.771         $     38.380**     $     33.134
                                                                    ================         ============       ============
  Total Return                                                                 (1.59)%+++              --                 --
Ratios (to average net assets):
  Expenses##                                                                    0.85%+               0.83%+             0.83%+
  Net investment income@@                                                       1.67+                2.02%+             1.90%+
Portfolio turnover                                                               104%                 105%               106%
Number of units outstanding at end of period (000 Omitted)                       838                1,253              2,125

                                                                                 TOTAL RETURN VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                        COMPASS 3 - LEVEL 2
                                                                    --------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                     JUNE 30, 2004           -------------------------------
                                                                      (UNAUDITED)                2003               2002
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         19.599         $     16.949       $     18.180
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          0.315         $      0.575       $      0.658
  Expenses                                                                    (0.207)              (0.376)            (0.367)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          0.108         $      0.199       $      0.291
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                          0.272                2.451             (1.522)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $          0.380         $      2.650       $     (1.231)
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         19.979         $     19.599       $     16.949
                                                                    ================         ============       ============
  Total Return                                                                  1.94%#+++           15.64%+++          (6.77)%+++
Ratios (to average net assets):
  Expenses##                                                                    2.11%++              2.10%              2.08%
  Net investment income@@                                                       1.09%++              1.11%              1.55%
Portfolio turnover                                                                40%                  62%                76%
Number of units outstanding at end of period (000 Omitted)                     5,733                5,946              6,236

                                                                                 TOTAL RETURN VARIABLE ACCOUNT
                                                                    --------------------------------------------------------
                                                                                        COMPASS 3 - LEVEL 2
                                                                    --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                          2001                   2000               1999
                                                                    ----------------         ------------       ------------
Per unit data:*
  Net asset value -- beginning of period                            $         18.446         $     15.901       $     15.676
                                                                    ----------------         ------------       ------------
  Investment income@@                                               $          0.687         $      0.683       $      0.642
  Expenses                                                                    (0.382)              (0.343)            (0.331)
                                                                    ----------------         ------------       ------------
    Net investment income                                           $          0.305         $      0.340       $      0.311
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                         (0.571)               2.205             (0.086)
                                                                    ----------------         ------------       ------------
  Net increase (decrease) in unit value                             $         (0.266)        $      2.545       $      0.225
                                                                    ----------------         ------------       ------------
  Unit value:
  Net asset value -- end of period                                  $         18.180         $     18.446**     $     15.901
                                                                    ================         ============       ============
  Total Return                                                                 (1.44)%+++              --                 --
Ratios (to average net assets):
  Expenses##                                                                    0.85%+               0.83%+             0.83%+
  Net investment income@@                                                       1.67%+               2.02%+             1.90%+
Portfolio turnover                                                               104%                 105%               106%
Number of units outstanding at end of period (000 Omitted)                     6,537                6,382              6,729

 @@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per unit by $0.020, $0.020, and $0.010 respectively, increase net realized and unrealized gains and losses per unit by $0.020, $0.020, and $0.010 respectively, and decrease the ratio of net investment income to average net assets by 0.05%, 0.05%, and 0.05% respectively. Per unit, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  * Per unit data are based on the average number of units outstanding during each year.
 ** The per unit net asset value has been restated to a rounded third decimal place where previously the amount was truncated.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ Annualized
+++ The total return does not reflect load fees in conjuction with the redemption of units.
  # Not annualized
 ## Ratios do not reflect reductions from fees paid indirectly.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) BUSINESS AND ORGANIZATION

Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, and Total Return Variable Account (the variable account(s)) are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account, and Total Return Variable Account operate as open-end, diversified management investment companies, and Global Governments Variable Account, High Yield Variable Account, and Managed Sectors Variable Account operate as open-end, non-diversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2) SIGNIFICANT ACCOUNTING POLICIES

General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Capital Appreciation Variable Account, Global Governments Variable Account, High Yield Variable Account, Managed Sectors Variable Account, and Total Return Variable Account can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The High Yield Variable Account can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Equity securities in the variable accounts' portfolios for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Bonds and other fixed income securities (other than short-term obligations) in the variable accounts' portfolios are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Foreign currency options are valued by MFS using an external pricing model approved by the Board of Trustees that uses market data from an independent pricing source. Futures contracts are valued at the settlement price as reported by an independent pricing service on the primary exchange on which they are traded. Forward foreign currency contracts are valued using spot rates and forward points as reported by an independent pricing source. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the variable accounts' portfolios are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Money Market Variable Account use of amortized cost is subject to the variable account's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the variable accounts calculate its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the variable accounts may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the variable accounts' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

Repurchase Agreements - Certain variable accounts may enter into repurchase agreements with institutions that the variable accounts' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The variable accounts require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the variable accounts to obtain those securities in the event of a default under the repurchase agreement. The variable accounts monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the variable accounts under each such repurchase agreement. The variable accounts, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

Futures Contracts - Certain variable accounts may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the variable account is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the variable account each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the variable account. The variable account's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the variable account has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates or securities prices move unexpectedly, the variable account may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Certain variable accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The variable accounts may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the variable accounts may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The variable accounts may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the variable accounts may enter into contracts with the intent of changing the relative exposure of the variable accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Dollar Roll Transactions - The Government Securities Variable account enters into dollar roll transactions, with respect to mortgage backed securities issued by GNMA, FNMA, and FHLMC, in which the variable account sells mortgage backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon, and maturity) securities at a later date at an agreed-upon price. The variable accounts' total return is enhanced through either a reduced purchase price on the buy, or receipt of an income fee from the broker.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. For the Money Market Variable Account, all premium and discount is amortized and accreted for financial statement purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively. Dividends received in cash are recorded on the ex-dividend date.

The following variable accounts were participants in a class-action lawsuit against Cendant Corporation. On March 26, 2003 these variable accounts received a partial cash settlement recorded as a realized gain on investment transactions. The partial proceeds from the non-recurring litigation settlement resulted in an increase in net asset value per unit based on the units outstanding on the day proceeds were received.

                                                                     CAPITAL       MANAGED
                                                                  APPRECIATION     SECTORS
                                                                    VARIABLE      VARIABLE
                                                                     ACCOUNT       ACCOUNT
--------------------------------------------------------------------------------------------
Cash Settlement                                                   $  6,006,689   $   140,332
Increase in net asset value per unit
   Compass 2 Contracts                                            $      0.900   $     0.083
   Compass 3 Contracts                                            $      0.594   $     0.081
   Compass 3 -- Level 2 Contracts                                 $      0.247   $     0.026

Exluding the effect of these payments from the variable accounts' ending net asset value per unit, total return for the year ended December 31, 2003 would have been lower by:

                                                                     CAPITAL       MANAGED
                                                                  APPRECIATION     SECTORS
                                                                    VARIABLE      VARIABLE
                                                                     ACCOUNT       ACCOUNT
--------------------------------------------------------------------------------------------
   Compass 2 Contracts                                                2.24%         0.24%
   Compass 3 Contracts                                                2.24%         0.25%
   Compass 3 -- Level 2 Contracts                                     2.25%         0.24%

The following variable accounts were participants in a class-action lawsuit against Cendant Corporation. On March 19, 2004 these variable accounts received the remaining cash settlement recorded as a realized gain on investment transactions. The remaining proceeds from the non-recurring litigation settlement resulted in an increase in net asset value per unit based on the units outstanding on the day proceeds were received.

                                                                     CAPITAL       MANAGED
                                                                  APPRECIATION     SECTORS
                                                                    VARIABLE      VARIABLE
                                                                     ACCOUNT       ACCOUNT
--------------------------------------------------------------------------------------------
Cash Settlement                                                   $    622,626   $    14,555
Increase in net asset value per unit
   Compass 2 Contracts                                            $      0.108   $     0.008
   Compass 3 Contracts                                            $      0.071   $     0.008
   Compass 3 -- Level 2 Contracts                                 $      0.029   $     0.003

Exluding the effect of these payments from the variable accounts' ending net asset value per unit, total return for the six months ended June 30, 2004 would have been lower by:

                                                                     CAPITAL       MANAGED
                                                                  APPRECIATION     SECTORS
                                                                    VARIABLE      VARIABLE
                                                                     ACCOUNT       ACCOUNT
--------------------------------------------------------------------------------------------
   Compass 2 Contracts                                                    0.22%         0.02%
   Compass 3 Contracts                                                    0.21%         0.02%
   Compass 3 -- Level 2 Contracts                                         0.21%         0.02%

The Capital Appreciation Variable Account was a participant in a class-action lawsuit against Rite Aid Corporation. On February 18, 2004 the variable account received a cash settlement in the amount of $33,833, recorded as a realized gain on investment transactions. The proceeds from the non-recurring litigation settlement resulted in an increase in net asset value of $0.108, $0.071, and $0.029 per unit based on the shares outstanding on the day the proceeds were received for Compass 2, Compass 3, and Compass 3 -- Level 2, respectively. Excluding the effect of this payment from the variable accounts' ending net asset value per unit, total return for the six months ended June 30, 2004, would have been lower by 0.22%, 0.21%, and 0.22% for Compass 2, Compass 3, and Compass 3 -- Level 2, respectively.

Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the variable account at a future date, usually beyond customary settlement time. Certain variable accounts may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. Each variable account holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the variable account may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the variable accounts other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above. Certain variable accounts may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The variable accounts' custody fees are reduced according to an arrangement that measures the value of cash deposited with the custodian by the variable accounts. During the six months ended June 30, 2004, each variable account's custodian fee was reduced by the amount listed below under this arrangement. Each variable account has entered into a commission recapture agreement, under which certain brokers will credit each variable account a portion of the commissions generated, to offset certain expenses of the variable account. For six months ended June 30, 2004, each variable account's miscellaneous expense was reduced under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                                  CAPITAL       GLOBAL     GOVERNMENT    HIGH    MANAGED    MONEY     TOTAL
                                                APPRECIATION  GOVERNMENTS  SECURITIES    YIELD    SECTORS   MARKET    RETURN
                                                  VARIABLE     VARIABLE     VARIABLE   VARIABLE  VARIABLE  VARIABLE  VARIABLE
                                                   ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT
   --------------------------------------------------------------------------------------------------------------------------
   Balance credits                              $         --  $        --  $     (586) $ (1,623) $     --  $     --  $   (177)
   Directed brokerage credits                         (2,246)         (45)         --        --      (488)       --        --
                                                ============  ===========  ==========  ========  ========  ========  ========

Federal Income Taxes - The variable accounts are funding vehicles for individual variable annuities. The operations of the variable accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the variable accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

(3) CONTRACT CHARGES

The Sponsor makes a deduction from the variable accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each variable account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Global Governments Variable Account, Managed Sectors Variable Account, and Total Return Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the variable accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the variable accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3 Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

(4) ANNUITY RESERVES

Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates between February 1, 1987 and December 31, 1998 have been calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 1999 have been calculated using the Annuity Mortality 2000 table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5) TRANSACTIONS WITH AFFILIATES

Investment Adviser - Each variable account has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an affiliate of the Sponsor, to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate based on a percentage of each variable account's average daily net assets as follows:

                                                                  ANNUAL RATE OF MANAGEMENT FEE    ANNUAL RATE OF MANAGEMENT FEE
                                                                        BASED ON AVERAGE                BASED ON AVERAGE
                                                                        DAILY NET ASSETS                DAILY NET ASSETS
                                                                   NOT EXCEEDING $300 MILLION       IN EXCESS OF $300 MILLION
--------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account                                         0.75%                           0.675%
Global Governments Variable Account                                           0.75%                           0.675%
Government Securities Variable Account                                        0.55%                           0.495%
High Yield Variable Account                                                   0.75%                           0.675%
Managed Sectors Variable Account                                              0.75%                           0.675%
Money Market Variable Account                                                 0.50%                           0.500%
Total Return Variable Account                                                 0.75%                           0.675%

The agreement also provides that the Investment Adviser will pay certain variable account expenses in excess of 1.25% of the average daily net assets of each variable account for any calendar year. The variable accounts pay no compensation directly to their officers or members of the Board of Managers who are affiliated with the Investment Adviser or the Sponsor.

Administrator - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the variable accounts and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each variable account is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, each variable account paid MFS an administrative fee up to the following annual percentage rates of the variable accounts' average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Effective April 1, 2004, each variable account paid MFS an administrative fee up to the following annual percentage rates of the variable accounts' average daily net assets:

            First $2 billion                               0.01120%
            Next $2.5 billion                              0.00832%
            Next $2.5 billion                              0.00032%
            In excess of $7 billion                        0.00000%

For the six months ended June 30, 2004, the variable accounts paid MFS the following to partially reimburse MFS for the costs of providing administrative services:

                                              CAPITAL      GLOBAL     GOVERNMENT    HIGH      MANAGED     MONEY      TOTAL
                                           APPRECIATION  GOVERNMENTS  SECURITIES    YIELD     SECTORS     MARKET     RETURN
                                             VARIABLE     VARIABLE     VARIABLE   VARIABLE   VARIABLE    VARIABLE  VARIABLE
                                              ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT    ACCOUNT     ACCOUNT   ACCOUNT
   ---------------------------------------------------------------------------------------------------------------------------
   Administrative fees                     $     22,342  $       910  $    8,106  $   6,113  $   4,786  $    3,427  $   14,647
   Percent of average daily net assets          0.01441%     0.01449%    0.01445%   0.01458%   0.01442%    0.01417%    0.01441%
                                           ============  ===========  ==========  =========  =========  ==========  ==========

(6) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows:

                                                                                   PURCHASES         SALES
--------------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account                                           $  92,086,783   $  110,846,681
Global Governments Variable Account                                                 6,677,053        6,508,179
Government Securities Variable Account                                                     --        2,051,680
High Yield Variable Account                                                        36,355,396       61,454,706
Managed Sectors Variable Account                                                   29,821,974       35,249,434
Total Return Variable Account                                                      65,127,024       77,621,012

Purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:

                                                                                  PURCHASES          SALES
---------------------------------------------------------------------------------------------------------------
Global Governments Variable Account                                             $   2,657,243   $     2,586,704
Government Securities Variable Account                                             76,659,129        81,572,742
Total Return Variable Account                                                      14,889,762        10,245,274

Purchases and sales of investments for Money Market Variable Account, which consist solely of short-term obligations, amounted to $974,195,568 and $974,657,568, respectively, excluding repurchase agreements.

(7) PARTICIPANT TRANSACTIONS

The changes in net assets from changes in numbers of outstanding units were as follows:

                                                             SIX MONTHS ENDED JUNE 30, 2004 (000 OMITTED)
                                 --------------------------------------------------------------------------------------------------
                                                 TRANSFERS BETWEEN     WITHDRAWALS,
                                                 VARIABLE ACCOUNTS     SURRENDERS,
                                    PURCHASE         AND FIXED       ANNUITIZATIONS,        NET               NET           NET
                                    PAYMENTS        ACCUMULATION      AND CONTRACT      ACCUMULATION     ANNUITIZATION   INCREASES
                                    RECEIVED          ACCOUNT            CHARGES          ACTIVITY         ACTIVITY      (DECREASE)
                                 --------------  -----------------  ----------------  -----------------  -------------   ----------
                                 UNITS  DOLLARS   UNITS   DOLLARS   UNITS   DOLLARS   UNITS    DOLLARS      DOLLARS       DOLLARS
                                 -----  -------  ------  ---------  -----  ---------  ------  ---------  -------------   ----------
Capital Appreciation
  Variable Account
Compass 2 Contracts                 20  $   962     (15) $    (643)  (279) $ (14,520)   (274) $ (14,201) $        (120)  $  (14,321)
Compass 3 Contracts                 45    1,505    (106)    (3,613)   (46)    (1,583)   (107)    (3,691)            (0)*     (3,691)
Compass 3 -- Level 2 Contracts     103    1,386     243      3,563   (468)    (6,672)   (122)    (1,723)           (21)      (1,744)
                                        -------          ---------         ---------          ---------  -------------   ----------
                                        $ 3,853          $    (693)        $ (22,775)         $ (19,615) $        (141)  $  (19,756)
                                        =======          =========         =========          =========  =============   ==========
Global Governments
  Variable Account
Compass 2 Contracts                  2  $    38     (15) $    (377)   (10) $    (245)    (23) $    (584) $          (2)  $     (586)
Compass 3 Contracts                  3       76      (8)      (202)    (2)       (39)     (7)      (165)            (1)        (166)
Compass 3 -- Level 2 Contracts       7       91      16        228    (52)      (735)    (29)      (416)            (0)*       (416)
                                        -------          ---------         ---------          ---------  -------------   ----------
                                        $   205          $    (351)        $  (1,019)         $  (1,165) $          (3)  $   (1,168)
                                        =======          =========         =========          =========  =============   ==========
Government Securities
  Variable Account
Compass 2 Contracts                 11  $   351     (84) $  (3,029)  (144) $  (5,250)   (217) $  (7,928) $        (270)  $   (8,198)
Compass 3 Contracts                 12      283     (22)      (557)   (13)      (329)    (23)      (603)             6         (597)
Compass 3 -- Level 2 Contracts      17      244      (8)       (94)  (123)    (1,863)   (114)    (1,713)           (32)      (1,745)
                                        -------          ---------         ---------          ---------  -------------   ----------
                                        $   878          $  (3,680)        $  (7,442)         $ (10,244) $        (296)  $  (10,540)
                                        =======          =========         =========          =========  =============   ==========
High Yield Variable Account
Compass 2 Contracts                  6  $   209     (52) $  (1,739)  (109) $  (3,725)   (155) $  (5,255) $         (80)  $   (5,335)
Compass 3 Contracts                  7      171     (30)      (738)    (6)      (141)    (29)      (708)             0*        (708)
Compass 3 -- Level 2 Contracts      14      165  (1,589)   (21,040)   (94)    (1,260) (1,669)   (22,135)            (3)     (22,138)
                                        -------          ---------         ---------          ---------  -------------   ----------
                                        $   545          $ (23,517)        $  (5,126)         $ (28,098) $         (83)  $  (28,181)
                                        =======          =========         =========          =========  =============   ==========
Managed Sectors
  Variable Account
Compass 2 Contracts                  4  $   103       0* $      80    (35) $  (1,438)    (31) $  (1,255) $          (8)  $   (1,263)
Compass 3 Contracts                 14      564     (30)    (1,233)   (10)      (395)    (26)    (1,064)            (7)      (1,071)
Compass 3 -- Level 2 Contracts      58      721      97      1,347   (250)    (3,317)    (95)    (1,249)            (7)      (1,256)
                                        -------          ---------         ---------          ---------  -------------   ----------
                                        $ 1,388          $     194         $  (5,150)         $  (3,568) $         (22)  $   (3,590)
                                        =======          =========         =========          =========  =============   ==========
Money Market Variable Account
Compass 2 Contracts                  6  $   113     173  $   3,504   (170) $  (3,428)      9  $     189  $          98   $      287
Compass 3 Contracts                 45      735     (56)      (914)   (26)      (428)    (37)      (607)           (11)        (618)
Compass 3 -- Level 2 Contracts      12      123   1,697     21,010   (183)    (2,247)  1,526     18,886              4       18,890
                                        -------          ---------         ---------          ---------  -------------   ----------
                                        $   971          $  23,600         $  (6,103)         $  18,468  $          91   $   18,559
                                        =======          =========         =========          =========  =============   ==========
Total Return Variable Account
Compass 2 Contracts                  8  $   300      35  $   1,529   (142) $  (5,968)    (99) $  (4,139) $         (97)  $   (4,236)
Compass 3 Contracts                 30    1,234     (67)    (2,747)   (29)    (1,202)    (66)    (2,715)           (44)      (2,759)
Compass 3 -- Level 2 Contracts      71    1,324     174      3,532   (458)    (9,101)   (213)    (4,245)           (94)      (4,339)
                                        -------          ---------         ---------          ---------  -------------   ----------
                                        $ 2,858          $   2,314         $ (16,271)         $ (11,099) $        (235)  $  (11,334)
                                        =======          =========         =========          =========  =============   ==========

*Amount less than $500

                                                             YEAR ENDED DECEMBER 31, 2003 (OOO OMITTED)
                                 ------------------------------------------------------------------------------------------------
                                                 TRANSFERS BETWEEN    WITHDRAWALS,
                                                 VARIABLE ACCOUNTS     SURRENDERS,
                                    PURCHASE        AND FIXED       ANNUITIZATIONS,         NET              NET          NET
                                    PAYMENTS      ACCUMULATION        AND CONTRACT      ACCUMULATION    ANNUITIZATION  INCREASES
                                    RECEIVED         ACCOUNT             CHARGES          ACTIVITY         ACTIVITY    (DECREASE)
                                 --------------  -----------------  ----------------  ----------------  -------------  ----------
                                 UNITS  DOLLARS  UNITS    DOLLARS   UNITS   DOLLARS   UNITS   DOLLARS      DOLLARS       DOLLARS
                                 -----  -------  -----   ---------  -----  ---------  -----  ---------  -------------  ----------
Capital Appreciation
  Variable Account
Compass 2 Contracts                 52  $ 2,088    (57)  $  (1,996)  (476) $ (21,416)  (481) $ (21,324) $        (565) $  (21,889)
Compass 3 Contracts                104    3,003    (26)     (6,888)   (59)    (1,700)  (191)    (5,585)           (34)     (5,619)
Compass -- 3 Level 2 Contracts     205    2,276    338       4,579   (605)    (7,443)   (62)      (588)           (24)       (612)
                                        -------          ---------         ---------         ---------  -------------  ----------
                                        $ 7,367          $  (4,305)        $ (30,559)        $ (27,497) $        (623) $  (28,120)
                                        =======          =========         =========         =========  =============  ==========
Global Governments
  Variable Account
Compass 2 Contracts                  1  $    22     15   $     346    (15) $    (365)     1  $       3  $          (6) $       (3)
Compass 3 Contracts                  9      195    (19)       (422)    (7)      (165)   (17)      (392)            (2)       (394)
Compass -- 3 Level 2 Contracts      12      140     52         697    (73)      (967)     9       (130)            (5)       (135)
                                        -------          ---------         ---------         ---------  -------------  ----------
                                        $   357          $     621         $  (1,497)        $    (519) $         (13) $     (532)
                                        =======          =========         =========         =========  =============  ==========
Government Securities
  Variable Account
Compass 2 Contracts                 25  $   845    (39)  $  (1,440)  (298) $ (10,778)  (312) $ (11,373) $        (377) $  (11,750)
Compass 3 Contracts                 33      816    (71)     (1,792)   (20)      (512)   (58)    (1,488)             0      (1,488)
Compass 3 -- Level 2 Contracts      47      651     29         480   (206)    (3,060)  (130)    (1,929)           (24)     (1,953)
                                        -------          ---------         ---------         ---------  -------------  ----------
                                        $ 2,312          $  (2,752)        $ (14,350)        $ (14,790) $        (401) $  (15,191)
                                        =======          =========         =========         =========  =============  ==========
High Yield
  Variable Account
Compass 2 Contracts                 17  $   475     30   $   1,123   (289) $  (9,021)  (242) $  (7,423) $        (480) $   (7,903)
Compass 3 Contracts                 19      413    (65)     (1,440)   (17)      (392)   (63)    (1,419)             0      (1,419)
Compass 3 -- Level 2 Contracts      33      357     53       1,949   (139)    (1,735)   (53)       571             (6)        565
                                        -------          ---------         ---------         ---------  -------------  ----------
                                        $ 1,245          $   1,632         $ (11,148)        $  (8,271) $        (486) $   (8,757)
                                        =======          =========         =========         =========  =============  ==========
Managed Sectors
  Variable Account
Compass 2 Contracts                 10  $   340      2   $     215    (58) $  (2,163)   (46) $  (1,608) $         (23) $   (1,631)
Compass 3 Contracts                 42    1,477   (114)     (4,104)   (22)      (789)   (94)    (3,416)            (8)     (3,424)
Compass 3 -- Level 2 Contracts     114    1,220    294       3,720   (353)    (4,190)    55        750            (12)        738
                                        -------          ---------         ---------         ---------  -------------  ----------
                                        $ 3,037          $    (169)        $  (7,142)        $  (4,274) $         (43) $   (4,317)
                                        =======          =========         =========         =========  =============  ==========
Money Market
  Variable Account
Compass 2 Contracts                 27  $   498   (138)  $  (2,740)  (343) $  (6,957)  (454) $  (9,199) $        (128) $   (9,327)
Compass 3 Contracts                 71    1,160    (63)     (1,035)   (39)      (635)   (31)      (510)           (11)       (521)
Compass 3 -- Level 2 Contracts      65      782    168       2,162   (450)    (5,603)  (217)    (2,659)            85      (2,574)
                                        -------          ---------         ---------         ---------  -------------  ----------
                                        $ 2,440          $  (1,613)        $ (13,195)        $ (12,368) $         (54) $  (12,422)
                                        =======          =========         =========         =========  =============  ==========
Total Return
  Variable Account
Compass 2 Contracts                 21  $   727     14   $     822   (218) $  (8,126)  (183) $  (6,577) $        (462) $   (7,039)
Compass 3 Contracts                 71    2,577   (208)     (7,554)   (44)    (1,622)  (181)    (6,599)          (107)     (6,706)
Compass 3 -- Level 2 Contracts     140    2,277    396       7,328   (826)   (14,797)  (290)    (5,192)           143      (5,049)
                                        -------          ---------         ---------         ---------  -------------  ----------
                                        $ 5,581          $     596         $ (24,545)        $ (18,368) $        (426) $  (18,794)
                                        =======          =========         =========         =========  =============  ==========

(8) LINE OF CREDIT

Each variable account and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each variable account, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating variable accounts at the end of each calendar quarter. The commitment fee allocated to each variable account for the six months ended June 30, 2004, ranged from $71 and $1,526 and is included in miscellaneous expense. None of the variable accounts had significant borrowings during the six months ended June 30, 2004.

(9) FINANCIAL INSTRUMENTS

Certain variable accounts trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the variable account has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                                     NET UNREALIZED
                                                            CONTRACTS TO      CURRENCY                    CONTRACTS    APPRECIATON
                                           SETTLEMENT DATE DELIVER/RECEIVE ABBREVIATIONS IN EXCHANGE FOR  AT VALUE   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Global Governments                   Sales         8/16/04          49,522      AUD      $        34,412 $    34,242 $          170
  Variable Account                                 8/16/04       1,999,452      DKK              324,727     327,370         (2,643)
                                            8/4/04-8/16/04       1,656,614      EUR            2,004,030   2,016,405        (12,375)
                                                   8/17/04          64,000      GBP              115,971     115,542            429
                                                   8/11/04      19,917,892      JPY              181,997     182,468           (471)
                                                    7/6/04     113,308,228      KRW               97,755      98,014           (259)
                                                    8/9/04         773,698      NZD              484,770     486,906         (2,136)
                                                   8/16/04           3,723      SEK                  489         494             (5)
                                                                                         --------------- ----------- --------------
                                                                                         $     3,244,151 $ 3,261,441 $      (17,290)
                                                                                         =============== =========== ==============
                                 Purchases         8/16/04          16,681      AUD      $        11,376 $    11,534 $          158
                                                   8/16/04         149,565      CHF              120,325     119,631           (694)
                                            8/4/04-8/16/04         375,540      EUR              453,159     457,096          3,937
                                                   8/17/04         199,763      GBP              360,173     360,643            470
                                            8/4/04-8/11/04     397,171,686      JPY            3,606,074   3,638,469         32,395
                                                    7/6/04     113,308,228      KRW               97,335      98,015            680
                                                   8/16/04         157,275      NOK               22,767      22,680            (87)
                                                   7/28/04         231,369      PLN               61,689      62,275            586
                                                   8/16/04         924,858      SEK              121,866     122,778            912
                                                                                         --------------- ----------- --------------
                                                                                         $     4,854,764 $ 4,893,121 $       38,357
                                                                                         =============== =========== ==============
High Yield                           Sales         8/14/04       1,674,925      EUR      $     2,025,206 $ 2,038,545 $      (13,339)
  Variable Account                                 8/16/04         469,274      SEK               61,626      62,298           (672)
                                                                                         --------------- ----------- --------------
                                                                                         $     2,086,832 $ 2,100,843 $      (14,011)
                                                                                         =============== =========== ==============
                                 Purchases          8/4/04         408,198      EUR      $       493,793 $   496,885 $        3,092
                                                                                         =============== =========== ==============

At June 30, 2004, forward currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $4,380 with Merrill Lynch International for the Global Governments Variable Account.

See page 23 for an explanation of abbreviations used to indicate amounts show in currencies other than U.S. Dollar.

At June 30, 2004 the variable accounts had sufficient cash and/or securities to cover any commitments under these contracts.

FUTURES CONTRACTS

                                                                                                                      UNREALIZED
                                                                                                                      APPRECIATION
                                                   DESCRIPTION                   EXPIRATION    CONTRACTS   POSITION  (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Government Securities Variable Account   U.S. Treasury Notes-10 Year Futures  September 2004       30        Long      $  10,304
                                         U.S. Treasury Notes-2 Year Futures   September 2004       47        Short        (6,805)
                                                                                                                       ---------
                                                                                                                       $   3,499

At June 30, 2004 the variable accounts had sufficient cash and/or securities to cover any margin requirements under these contracts.

(10) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sale of funds sponsored by MFS (including the Variable Accounts). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan administered by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. The complaints by these regulatory authorities did not involve the Variable Accounts, but rather involved MFS' retail funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established and funded by MFS for distribution to retail fund shareholders. MFS has further agreed with the NYAG to reduce its management fees by approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million. In addition, MFS and the retail funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

MFS and certain MFS funds and their trustees and affiliates have been named as defendants in class action and other lawsuits alleging similar claims concerning market timing and use of fund assets in recognition of fund sales and seeking damages of unspecified amounts.

Although MFS does not believe that these regulatory developments will have a material adverse effect on the Variable Accounts, there can be no assurance that these developments and/or the ongoing adverse publicity resulting from these developments will not result in increased redemptions, reduced sales or other adverse consequences.

(11) SUBSEQUENT EVENT

The following variable accounts' investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, MFS, on July 28, 2004 transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, certain variable accounts accrued an estimate of the amount to be received upon final approval of the plan of distribution as follows:

                                                              CAPITAL     MANAGED    TOTAL
                                                           APPRECIATION   SECTORS    RETURN
                                                             VARIABLE    VARIABLE   VARIABLE
                                                              ACCOUNT     ACCOUNT   ACCOUNT
--------------------------------------------------------------------------------------------
Cash Settlement                                            $    227,161  $ 63,230   $ 20,000
Increase in net asset value per unit
   Compass 2 Contracts                                     $      0.040  $  0.041   $  0.008
   Compass 3 Contracts                                     $      0.026  $  0.040   $  0.008
   Compass 3 -- Level 2 Contracts                          $      0.011  $  0.013   $  0.004

COMPASS VARIABLE ACCOUNTS
MEMBERS OF BOARDS OF MANAGERS AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Board of Managers of the Variable Accounts provides broad supervision over the affairs of each Account. MFS is responsible for the investment management of each Account's assets and the officers of the Variable Accounts are responsible for its operations.

                               POSITION(S) HELD   MANAGER/OFFICER         PRINCIPAL OCCUPATION AND OTHER
  NAME, DATE OF BIRTH             WITH FUND           SINCE(1)       DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED MEMBERS

C. James Prieur(3)                 Member         July 1999        Sun Life Assurance Company of Canada, President and
(born 04/21/51)                                                    Chief Operating Officer (since April 1999), General
                                                                   Manager, U.S. (until April 1999)

David D. Horn(3)                   Member         April 1986       Private investor; Retired; Sun Life Assurance Company of
(born 06/07/41)                                                    Canada, Former Senior Vice President and General
                                                                   Manager for the United States (until 1997)

INDEPENDENT MEMBERS

J. Kermit Birchfield              Chairman         May 1997        Consultant; Century Partners, Inc. (investments),
(born 01/08/40)                                                    Managing Director; Displaytech, Inc. (manufacturer of
                                                                   liquid crystal display technology), Director

Robert C. Bishop                   Member          May 2001        AutoImmune Inc. (pharmaceutical product development),
(born 01/13/43)                                                    Chairman, President and Chief Executive Officer; Caliper
                                                                   Life Sciences Corp. (laboratory analytical instruments),
                                                                   Director; Millipore Corporation (purification/filtration
                                                                   products), Director; Quintiles Transnational Corp.
                                                                   (contract services to the medical industry), Director

Frederick H. Dulles                Member          May 2001        Ten State Street LLP (law firm), Partner; McFadden,
(born 03/12/42)                                                    Pilkington & Ward LLP (solicitors and registered foreign
                                                                   lawyers), Partner (until June 2003); Jackson & Nash, LLP
                                                                   (law firm), Of Counsel (January 2000 to November 2000)

Derwyn F. Phillips                 Member         April 1986       Retired
(born 08/31/30)

----------
(1) Date first appointed to serve as Trustee/Officer of an MFS/Sun Life Product. Each Member has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                               POSITION(S) HELD   MANAGER/OFFICER                 PRINCIPAL OCCUPATION AND OTHER
  NAME, DATE OF BIRTH             WITH FUND          SINCE(1)             DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
Ronald G. Steinhart                 Member          May 2001       Private investor; Bank One, Texas N.A., Vice Chairman
(born 06/15/40)                                                    and Director (January 2000 to January 2001); Bank One
                                                                   Corporation, Officer (until January 2000); Carreker
                                                                   Corporation (consultant and technology provider to
                                                                   financial institutions), Director; Prentiss Properties
                                                                   Trust (real estate investment trust), Director; United
                                                                   Auto Group, Inc. (automotive retailer), Director

Haviland Wright                     Member          May 2001       Hawaii Small Business Development Center, Kaua'i
(born 07/21/48)                                                    Center, Center Director (since March 2002); Displaytech,
                                                                   Inc. (manufacturer of liquid crystal display technology),
                                                                   Chairman and Chief Executive Officer (until March 2002)

MEMBERS EMERITUS

Garth Marston                  Member Emeritus                     Retired
(born 04/28/26)

Samuel Adams                   Member Emeritus                     Retired
(born 10/19/25)

OFFICERS

Robert J. Manning(4)              President       February 2004    Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                    Executive Officer, President, Chief Investment Officer and
                                                                   Director

John W. Ballen(4)               President and      August 2001     Massachusetts Financial Services Company, Chief
(born 09/12/59)                     Member            until        Executive Officer and Director (until February 2004)
                                                  February 2004

James R. Bordewick, Jr.(4)         Assistant      February 1997    Massachusetts Financial Services Company, Senior Vice
(born 03/06/59)                    Secretary                       President and Associate General Counsel
                                 and Assistant
                                    Clerk

Stephen E. Cavan(4)              Secretary and    December 1989    Massachusetts Financial Services Company, Senior Vice
(born 11/06/53)                      Clerk            until        President, General Counsel and Secretary (until March
                                                    March 2004     2004)

----------
(1) Date first appointed to serve as Trustee/Officer of an MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                               POSITION(S) HELD   MANAGER/OFFICER                 PRINCIPAL OCCUPATION AND OTHER
  NAME, DATE OF BIRTH             WITH FUND          SINCE(1)             DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(4)            Assistant          May 2003     Massachusetts Financial Services Company, Vice
(born 10/01/53)                    Treasurer                       President (since April 2003); Brown Brothers Harriman &
                                                                   Co., Senior Vice President (November 2002 to April 2003);
                                                                   ING Groep N.V./Aeltus Investment Management, Senior Vice
                                                                   President (prior to November 2002)

Robert R. Flaherty(4)              Assistant          May 2001     Massachusetts Financial Services Company, Vice
(born 09/18/63)                    Treasurer                       President (since August 2000); UAM Fund Services,
                                                                   Senior Vice President (prior to August 2000)

Richard M. Hisey(4)                Treasurer        August 2002    Massachusetts Financial Services Company, Senior Vice
(born 08/29/58)                                                    President (since July 2002); The Bank of New York,
                                                                   Senior Vice President (September 2000 to July 2002);
                                                                   Lexington Global Asset Managers, Inc., Executive Vice
                                                                   President and Chief Financial Officer (prior to
                                                                   September 2000); Lexington Funds, Chief Financial
                                                                   Officer (prior to September 2000)

Ellen Moynihan(4)                  Assistant          May 2001     Massachusetts Financial Services Company, Vice President
(born 11/13/57)                    Treasurer

Frank L. Tarantino             Independent Chief  September 2004   Tarantino LLC (provider of compliance services),
(born 03/07/44)                Compliance Officer                  Principal (since June 2004); CRA Business Strategies
                                                                   Group (consulting services), Executive Vice President
                                                                   (April 2003 to June 2004); David L. Babson & Co.
                                                                   (investment adviser), Managing Director, Chief
                                                                   Administrative Officer and Director (February 1997 to
                                                                   March 2003)

James O. Yost(4)                   Assistant          May 2001     Massachusetts Financial Services Company, Senior Vice
(born 06/12/60)                    Treasurer                       President

----------
(1) Date first appointed to serve as Trustee/Officer of an MFS/Sun Life Product. Each Member has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Accounts do not hold annual meetings for the purpose of electing Members of the Board of Managers ("Managers"), and Managers are not elected for fixed terms. The Accounts will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Managers. Each Manager and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Managers currently serve as Manager of each Account and have served in that capacity since originally elected or appointed. All of the Managers are also Trustees of the MFS Sun/Life Series Trust. The executive officers of the Compass Variable Accounts hold similar offices for the MFS Sun/Life Series Trust and other funds in the MFS fund complex. Each Manager serves as a Trustee or Manager of 36 Accounts/Series.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling
1-800-752-7215.

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec.gov.

Information regarding how the variable accounts voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge by visiting the proxy voting section of mfs.com or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO MANAGERS++

Margaret Adams
William J. Adams
John F. Addeo
David A. Antonelli
David M. Calabro
James J. Calmas
Kenneth J. Enright
Steven R. Gorham
Alan Langsner
John D. Laupheimer, Jr.
Gregory Locraft
Kate Mead
Constantinos Mokas
Edward L. O'Dette
Stephen Pesek
Scott B.Richards
Michael W. Roberge
Matthew W. Ryan
James T. Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi

(C) 2004 MFS/Sun Life Financial Distributors Inc.
++MFS Investment Management(R)


                                                               COUS-SEM 8/04 45M

ITEM 2. CODE OF ETHICS.

Applicable for semi-annual reports if the registrant has amended the code of ethics during the period covered by the report or has granted a waiver, including an implicit waiver, from a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time. [Applicable for periods ending on or after July 9, 2004 (beginning with Form N-CSRs filed at the end of September, 2004 for July 31, 2004 reporting period.)]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted procedures by which shareholders may send communications, including recommendations for nominees to the Registrant's Board, to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of series of the Registrant], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, c/o Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the series of the Registrant to which it relates, and (iii) identify the class and number of shares held by the shareholder.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (1) [**An amendment to the code of ethics, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: The amendment is attached hereto.**][**APPLICABLE IF THE REGISTRANT HAS AMENDED ITS CODE OF ETHICS DURING THE PERIOD COVERED BY REPORT**]

     (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   GOVERNMENT SECURITIES VARIABLE ACCOUNT
            --------------------------------------------------------------------


By (Signature and Title)*  ROBERT J. MANNING
                          ------------------------------------------------------
                           Robert J. Manning, President

Date: August 23, 2004
      ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  ROBERT J. MANNING
                          ------------------------------------------------------
                          Robert J. Manning, President
                          (Principal Executive Officer)

Date: August 23, 2004
      ---------------

By (Signature and Title)* RICHARD M. HISEY
                          ------------------------------------------------------
                          Richard M. Hisey, Treasurer (Principal Financial Officer and Accounting Officer)

Date: August 23, 2004
      ---------------


* Print name and title of each signing officer under his or her signature.